As filed with the Securities and Exchange Commission on April 26, 2007

File No. 333-22557

File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 12

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 66

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen L. Kuhn

Senior Vice President, Secretary and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2007 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Registrant hereby amends this registration statement on such date or dates as may by necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes a variable rider issued in connection with certificates issued to individuals participating under a group flexible premium adjustable life insurance policy offered by Massachusetts Mutual Life Insurance Company (MassMutual). The group policy allows individual owners to elect certificates offering participation in MassMutual’s fixed account and to elect a rider to the certificate offering additional participation in a separate account of MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as “policy” or “policies.” The policy provides lifetime insurance protection for as long as it remains in force. Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

The owner (you or your) has a number of investment choices in this policy. They include a Guaranteed Principal Account and more than twenty Separate Account divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account divisions invests in a corresponding fund. These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state specific policy provisions may apply include:

•	Certain investment options and certain policy features;
•	Free look rights, including the length of the free look period and refund amounts;
•	Premium taxes; and
•	Fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2007. We filed the SAI with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference into this prospectus and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

For a free copy of the SAI, or for general inquiries, contact our “Administrative Office”:

Massachusetts Mutual Life Insurance Company

LCM Document Management Hub

1295 State Street

Springfield, MA 01111-0001

1-800-548-0073

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2007

Variable Rider

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, electing up to eight divisions at one time, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You can also allocate premium to the Guaranteed Principal Account.

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Service Class)

MFS® Variable Insurance TrustSM

MFS® Emerging Growth Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® Research Series (Initial Class)

MML Series Investment Fund

MML Equity Index Fund (Class II)

MML Growth Equity Fund

MML Series Investment Fund II

MML Equity Fund

MML Managed Bond Fund

MML Small Cap Equity Fund

Oppenheimer Variable Account Funds

Oppenheimer Balanced Fund/VA (Non-Service)

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Core Bond Fund/VA (Non-Service)

Oppenheimer Global Securities Fund/VA (Non-Service)

Oppenheimer High Income Fund/VA (Non-Service)

Oppenheimer Main Street® Fund/VA (Non-Service)

Oppenheimer Main Street® Small Cap Fund/VA (Non-Service)

Oppenheimer MidCap Fund/VA (Non-Service)

Oppenheimer Money Fund (Non-Service)

Oppenheimer Strategic Bond Fund/VA (Non-Service)

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA (Non-Service)

Panorama Growth Portfolio (Non-Service)

Panorama Total Return Portfolio (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio1

T. Rowe Price New America Growth Portfolio

1	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment option for policies with a policy date of May 1, 2004 or later.

Massachusetts Mutual Variable Life Separate Account I

Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers two death benefit options. Each is the greater of the minimum face amount in effect on the date of death, or:

1.  Death Benefit Option A (a level amount option): The selected face amount in effect on the date of death.

2.  Death Benefit Option B (a variable amount option): The selected face amount plus the account value of the policy on the date of death.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund. Please review your policy carefully for details.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of more than 20 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the Guaranteed Principal Account. Amounts allocated to the Guaranteed Principal Account are guaranteed and earn interest daily. Certain restrictions apply to transfer to and from the Guaranteed Principal Account.
FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

•choose the timing, amount and frequency of premium payments;

•change the death benefit option;

•increase or decrease the policy’s face amount;

•change the beneficiary; and

•change your investment selections.

TRANSFERS	Within limitations, you may transfer funds among the investment divisions and the Guaranteed Principal Account. We also offer two automated transfer programs: Automated Account Rebalancing and Automated Account Value Transfer.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its surrender value. You may also withdraw a part of the surrender value. A withdrawal will reduce your account value and may reduce the selected face amount of your policy. Surrenders and withdrawals may result in adverse tax consequences.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.
ASSIGNABILITY	You may assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral. Your beneficiary may receive the Death Benefit free of income tax.
ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.
SUITABILITY	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the policy value in a short period of time.
TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or it exceeds its debt limit. Before the policy terminates, however, you will have a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium. Termination of your policy may result in adverse tax consequences.
LIMITATIONS ON ACCESS TO CASH VALUE

•Withdrawals are not available during the 1st six months of the 1st policy year.

•The minimum withdrawal amount is $500. A withdrawal charge equal to the lesser of 2% of the amount of the withdrawal or $25 will be deducted from the amount of the withdrawal.

•The withdrawal amount may not exceed the non-loaned account value of a Separate Account division or Guaranteed Principal Account.

•The maximum withdrawal amount is equal to the cash surrender value less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

LIMITATIONS ON TRANSFERS

•Transfers from the Guaranteed Principal Account are generally limited to one per policy year and may not exceed the lesser of (1) 25% of your account value in the Guaranteed Principal Account at the time of your transfer or (2) Your account value in the Guaranteed Principal Account less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

•We reserve the right to restrict or reject transfers if we determine the transfers reflect frequent trading or a market-timing strategy or are required to restrict or reject by the applicable fund.

•You may maintain account value in a maximum of eight (8) Separate Account divisions and the Guaranteed Principal Account at any one time.

•We reserve the right to charge a transfer fee for each transfer after twelve transfers in a policy year.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. It will have an effect on the policy’s surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty.

Existing tax laws that affect this policy may change at any time.

POLICY CHARGE CHANGES	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables.
ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Sales Load Charge[1]	When you pay premium	Not to exceed 5% of each premium.	5%
State Premium Tax Charge	When you pay premium	Not to exceed 5% of each premium.	This charge will always equal the applicable state rate multiplied by the premium paid.
Deferred Acquisition Cost (“DAC”) Tax Charge	When you pay premium	Not to exceed 0.25% of each premium.	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.
Withdrawal Charge	When you withdraw a portion of your account value from the policy	2% of the amount withdrawn, not to exceed $25 per withdrawal.	2% of the amount withdrawn, not to exceed $25 per withdrawal.
Accelerated Benefits Rider	If a claim for Accelerated Benefits is made	$0 (there is currently no charge for this rider)	$250.00
1	The Sales Load Charge varies for each employer group depending on (1) the group enrollment procedures selected by the employer, (2) the total group premium paid by the employer, (3) the size of the employer group, and (4) other factors. Once the Sales Load Charge is set, it will never change for any of the policies issued to individuals under the same group.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Cost of Insurance Charge[1]	Monthly, on the policy’s monthly calculation date.	Not to exceed “Maximum Amount Deducted”	Minimum/Maximum[4] Rates per $1000 of Insurance Risk: $0.15 — $83.33
Cost of Insurance Charge for a 45 year old non-smoker in the standard risk class, with death benefit option 1.[2]	Monthly, on the policy’s monthly calculation date.	Rate per $1000 of Insurance Risk: $0.12	Rate per $1000 of Insurance Risk: $0.36
Administrative Charge	Monthly, on the policy’s monthly calculation date.

(i) Policies issued as part of an employer sponsored mandatory (basic) insurance program:

•  Fewer than 1,000 policies in a case, $5.25 per policy[6]

•  1,000+ policies in a case, $2.00 per policy[7]

(ii) All other policies, $5.25 per policy

$9 per policy
Mortality & Expense Risk Charge	Daily (at the effective annual rate)	Annual Rate: 0.75% of the policy’s average daily net assets in the Separate Account Divisions	Annual Rate: 1.00% of the policy’s average daily net assets in the Separate Account Divisions

Fee Tables

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Transfer Charge	Upon each transfer after the first 12 transfers in a policy year	$0	$10
Loan Interest Rate Expense Charge[9]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	0.75%	1.25%

Rider Charges:		Minimum-Maximum	Minimum-Maximum
• Accidental Death and Dismemberment Rider (AD&D)[5]	Monthly, on the policy’s monthly calculation date	Rates per $1000 of Insurance Risk: $0.04 — $0.06	Rates per $1000 of Insurance Risk: $0.04 — $0.06
Accidental Death and Dismemberment Rider charge for a 45 year old, non-smoker, in the standard risk class.[8]	Monthly, on the policy’s monthly calculation date	Rate per $1000 of Insurance Risk: $0.05	Rate per $1000 of Insurance Risk: $0.05
• Waiver of Monthly Charges Rider[5]	Monthly, on the policy’s monthly calculation date	Rates per $1 of Monthly Deduction[3] $0.05 — $0.12	Rates per $1 of Monthly Deduction[3] $0.05 — $0.12
Waiver of Monthly Charges Rider charge for a 45 year old male, non-smoker, in the standard risk class.[8]	Monthly, on the policy’s monthly calculation date	Rate per $1 of Monthly Deduction: $0.11	Rate per $1 of Monthly Deduction: $0.11

All of the monthly charges listed in the Periodic Charges table above are deducted from the Guaranteed Principal Account. If the value in the Guaranteed Principal Account is less than the charges, the deficiency will be deducted proportionately from the then current account values in the Separate Account divisions. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The cost of insurance charge rates may vary by the insured’s issue age, risk classification, selected face amount, policy duration and group rating. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling our Administrative Office at 1-800-548-0073.
2	The rates shown for “representative insured” are 1st year rates for supplemental coverage only. Rates for mandatory coverage for the 1st year are $0.11 (Current Amount Deducted) and $0.48 (Maximum Amount Deducted) for groups issued prior to November 1, 2005 and $0.10 (Current Amount Deducted) and $0.48 (Maximum Amount Deducted) for groups issued on and after November 1, 2005. The rates will increase as the insured ages. For groups issued on and after November 1, 2005, eligibility to maintain these “Current Amount Deducted” rates is contingent upon the group’s meeting our established criteria for this rate class. We reevaluate eligibility for the rate class at five-year intervals from the anniversary of the effective date of the employer’s participation in the group contract.
3	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) cost of insurance charge and (c) any applicable rider charges.
4	The cost of insurance charge rates reflected in this table are for standard risks; the maximum cost of insurance charge rates are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables.
5	The accidental death and dismemberment rider charges and the waiver of monthly charges rider charges vary based on the individual characteristics of the insured. These rider charges may not be representative of the charges that a particular policyowner will pay. If you would like information on the accidental death and dismemberment rider charges and the waiver of monthly charges rider charges for your particular situation, you can request a personalized illustration from your financial representative or by calling our Administrative Office at 1-800-548-0073.
6	For employer sponsored mandatory (basic) insurance programs, cases issued with fewer than 1,000 policies will be reviewed annually on the anniversary of the effective date of the employer’s participation in the group contract. If on such date the number of policies in the case exceeds 1,000, we will reduce the monthly Administrative Charge for the policies in that case to $2.00 per policy. Such reduction will take effect within 60 days of the date of the annual review.
7	If you become disassociated from your employer or your employer no longer sponsors the insurance program, the monthly Administrative Charge for your policy will be $5.25.
8	The rates shown for the “representative insured” are first year rates only.
9	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.

Fee Tables

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2006. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.35%	1.15%

Investment Management Fees and Other Expenses

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2006.

Fund Name	Management Fees[1]	Other Expenses	12b-1 Fees	Acquired Fund Fee & Expenses		Total Annual Fund Operating Expenses
American Century VP Income & Growth Fund (Class I)	0.70%[2]	0.00%	—	—		0.70%
American Century VP Value Fund (Class I)	0.93%[2]	0.00%	—	—	[3]	0.93%
Fidelity® VIP Contrafund® Portfolio (Service Class)	0.57%	0.09%	0.10%	—		0.76%[4]
MFS® Emerging Growth Series (Initial Class)	0.75%	0.12%	—	—		0.87%[5]
MFS® New Discovery Series (Initial Class)	0.90%	0.13%	—	—		1.03%[5]
MFS® Research Series (Initial Class)	0.75%	0.14%	—	—		0.89%[5]
MML Equity Fund	0.39%	0.03%[6]	—	—		0.42%
MML Equity Index Fund (Class II)	0.10%	0.25%[6]	—	—		0.35%[8]
MML Growth Equity Fund	0.80%	0.35%[6]	—	—		1.15%[7]
MML Managed Bond Fund	0.45%	0.01%[6]	—	—		0.46%
MML Small Cap Equity Fund	0.65%	0.26%[6]	—	—		0.91%[7]
Oppenheimer Balanced Fund/VA (Non-Service)	0.72%	0.03%[9]	—	—		0.75%[10]
Oppenheimer Capital Appreciation Fund/VA (Non-Service)	0.64%	0.03%[9]	—	—		0.67%[10]
Oppenheimer Core Bond Fund/VA (Non-Service)	0.73%	0.04%[9]	—	—		0.77%[10]
Oppenheimer Global Securities Fund/VA (Non-Service)	0.62%	0.04%[9]	—	—		0.66%[10]
Oppenheimer High Income Fund/VA (Non-Service)	0.72%	0.02%[9]	—	—		0.74%[10]
Oppenheimer International Growth Fund/VA (Non-Service)	0.99%	0.05%[9]	—	—		1.04%[10]
Oppenheimer Main Street Fund®/VA (Non-Service)	0.64%	0.02%[9]	—	—		0.66%[10]
Oppenheimer Main Street Small Cap Fund®/VA (Non-Service)	0.72%	0.05%[9]	—	—		0.77%[10]
Oppenheimer MidCap Fund/VA (Non-Service)	0.67%	0.02%[9]	—	—		0.69%[10]
Oppenheimer Money Fund/VA (Non-Service)	0.45%	0.04%[9]	—	—		0.49%
Oppenheimer Strategic Bond Fund/VA (Non-Service)	0.62%	0.02%[9]	—	—		0.64%[11]
Panorama Growth Portfolio (Non-Service)	0.63%	0.05%[9]	—	—		0.68%[10]
Panorama Total Return Portfolio (Non-Service)	0.63%	0.03%[9]	—	—		0.66%[10]
T. Rowe Price Mid-Cap Growth Portfolio[12]	0.85%	0.00%	—	—		0.85%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	—	—		0.85%

Fee Tables

1	The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.
2	Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as fund assets increase.
3	Other expenses, which include the fees and expenses of the fund’s independent trustees and their legal counsel, interest, and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles, were less than 0.005% for the most recent fiscal year.
4	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been: Fidelity® VIP Contrafund® Portfolio (Service Class) 0.75%. These offsets may be discontinued at any time.
5	The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower.
6	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.
7	MassMutual has agreed to bear expenses of the funds (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.11% of the average daily net asset values of the funds through April 30, 2008. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Growth Equity Fund and MML Small Cap Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 0.91% for MML Growth Equity Fund and 0.76% for MML Small Cap Equity Fund.
8	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.05% of the average daily net asset values through April 30, 2008. Such agreements cannot be terminated unilaterally by MassMutual. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the fund on account of Class II shares. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.29%.
9	The “Other Expenses” in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the fund’s fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.
10	The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in the Oppenheimer Institutional Money Market Fund (IMMF). During the year ended December 31, 2006, the manager waived $4,303 for Oppenheimer Balanced Fund/VA, $5,287 for Oppenheimer Capital Appreciation Fund/VA, $126 for Oppenheimer Core Bond/VA, $13,271 for Oppenheimer Global Securities Fund/VA, $474 for Oppenheimer High Income Fund/VA, $2,785 for Oppenheimer Main Street Fund/VA, $1,600 for Oppenheimer Main Street Small Cap Fund/VA, and $2,708 for Oppenheimer MidCap Fund/VA for IMMF management fees. There was no change to “Other Expenses” and “Total Operating Expenses.”
The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in the Oppenheimer Institutional Money Market Fund (IMMF). During the year ended December 31, 2006, the manager waived $526 for Oppenheimer International Growth Fund/VA, $116 for Panorama Growth Portfolio, and $217 for Panorama Total Return Portfolio for IMMF management fees. There was no change to “Other Expenses” and “Total Operating Expenses.”
11	The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in Oppenheimer Institutional Money Market Fund (IMMF). During the year ended December 31, 2006, the manager waived $74,462 for IMMF management fees. The fund also had a reduction to custodian expenses of $5,883. After these waivers/reductions, the actual “Other Expenses” and “Total Annual Operating Expenses” as a percentage of average daily net assets were 0.01% and 0.63%.
12	The T. Rowe Price Mid-Cap Growth Portfolio is unavailable for policies issued on May 1, 2004, or later.

(See the fund prospectus and Statement of Additional Information documents for more details.)

Fee Tables

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, and retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate (GVUL)

Availability

Only certificate owners may elect the variable rider. The certificates are only available to individuals who are members of a group acceptable to MassMutual where the group sponsor such as an employer, association, sponsoring organization or trust executes a participation agreement requesting participation in a group contract issued by MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as “policy” or “policies.” We aggregate each individual in a group for purposes of determining:

•	issue dates;
•	policy dates;
•	underwriting classification; and
•	sales load percentages.

The group contract and the participation agreement specify the rights and privileges of the employer or group sponsor. The policy is evidence of coverage under the group contract, and you may exercise all rights and privileges under the policy through the employer or group sponsor. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.

In certain states, the policy is not available as a variable rider to a group flexible premium adjustable life insurance certificate. In these states, the policy is only available as a group flexible premium variable adjustable life insurance certificate issued under a group flexible premium variable adjustable life insurance policy. The policy will still provide you the opportunity to allocate account value to the Separate Account and in all material respects is identical to the variable rider to a group flexible premium adjustable life insurance certificate.

In connection with the offering and sale of the policy, we reserve the right to reject any purchase application.

General Overview

The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of two death benefit options and you can, within limitations, change your death benefit option. This flexibility allows you to meet changing insurance needs under a single life insurance policy.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a Guaranteed Principal Account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment

The Company/Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate (GVUL)

performance of the funds you select, the interest we credit on the Guaranteed Principal Account, and the death benefit option you select. When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit.

This policy is “participating” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

Owner, Insured, Beneficiary

Owner

You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. The owner is the person who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your” in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical company, in a “life settlement” typically has high transaction costs which may significantly reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement.

Insured

The insured is the person on whose life the policy is issued. The insured is named in the application for the policy. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance. We will not issue a policy for an insured who is more than 75 years old.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named, the owner must have their consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Purchasing a Policy and Your Right to Cancel

Purchasing A Policy

To apply for a policy you must send us a completed application. The minimum selected face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy. Coverage under the policy generally becomes effective on the policy’s issue date. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Variable Rider to (GVUL)/Owner, Insured, Beneficiary/Purchasing a Policy and Your Right to Cancel

Your Right To A “Free Look”

You have the right to examine your certificate. If you change your mind about owning it, generally, you may cancel it within 10 days of receiving it. Your election of the variable rider does not increase or decrease the duration of this free look period. If you cancel the certificate within the free look period we will issue you a refund. The free look period may vary depending on your state’s requirements.

The refund equals either:

•	the account value plus any premium deduction(s) and monthly deduction(s) reduced by any loans or withdrawals; or
•	where required by state law, all premiums paid, reduced by any loans or withdrawals.

During the free look period, your net

premium payment is held in the Guaranteed Principal Account. If you elect the variable rider after the free look period applicable to your certificate has expired, the net premiums that you pay will be applied among the Guaranteed Principal Account and the divisions of the Separate Account in accordance with your instructions.

To cancel the certificate, return it to us at our Administrative Office, to the agent who sold the certificate, or to one of our agency offices.

Premiums

There are two premium concepts under the policy:

•	Minimum Initial Premium
•	Modal Term Premium

Minimum Initial Premium

You must pay the minimum initial premium and submit the application and all other required forms in good order to our Administrative Office before we will issue your variable rider. The minimum initial premium is $500, and it must be paid either in one lump sum or via payroll deduction throughout the first Policy Year.

There is no $500 minimum initial premium payment requirement to activate the variable rider in states where we issue the policy as a group flexible premium variable adjustable life insurance certificate instead of as a variable rider to a group flexible premium adjustable life insurance certificate.

Modal Term Premium

Your employer pays the estimated premium amount that is necessary to cover the premium deductions and monthly deductions we assess under the policy during a period of time selected by Your employer. We call the estimated premium amount a “modal term premium.” The period of time selected by your employer can be one month, one calendar quarter, a six month period or one year. We call this period of time the “modal term.” We always apply billed modal term premiums payable by the employer to the Guaranteed Principal Account.

We base the modal term premium for a policy upon:

•	cost of insurance rates;
•	the sales load;
•	the state premium tax charge;
•	the deferred acquisition cost tax charge;
•	the administrative charge; and
•	any applicable rider charges.

The modal term premium for your policy may be subject to minimum and maximum amounts depending on:

•	the selected face amount of your policy;
•	the insured’s age; and
•	the employer group.

Please refer to Appendix B for the calculation of a hypothetical modal term premium.

The modal term selected by the employer in the participation agreement forms the basis for the billing cycle for your policy. If the employer selects a monthly modal term, then we will send your employer a monthly premium invoice for your policy. If the employer selects a yearly modal term, then we will send your employer an annual premium invoice. The employer may change the selected modal term at any time by written request to us. Your modal term is specified in your policy’s schedule page.

Purchasing a Policy and Your Right to Cancel/Premiums

If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the policy on your own. If you choose to continue the policy, you will become vested in all policy rights previously held by your employer, including the right to change the modal term to any mode but monthly.

There is no penalty if the employer does not pay the modal term premium; however, if the employer does not pay the modal term premium in a timely manner, we will deduct that amount from your account value. Payment of this amount does not guarantee coverage for any period of time. Even if the employer pays modal term premiums, the policy terminates if the account value becomes insufficient to pay account value charges and the grace period expires without sufficient payment.

Premium Flexibility

While your policy is in force, you may pay premiums at any time before the death of the insured subject to certain restrictions. Except for the minimum initial premium, so long as you have sufficient account value to keep the policy in force, there are no minimum premium payments under the policy.

We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to our Administrative Office.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If so, we will follow these procedures:

•

If we receive a subsequent premium payment greater than 21 calendar days prior to the policy anniversary date the premium payment will be considered not in good order. We will credit only that part of the premium payment to the policy that will not cause the policy to become a MEC. We will return the remaining portion of the payment to the premium payer. In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next policy anniversary date.

•	If we receive a subsequent premium payment for a planned premium due greater than 10 but less than 22 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and send a written notice to the owner requesting instructions on how to apply the payment. If the owner does not respond within 10 business days we will credit the policy with the portion of the payment that will not cause the policy to become a MEC and return the balance of the payment to the premium payer. The premium will be credited on the valuation date immediately following the 10th business day after receipt of the premium payment. If the owner responds within 10 business days and requests that the policy become a MEC, the premium payment will be applied on the date we receive the instructions in good order. If the owner responds and does not want the policy to become a MEC, we will apply the portion of the payment that will not cause the policy to become a MEC on the date we receive the instructions in good order and return the balance of the payment to the premium payer.

•

If we receive a subsequent premium payment within 10 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a valuation date, the payment will then be credited on the next valuation date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period, because the start of the 7-pay year may no longer coincide with your policy anniversary. Please refer to the Federal Income Tax Considerations section of this prospectus.

How and When Your Premium is Allocated

You choose the percentages of your net premiums to be allocated to the Separate Account divisions and/or the Guaranteed Principal Account. You may choose any percentages (rounded to two decimal places) as long as the total is 100%. You may allocate net premium payments to a maximum of eight Separate Account divisions and the Guaranteed Principal Account at any time. You may also change your allocation of future net premiums at any time without charge by written

Premiums

request, including via facsimile. This change will be effective on the date the properly completed change form is received at our Administrative Office. To allocate net premiums or to transfer account value to a ninth Separate Account division, you must transfer 100% of the account value from one or more of your eight selected Separate Account divisions.

During the free look period, we will apply the initial net premium we receive under certificates to which a variable rider has been added to the Guaranteed Principal Account. At the end of the free look period, we will apply your account value to the Guaranteed Principal Account and/or Separate Account divisions according to your instructions and subject to our current allocation rules.

Investment Choices

The Separate Account

The part of your premium that you invest in your variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.”

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the policies.

We have established a segment within the Separate Account to receive and invest premium payments for the policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the segment of the Separate Account that was established for the policies.

Currently, We have established twenty-six (26) divisions within the policies’ designated segment of the Separate Account. Each division purchases shares in a corresponding fund. Policyowners do not invest directly into the underlying funds. Instead, they invest in the Separate Account divisions. The Separate Account owns the fund shares. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

We have the right to make certain changes to the Separate Account as described in the section of this prospectus entitled “Reservation of Company Rights to Change the Policy or Separate Account.”

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any kind, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Premiums/Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. A copy of each underlying fund’s prospectus is attached to this prospectus.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Advisers and Sub-Advisers.

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers currently pay such compensation, visit massmutual.com/compensation.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds.

We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.

The compensation that we receive may be significant and we may profit from this compensation. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

Investment Choices

Sector	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
International/Global
	Oppenheimer Global Securities Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Small/Mid-Cap Growth
	MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	Oppenheimer MidCap Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	T. Rowe Price Mid-Cap Growth Portfolio[1]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Small/Mid Cap Blend
	MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Main Street Small Cap Fund®/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Small/Mid Cap Value
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
Large Cap Growth
	MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Service Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Investment Choices

Sector	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.
	Panorama Growth Portfolio (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Asset Allocation/Balanced
	Oppenheimer Balanced Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Panorama Total Return Portfolio (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Fixed Income
	MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Core Bond Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer High Income Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer Strategic Bond Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Short-Term/Stable Value
	Oppenheimer Money Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Flexible Equity
	MFS® Emerging Growth Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MFS® Research Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	T. Rowe Price New America Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

1	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004 or later.

Investment Choices

The Guaranteed Principal Account

In addition to the Separate Account, you may allocate net premium or transfer account value to the Guaranteed Principal Account. Amounts you allocate or transfer to the Guaranteed Principal Account become part of MassMutual’s general account assets, which supports life insurance and annuity obligations. You do not share in the investment experience of those assets. Rather, we guarantee a 3% rate of return on your allocated amount. For amounts transferred to the Guaranteed Principal Account due to a policy loan, the guaranteed rate is the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge (this charge is currently 0.75% and will not exceed 1.25%).

We may credit a higher rate of interest at our discretion.

We have not registered the general investment account under the Securities Act of 1933 nor under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the Guaranteed Principal Account or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Investment Choices

Policy Value

How The Value of your Policy is Calculated

The value of your policy is called its account value. The account value has two components:

1.	the variable account value, and

2.	the Guaranteed Principal Account value.

We will calculate your account value on each valuation date. Initially, this value equals the net amount of the first premium you and your employer paid under the policy. This amount is applied to the Guaranteed Principal Account until the expiration of the free look period. The account value is then allocated among the Separate Account divisions and/or the Guaranteed Principal Account according to your instructions, subject to applicable restrictions. We always apply billed modal term premiums paid by the employer to the Guaranteed Principal Account.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account; and
•	loans deducted from the Separate Account.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the premium payment allocated to a division by the value of the accumulation unit for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Guaranteed Principal Account Value

The Guaranteed Principal Account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
•	amounts transferred into the Guaranteed Principal Account from the Separate Account; minus
•	amounts transferred or withdrawn from the Guaranteed Principal Account; and minus
•	monthly charges deducted from the Guaranteed Principal Account.

Interest on the Guaranteed Principal Account

The Guaranteed Principal Account value earns interest at an effective annual rate, credited daily.

For the part of the Guaranteed Principal Account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the loan interest rate expense charge; or
•	3% if greater.

Policy Value

For the part of the Guaranteed Principal Account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make premium payments. Nor will making premium payments guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. If the policy is reinstated any adverse tax consequences that resulted from the termination cannot be reversed. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

We will not terminate your policy for failure to pay premiums. However, if on a monthly calculation date the account value less any policy debt is insufficient to cover the total monthly deduction, your policy will enter a grace period.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, and
•	30 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly deductions.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value.

Reinstatement

For a period of five (5) years after termination, you may be able to reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. Before we reinstate the policy, we must receive:

1.	A completed application to reinstate on our administrative form;

2.	A premium payment that will produce an account value equal to 3 times the monthly charges due on the monthly calculation date on or next following the date of reinstatement; and

3.	Evidence of insurability satisfactory to us.

If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. The policy will be reinstated on the monthly deduction date that is on, or next follows, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of the policy as of the reinstatement date. Your account value at reinstatement will be the premium paid at that time, reduced by any applicable sales load, premium tax charges and federal deferred acquisition cost tax charges and any monthly charges then due. We do not reinstate policy debt.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. If this occurs, a signed acknowledgement that the policy has become a modified endowment contract is required. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless reinstatement occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences resulting from lapse with policy debt be reversed.

Policy Value

Policy Transactions

While your policy is in force you may transfer funds among the variable investment divisions and to or from the Guaranteed Principal Account. You may also borrow against the policy, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may transfer all or part of a Separate Account division’s account value to any other division or the Guaranteed Principal Account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the valuation time on a valuation date, your transfer request will be effective on the next valuation date. We will consider all transfers made on one valuation date to be one transfer.

You can make transfers by written request on our administrative form or via the internet. In your transfer request, you must indicate the dollar amount or the percentage (rounded to two decimal places) you wish to transfer.

Currently, there is no limit on the number of transfers you may make. We reserve the right, however, to terminate, limit, or modify your ability to make transfers in accordance with our policy against frequent trading and market timing. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for transfers if there are more than twelve (12) transfers in a policy year. This fee will not exceed $10 per transfer.

You may maintain account value in a maximum of eight (8) Separate Account divisions and the Guaranteed Principal Account at any one time. If you want to allocate net premium or transfer account value to a ninth division, you must transfer 100% of the account value from one or more of the eight active Separate Account divisions.

You may transfer account value from the Separate Account to the Guaranteed Principal Account at any time without incurring a fee. You may only transfer account value from the Guaranteed Principal Account to the Separate Account once per policy year. This transfer may not exceed the lesser of:

•	25% of the Guaranteed Principal Account value (less any policy debt) at the time of your transfer, or
•

the Guaranteed Principal Account value (less any policy debt) less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

There is one exception to this rule. If:

•	you have transferred 25% of the Guaranteed Principal Account value in each of the previous three policy years, and
•	you have not allocated premium payments or made transfers to the Guaranteed Principal Account during any of the previous three policy years, except as a result of a policy loan, then you may transfer the remainder of the Guaranteed Principal Account value (less any policy debt) out of the Guaranteed Principal Account in the succeeding policy year. In this situation, you must transfer the full amount out of the Guaranteed Principal Account (less any policy debt) in one transaction.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the contract, including long-term owners who do not engage in these activities.

Policy Transactions

Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds described the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund. Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a contract year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We

Policy Transactions

reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Automated Account Value Transfer

Automated account value transfer allows you to make monthly transfers of account value in a Separate Account division to any combination of Separate Account divisions and the Guaranteed Principal Account. You may maintain value in a total of eight Separate Account Divisions and the Guaranteed Principal Account at any one time. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated account value transfers are not available from more than one Separate Account division or from the Guaranteed Principal Account. We consider this process as one transfer per policy year. We do not charge you for participating in the Automated Account Value Transfer Program.

You can elect, change or cancel automated account value transfer on any valuation date, provided we receive a fully completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after we receive your request in good order at our Administrative Office. If we receive your request before the end of the free look period, your first automated transfer will occur on the valuation date next following the end of this period.

Transfers will occur automatically. However, you must specify:

•	the Separate Account division we are to transfer from; and
•	the Separate Account division(s) and/or Guaranteed Principal Account we are to transfer to; and
•	the length of time during which transfers will continue.

If your transfer amount is greater than your account value in the Separate Account division we are transferring from, then we will transfer your remaining value in that division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.

We may at any time modify, suspend or terminate the automated account value transfer program without prior notification.

You may not elect automated account value transfer while you have elected automated account re-balancing for your policy.

Automated Account Re-Balancing

Automated account re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your account value in any combination of the Separate Account divisions and the Guaranteed Principal Account. You may maintain value in a total of eight Separate Account Divisions and the Guaranteed Principal Account at any one time. We must receive a fully completed written request in order to begin your automated account re-balancing program. Then, we will make transfers on a quarterly basis to and from the Separate Account divisions and the Guaranteed Principal Account to re-adjust your account value to your specified percentage. Quarterly re-balancing is based on your policy year. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the Automated Account Re-Balancing Program.

This program allows you to maintain a specific fund allocation. We will re-balance your account value only on a monthly calculation date. We consider automated account re-balancing as one transfer per policy year.

You can elect or cancel automated account re-balancing on any valuation date, provided we receive a fully completed written request. You may only change allocation percentages once each policy year. In addition, you may only reduce your allocation to the Guaranteed Principal Account by up to 25% once each policy year.

The effective date of the first automated re-balancing will be the first monthly calculation

Policy Transactions

date after we receive your request in good order at our Administrative Office. If we receive the request before the end of the free look period, your first re-balancing will occur on the valuation date next following the end of the free look period. The automated account re-balancing program is not subject to the restrictions on transfers from the Guaranteed Principal Account to the Separate Account.

We may at any time modify, suspend or terminate the automated account re-balancing program without prior notification.

You may participate in either the automated account value transfer program or the automated account re-balancing program at one time.

Withdrawals

After your policy has been in force for six months, you can withdraw value from your policy. You must send a written request on our administrative form to our Administrative Office.

•	Minimum withdrawal amount: $500 (before deducting the withdrawal charge).
•	Maximum withdrawal amount: cash surrender value less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

We deduct a charge of 2.0% of the amount you withdraw. This charge will not exceed $25.00.

We deduct the withdrawal amount from your account value as of the valuation time on the applicable valuation date.

You must specify the Guaranteed Principal Account or the Separate Account division(s) from which the withdrawal is to be made. If you do not specify otherwise, we will withdraw the amount in proportion from your values in the Separate Account divisions and the Guaranteed Principal Account, subject to the following restrictions:

•

an amount equal to any policy debt plus one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the Guaranteed Principal Account; and

•	the withdrawal amount may not exceed the non-loaned account value of a Separate Account division or the Guaranteed Principal Account.

We will reduce your account value by the amount of the withdrawal. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy will enter a grace period. If necessary, we will reduce Your policy’s selected face amount to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability. Withdrawals may have adverse tax consequences.

We will normally pay any withdrawal amounts within 7 days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the withdrawal amount. (Please refer to “Deferral of Payments” in the Other Policy Rights and Limitations section)

Surrenders

You may surrender your policy for its cash surrender value at any time while the policy is in force and the insured is alive. The cash surrender value is equal to:

•	the account value; less
•	any outstanding policy debt.

There is no surrender charge.

Your surrender is effective on the date we receive the policy and a fully completed written request in good order at our Administrative Office, unless you select a later effective date. If, however, we receive your surrender request on a date that is not a valuation date or after a valuation time, then your surrender will be effective on the next valuation date.

The policy terminates as of the effective date of the surrender and cannot be reinstated. Surrenders may have adverse tax consequences.

We will normally pay any surrender amounts within 7 days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the surrender amount. (Please refer to “Deferral of Payments” in the Other Policy Rights and Limitations section)

Loans

After your policy has been in force for 6 months, you may take a loan from the policy. We charge interest on policy loans, and the interest may be

Policy Transactions

added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.”

You may repay all or part of your policy debt, but you are not required to do so. We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will affect your policy’s cash surrender value;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

To take a loan, you must send a written request on our administrative form to our Administrative Office.

You must assign your policy to us as collateral for the loan.

Maximum Loan Amount

The maximum loan amount allowed at any time is equal to:

•	90% of your account value at the time of the loan; less
•	any outstanding policy debt before the new loan; less
•	interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less
•	an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

Payment of Proceeds

Loans will be effective on the valuation date we receive your written request and all other required documents in good order at our Administrative Office.

On the effective date of the loan, we deduct your requested loan amount from the Separate Account divisions and the Guaranteed Principal Account in proportion to the non-loaned account value of each on the effective date of the loan. However, an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the Guaranteed Principal Account. We liquidate accumulation units in the Separate Account divisions and transfer the resulting dollar amounts to the Guaranteed Principal Account. These dollar amounts become part of the loaned portion of the Guaranteed Principal Account. You may not borrow from the loaned portion of the Guaranteed Principal Account.

We will normally pay any loan amounts within 7 days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the loan amount. (Please refer to “Deferral of Payments” in the Other Policy Rights and Limitations section)

Interest Credited on Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan portion of the Guaranteed Principal Account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the loan interest rate expense charge.

The loan interest rate expense charge is currently .75%. We guarantee that this charge will not exceed 1.25%.

Loan Interest Rate

Your employer elects a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service. If this average is no longer published, we will use a substantially similar average. The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or
•	5%.

Policy Transactions

We will increase the rate if the maximum limit is at least  1/2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least  1/2% lower than the rate in effect for the previous year.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. Interest is due on each policy anniversary. If you do not pay interest when due, we will add the interest to the loan, and it will bear interest at the same rate. Any interest capitalized on a policy anniversary will be treated the same as a new loan. We will deduct this capitalized interest from the Separate Account divisions and the Guaranteed Principal Account in proportion to the non-loaned account values in each.

Effect of a Loan on the Values of the Policy

A policy loan reduces the death benefit and cash surrender value under the policy by the amount of the policy debt.

As long as a loan is outstanding, a portion of the account value equal to the loan is invested in the Guaranteed Principal Account. The Guaranteed Principal Account does not participate in the investment performance of the Separate Account.

Whenever you reach your policy debt limit, your policy may be at risk of terminating. If this happens, we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your policy debt limit is reached when total policy debt equals or exceeds the account value.

Repayment of Loans

You may repay all or part of any policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment.

We will apply your loan repayments on the valuation date they are received at our Administrative Office in good order.

Upon repayment, we will transfer values equal to the repayment from the loaned portion of the Guaranteed Principal Account to the non-loaned portion of the Guaranteed Principal Account and the applicable Separate Account division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account division and/or the Guaranteed Principal Account at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the surrender value or death benefit.

Policy Transactions

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

Upon receiving proof of death, we pay the beneficiary the death benefit amount determined as of the date the insured dies.

The beneficiary may direct us to pay all or part of the benefit in cash or to apply it under one or more of our payment options.

The minimum face amount for your policy is based on your policy’s account value as described below.

Minimum Face Amount

To qualify as life insurance under Internal Revenue Code section 7702, the policy must have a minimum face amount. We determine the minimum face amount by multiplying the account value by the minimum face amount percentage. The percentage depends upon the insured’s age.

Death Benefit Options

In the application or enrollment form, you must choose a selected face amount and death benefit option. We offer two death benefit options:

•	Death Benefit Option A — the death benefit is the greater of:

(a)	the selected face amount in effect on the date of death; or

(b)	the minimum face amount in effect on the date of death.

•	Death Benefit Option B — the death benefit is the greater of:

(a)	the sum of the selected face amount in effect on the date of death plus the account value on the date of death; or

(b)	the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any account value charges that apply for the period beyond the date of death; and
•	We deduct any policy debt outstanding on the date of death; and
•	We deduct any account charges unpaid as of the date of death.

You should note that Death Benefit Option B is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses.

Example:    The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000
(b) Account value on date of death	$30,000	$50,000
(c) Minimum face amount percentage on date of death:	280%	280%
(d) Minimum face amount (b x c):	$84,000	$140,000
Death benefit if Death Benefit Option A is in effect [greater of (a) or (d)]:	$100,000	$140,000
Death benefit if Death Benefit Option B is in effect [greater of (a + b) or (d)]:	$130,000	$150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Death Benefit

Right to Change the Death Benefit Option

You may change your Death Benefit Option at any time while the insured is living by written request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the policy anniversary nearest the insured’s 100th birthday. There is no charge for a change in the Death Benefit Option; however the monthly deduction amount will change.

The effective date of any change in the Death Benefit Option will be your first policy anniversary on, or next following, the later of:

•	15 days after we receive and approve your written request for such change; or
•	the requested effective date of the change.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges will change accordingly.

If you increase or decrease the selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Selected Face Amount. You may increase the selected face amount by sending us a new enrollment form, or by sending us an application if you are no longer associated with your employer. We may request adequate evidence of insurability for an increase.

We will not allow an increase in the selected face amount after the policy anniversary following the insured’s 75th birthday. Any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after we have received and approved your written request for such change; or
•	the requested effective date of the change.

Any increase for policyowners no longer associated with the employer must be at least $5,000.

Decreases in Selected Face Amount. You may also decrease your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000.

We will not allow a decrease in the selected face amount after the policy anniversary following the insured’s 100th birthday. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the latest of:

•	15 days after we receive and approve your written request for such change;
•	the one year period following the effective date of your previously requested decrease; or
•	the requested effective date of the change.

When We Pay Death Benefit Proceeds

If the policy has not terminated and it is determined that the claim is valid, we will normally pay the death benefit within 7 days after we receive all required documents in good order at our Administrative Office.

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods.” After that two-year period, we cannot contest a policy’s validity, except for failure to pay premiums.

We can delay payment of the death benefit if the policy has account value invested in the Separate Account on the date of death during any period that:

•	It is not reasonably practicable to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings;
•	Trading is restricted by the Securities and Exchange Commission (SEC); or
•	The SEC determines that an emergency exists; or
•	The SEC, by order, permits us to delay payment for the protection of our policyowners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

Death Benefit

Payment Options

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	Fixed Amount Payment Option;
•	Fixed Time Payment Option;
•	Lifetime Payment Option;
•	Interest Payment Option;
•	Joint Lifetime Payment Option; and
•	Joint Lifetime Payment Option with Reduced Payments.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two years from the issue date, the death benefit will be limited to the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.
•

If the death occurs after two years from the issue date but within two years from an increase in the selected face amount and while the policy is in force, the death benefit will be limited to the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.

Misstatement of Age

If the insured’s age is misstated in the application, an adjustment will be made. If the adjustment is made when the insured dies, we will adjust the death benefit by the most recent cost of insurance charge according to the correct age. If we make the adjustment before the insured dies, we will base future monthly deductions on the correct age.

Death Benefit

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions From Premiums

Prior to applying your premium to the Guaranteed Principal Account or the selected Separate Account divisions, we deduct a sales load, state premium tax and a deferred acquisition cost tax charge from your premium.

Sales Load Charge

We deduct a sales load from your premium for the expenses related to the sale and distribution of the policies. The sales load varies for each employer group depending on:

•	group enrollment procedures selected by the employer;
•	total group premium paid by the employer;
•	the size of the employer group; and
•	other factors.

Once the charge is set, it will never change for any of the policies issued to individuals under the same group. The maximum sales load charge that we can deduct is 5% of each premium.

The amount of the sales load in a policy year is not necessarily related to our actual sales expenses for that particular year. To the extent that our sales expenses are not covered by the sales load, they will be recovered from our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.

State Premium Tax Charge

States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against us by the states. The state rate will be either the Massachusetts rate or the applicable state rate. We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify us of any residence change. Any change in this charge will be effective immediately. The current range of this charge is 0% to 5% of each premium.

Deferred Acquisition Cost (“DAC”) Tax Charge

This charge is related to our federal income tax burden, under Internal Revenue Code Section 848. The current charge is 0% to 0.25% of each premium. This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The maximum loan interest rate expense charge is 1.25%. It is deducted from the policy loan rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There are no surrender charges.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date:

•	An administrative charge;
•	A cost of insurance charge; and
•	Any rider charge (if applicable).

We deduct the monthly account value charges from the Guaranteed Principal Account on each monthly calculation date. If the value in the Guaranteed Principal Account is less than the

Charges and Deductions

account value charge, then we will deduct the deficiency from the Separate Account pro rata according to the account value in the Separate Account divisions.

Administrative Charge

We deduct a monthly charge for costs we incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners. The maximum administrative charge is $9.00 per month.

Cost of Insurance Charge

(We refer to this charge as the “Mortality Charge” in your policy)

The cost of insurance charge compensates us for providing you with life insurance protection. We expect to profit from this charge and may use these profits for any lawful purpose. We deduct a cost of insurance charge based on your policy’s insurance risk. This charge is deducted first from the Guaranteed Principal Account until the Guaranteed Principal Account value is exhausted. Any remaining charge not deducted from the Guaranteed Principal Account will be deducted from the divisions of the Separate Account in proportion to the value in each as of the date of the deduction.

We determine the cost of insurance separately for the initial face amount and for any increases in face amount. If we approve an increase in face amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.

The maximum or guaranteed cost of insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Table, Table B (80% male), non smoker or smoker table, ages of the insureds based on their last birthday.

Your policy’s actual or current cost of insurance charge rates are based on the insured’s issue age and the rate class to which the policy belongs. Rate class is based on risk classification (which may include smoking status) and group rating (including whether coverage is mandatory or voluntary). Within a rate class, cost of insurance charge rates generally increase as the insured’s age increases and may vary with the number of years coverage has been in force, the group’s status and whether the insured continues to be employed by or associated with the sponsoring employer or group.

How the cost of insurance charge is calculated

We calculate the cost of insurance charge on the first day of each policy month by multiplying the current cost of insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	the amount of death benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following two steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the insurance risk for your policy:

a.	We divide the amount of the death benefit available under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024663; and
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1(a) above.

Step 2: We multiply the insurance risk by the cost of insurance charge rate. This amount is your cost of insurance charge.

Additional Information about the Cost of Insurance Charge. We will apply any changes in the cost of insurance charges in a manner not unfairly discriminatory to policyowners. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your cost of insurance charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of the insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,

Charges and Deductions

•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the selected face amount, and
•	changes to the death benefit option.

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

(We refer to this charge as the “Net Investment Factor Asset Charge” in your policy)

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum or guaranteed percentage is 1.0%.

The charge is deducted from the Separate Account but not from the Guaranteed Principal Account.

This charge compensates us for the mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the cost of insurance charges will be insufficient to meet actual claims.

The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the administrative charges collected.

If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Other Charges

Charges for Federal Income Taxes

We do not currently charge the Separate Account divisions for federal income taxes attributable to them. However, we reserve the right to eventually charge the Separate Account divisions to provide for future federal income tax liability of the Separate Account divisions.

Investment Management Fees and Other Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of insureds;
•	the total premium expected to be paid;
•	total assets under management for the policyowner;
•	the nature of the relationship among individual insureds;
•	the purpose for which the policies are being purchased;
•	the expected persistency of individual policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policyowners which reflects differences in costs of services.

Charges and Deductions

Other Benefits Available Under The Policy

At your employer’s request, the policy can include additional benefits. We approve these benefits based on our standards and limits for issuing insurance and classifying risks. Any additional benefit we provide by rider is subject to the terms of both the rider and the policy. We deduct the cost of any rider from your account value. Subject to state availability, the following riders are available.

Accelerated Benefits Rider

This rider permits part of the proceeds of the policy to be available before death if the insured becomes terminally ill. We will require proof, satisfactory to us, that the insured is terminally ill and is not expected to live longer than 12 months prior to activation of the rider. In return for the advanced payment, we establish a lien against the policy, equal to the amount of the accelerated benefit. We do not charge interest against the lien. This rider is available under all policies and there is currently no charge for this rider.

Accidental Death and Dismemberment Rider

With this rider we will pay a benefit equal to a percentage of the accidental death and dismemberment rider face amount specified in the following table if the insured dies or becomes dismembered due to accidental causes prior to attaining age 65. The rider’s selected face amount will be the lesser of the policy’s selected face amount or $500,000. Your employer determines whether this rider becomes available under your policy.

Loss of	Percent of Rider Face Amount Payable
Life	100
Both Limbs	100
Both Arms	100
Sight of Both Eyes	100
One Limb and Sight of One Eye	100
One Arm and Sight of One Eye	100
One Limb or One Arm	50
Vision of One Eye	50

Waiver of Monthly Charges Rider

Under this rider we will waive the account value charges of your policy if:

•	the insured becomes totally disabled before the policy anniversary after the insured’s 65th birthday; and
•	such total disability continues for 6 months.

The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

•	The insured is no longer disabled; or
•	You do not give us the required satisfactory proof of continued total disability; or
•	The insured fails or refuses to have a required examination; or
•	The policy anniversary date after the insured’s 65th birthday, or, if later, the date two years from the date the total disability began.

Other Benefits Available Under The Policy

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information presented is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek tax and legal advice from a qualified tax advisor. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your cost basis in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the insureds; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy

Federal Income Tax Considerations

were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the

Federal Income Tax Considerations

policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amounts paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period we will retest the policy using the lower benefit amount from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning with the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new 7-pay test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Federal Income Tax Considerations

Payments to Nonresident Aliens. Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

(1)	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and
(2)	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Employer-owned Policies. On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The new law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

(1)	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);
(2)	The insured was an employee at any time during the 12-month period before his or her death;
(3)	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
(4)	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the Internal Revenue Service, where applicable.

Federal Income Tax Considerations

Other Information

Paid-up Policy Date

The paid-up policy date is the policy anniversary after the insured’s 100th birthday. On and after this date, your selected face amount will equal the account value. As of this date and thereafter, the death benefit option will be Death Benefit Option A, the charge for cost of insurance will be $0 and we will no longer accept premium payments. We will continue to deduct any other account value charges. Your payment of premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the policy. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policy.

The policy is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”).

Commissions

Commissions are paid to MMLISI and all broker-dealers who sell the policy. Commissions for sales of the policy by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the policy by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Commissions are a percentage of premiums paid under the policies. Commissions will not exceed 30% of premiums, plus 0.20% of the policy’s average annual variable account value.

If a registered representative (whether of MMLISI or another broker-dealer) produces $ 1,000,000 of excess premium from the sale of policies during any calendar year, we will pay the registered representative (if a registered representative of MMLISI), or the other broker-dealer, additional compensation equal to 1% of the excess premium received during the calendar year in which the production goal was met. We define excess premium as premium we receive in excess of the policy’s modal term premium.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers

In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. This additional compensation is not offered to all broker-dealers and the terms of the arrangements may differ among broker-dealers. Any such compensation will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you.

Compensation in General

The compensation arrangements described in this section may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these

Other Information

compensation arrangements into account when evaluating any recommendations regarding this policy. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Other Policy Rights and Limitations

Right to Assign the Policy

You may assign your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. For any assignment to be binding on us, we must receive a signed assignment in proper form at our Administrative Office. We are not responsible for the validity of any assignment.

Dividends

Each year we determine the money available to pay dividends. We then determine if we will pay any dividend under the policy. We will pay any dividend on your policy anniversary. We do not expect to pay any dividends under the policies.

Deferral of Payments

We may delay payment of any surrenders, withdrawals and loan proceeds from the Guaranteed Principal Account for up to 6 months from the date the request is received at our Administrative Office.

We may delay payment of any surrenders, withdrawals or loans from the Separate Account during any period when

•	It is not reasonably practicable for us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or
•	The Securities and Exchange Commission determines that an emergency exists; or
•	The Securities and Exchange Commission permits us to delay payment for the protection of our policyowners.

If we delay payment of a surrender or withdrawal for 10 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Reservation of Company Rights to Change the Policy or Separate Account

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. We will act in accordance with applicable laws. If required by law or regulation, we will seek your approval.

Specifically, we reserve the right to:

•	Create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	Create new Separate Accounts;
•	Combine any two or more Separate Accounts;
•	Make available additional Separate Account divisions investing in additional investment companies;
•	Eliminate one or more Separate Account divisions;
•	Substitute or merge two or more Separate Account divisions or Separate Accounts;
•	Invest the assets of the Separate Account in securities other than shares of the funds as a substitute for such shares already purchased or as the securities to be purchased in the future;
•	Operate the Separate Account as a management investment company under the Investment

Other Information

Company Act of 1940, as amended, or in any other form permitted by law;
•	De-register the Separate Account under the Investment Company Act of 1940, as amended, if registration is no longer required; and
•	Change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to a material adverse impact to our financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

We, along with numerous other defendants, have been named in an adversary proceeding in the Enron bankruptcy. In addition, in June 2005, our former Chief Executive Officer (“former CEO”) filed a demand for arbitration contesting his termination “for cause” from the Company. In 2006, the arbitration panel ruled that the former CEO’s conduct did not satisfy the Employment Contract’s requirement for a “for cause” termination and awarded him a portion of the compensation and severance benefits specified in his employment agreement. We have appealed this ruling to the Massachusetts state court. In 2006, we accrued an additional $9 million in compensation expense bringing the total accrual for this matter to approximately $71 million as of December 31, 2006.

In 2005, we received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, we have paid $111 million of the original $268 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. However, the outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

We are subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. We have cooperated fully with these regulatory agencies with regard to their examinations and investigations and have responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and (d) marketing, pricing and sales of retirement products. In connection with examinations and investigations, we have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, U.S. Department of Labor, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

We believe that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular matter may be material to our operating results for a particular period depending upon, among other factors, the size of

Other Information

the matter and the level of our income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

Appendix A

Glossary

Application: The form used to apply for the initial selected face amount when underwriting is involved and the form used to apply for an increase in the selected face amount of the policy after you cease to be associated with an employer. An employer must complete a master application in order to initially apply for the program. You must complete a supplement to the application in order to apply for the policy.

Case: A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Employee: A person who is associated with an employer and the spouse of such person.

Employer: The employer, association, sponsoring organization or trust which has executed a participation agreement electing participation in a group contract.

Enrollment Form: A document used by potential certificate owners to apply for the certificates and to apply for an increase in the selected face amount of the certificate when the certificate owner is associated with an employer and no underwriting is involved.

Group Contract: A group flexible premium adjustable life insurance contract in which the employer elects to participate and which is issued by us.

Insured: Person whose life the policy insures.

Issue Date: The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Modal Term: A period selected by the employer for which modal term premiums will be paid in advance by the employer. This period may be monthly, quarterly, semi-annual or annual. Your modal term at the time of policy issue is specified in your policy schedule page.

Monthly Calculation Date: The date the account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Monthly Deductions: The deductions from the account value under the policy which we generally deduct on the monthly calculation date. The deductions are equal to the sum of the charge for cost of insurance protection, the administrative charge, and the charge for the cost of any additional benefits provided by rider. We refer to these three charges as account value charges.

Net Premium: Premium paid less sales load, premium tax charges and federal deferred acquisition cost tax charges.

Participation Agreement: An agreement executed by the employer requesting participation in a group contract issued by Us.

Policy Anniversary: The anniversary of the policy date.

Policy Date: The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year: The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner: The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on our records.

Valuation Date: A date on which the prices of the Separate Account accumulation units are determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Time: The time the New York Stock Exchange closes on a valuation date (currently, generally, 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

Appendix A

1

Appendix B

Modal Term Premium Calculation

The modal term premium is an estimate of the premium that will be sufficient to cover the premium deductions and the monthly deduction for the modal term. It equals the monthly deduction(s) during the modal term divided by 1 less the premium deduction discounted at a rate no lower than the monthly equivalent of the minimum annual interest rate for the Guaranteed Principal Account.

Example:

a.	Specified Amount:	$250,000

b.	Monthly Guaranteed Interest at 3%	.246627%

c.	NAAR = a./(1 + b.):	$249,384.95

d.	Monthly COI Rate:	$.00014075

e.	Monthly COI Charge = c. x d.:	$35.10

f.	Monthly Policy Fee:	$5.25

g.	Monthly Deduction Before Premium Load = e. + f.:	$40.35

h.	Premium Load:	3%

i.	Monthly Deduction = g./(1 – h.):	$41.60

j.	Monthly Annuity Due at 3%:	11.83895088

k.	Annual Modal Term Premium = i. x j.:	$492.49

Appendix B

1

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this Registration Statement. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Massachusetts Mutual Life Insurance Company

LCM Document Management Hub

1295 State Street

Springfield, MA 01111-0001

1-800-548-0073

www.massmutual.com

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

Class (Contract) Identifier: C000027261

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

May 1, 2007

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2007 for the Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate (GVUL) contract. The GVUL contract and its prospectus may be referred to in this SAI.

For a copy of the GVUL prospectus, contact your financial representative, or our Administrative Office at Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, 1295 State Street, Springfield, Massachusetts 01111-0001, (1-800-548-0073) www.massmutual.com.

	SAI	Prospectus
Company	2	10
The Separate Account	2	14
Services	2
• Custodian	2
Additional Information About the Operation of the Contracts and the Registrant	2
• Purchase of Shares in Underlying Investment funds	2
• Annual Reports	2
• Incidental Benefits	2
• Death Benefit Payment Options	2
Underwriters	3
• Sales and Other Agreement	3
Additional Information About Charges	4
• Sales Load	4
• Reduction of Charges	4
• Underwriting Procedures	5
• Increases in Face Amount	5
Taxes	6	34
Experts	7
Financial Statements	8	40

1

COMPANY

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, and retirement and other products to individual and institutional customers. MassMutual was organized as a mutual life insurance company in the Commonwealth of Massachusetts on May 15, 1851. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account and Guaranteed Principal Account. Each year within 30 days after the policy anniversary, we will mail the policyowner a report showing:

•	The account value at the beginning of the previous policy year;

•	all premiums paid since that time;

•	all additions to and deductions from the account value during the policy year; and

•	the account value, death benefit, cash surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the Policyowner. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

2

Fixed Amount Payment Option	We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount we hold runs out. The last payment will be for balance only.

Fixed Time Payment Option	We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:
• the total amount applied;
• the period selected; and
• the monthly interest rate we credit to the unpaid balance.

Lifetime Payment Option	We make equal monthly payments on the life of a named person. Three variations are available:
• Payments for life only;
• Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or
• Payments guaranteed for the amount applied or the death of the named person, whichever is later.

Interest Payment Option	We hold any amount applied under this option. We will pay interest monthly on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Joint Lifetime Payment Option	We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:
• Payments guaranteed for 10 years or when both named persons die, whichever is later; and
• Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

Joint Lifetime Payment Option with Reduced Payments to Survivor	We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce the payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options. If provided in the payment option election, you may withdraw all or part of the unpaid balance or apply it under any other option. However, you may not withdraw payments that are based on a named person’s life.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1295 State Street, Springfield, Massachusetts 01111-0001, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

Sales and Other Agreements

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2004 was $133,058. In 2005, the compensation was $72,566 and in 2006 it was $344,235.

MML Investors Services, Inc. (“MMLISI”), which is located at 1295 State Street, Springfield, Massachussetts 01111-0001, acts as retail distributor for the policy pursuant to a services agreement with the Depositor. Under this agreement, MMLISI performs supervisory and other services related to distribution of the policy. In 2006, MMLISI received $2,557,679 as compensation for its services under this agreement.

Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the policy. During January 1, 2004 through December 31, 2004, commissions paid were $3,473,612. During January 1, 2005 through December 31, 2005, commissions paid were $3,760,495. During January 1, 2006 through December 31, 2006, commissions paid were $4,262,042.

3

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

Agents or selling brokers who sell the policy receive commissions as a percentage of the premium paid. General Agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 30% of premiums, plus 0.20% of the policy’s average annual Variable Account Value.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives may also receive commission overrides, allowance and other compensations.

Agents and General Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

If a selling broker, agent or general agent produces $1,000,000 of excess premium from the sale of a policy during any calendar year, we will pay that selling broker, agent or general agent additional compensation equal to 1% of excess premium received during that calendar year in which the production goal was met. We define excess premium as premium we receive in excess of the policy’s modal term premium.

The offering is on a continuous basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a sales load charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 5% of premium. The sales load varies for each employer group depending on the following factors:

(1)	group enrollment procedures selected by the employer,

(2)	total group premium paid by the employer,

(3)	the size of the employer group, and

(4)	other factors.

Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

4

•	the number of insureds;

•	the total premium expected to be paid;

•	total assets under management for the Policyowner;

•	the nature of the relationship among individual insureds;

•	the purpose for which the policies are being purchased;

•	the expected persistency of individual policies; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policyowners which reflects differences in costs of services.

Underwriting Procedures

Before we issue a certificate to an individual evidencing insurance under a group universal life insurance policy offered by MassMutual, we will require evidence of insurability. This means that (1) you must complete an application and submit it to our Administrative Office, and (2) we may require that the insured have a medical examination. Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

We do not require underwriting prior to the issuance of the variable rider to the certificate.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), Table B, ages of the insureds on their last birthday.

Increases in Face Amount

Additional coverage acquired in accordance with an increase in face amount will incur mortality charges on the same basis as the original contract. Following an increase in face amount, account values and premium payments are applied to the total contract, with no distinct assignment to the original contract and the increased portion.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for Strategic Group Variable Universal Life® on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-548-0073, Monday—Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

5

TAXES

Massmutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the guaranteed principal account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the Guaranteed Principal Account.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

6

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2006 and for each of the years in the two-year period then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated April 23 2007, includes explanatory language that states that the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratio for certain divisions. In addition, the KPMG LLP audit report refers to other auditors whose report on the financial highlights of Massachusetts Mutual Variable Life Separate Account I, for each of the years in the two-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those financial highlights. The KPMG LLP audit report dated February 23, 2007 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report states that KPMG LLP performed an examination of the effectiveness of the Company’s internal control over financial reporting and expressed an unqualified opinion on management’s assessment of, and the effective operation of, internal control over financial reporting. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

7

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2006

Statements of Operations and Changes in Net Assets for the years ended December 31, 2006 and 2005

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2006 and 2005

Statutory Statements of Income for the years ended December 31, 2006, 2005, and 2004

Statutory Statements of Changes in Surplus for the years ended December 31, 2006, 2005 and 2004

Statutory Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004

Notes to Statutory Financial Statements

8

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 3) (collectively, “the Account”) as of December 31, 2006, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2006, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2, in 2006, the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratios for certain divisions.

/s/    KPMG LLP

Boston, MA

April 23, 2007

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division

										(Initial)	(Service)
ASSETS
Investments
Number of shares	32,744	58,818	118,647	2,932,016	145,631	1,247,011	493,063	357,011	389,635	1,264,109	197,614	5,045

Identified cost	$484,588	$1,133,725	$1,402,585	$19,269,606	$1,100,633	$9,962,385	$7,945,479	$13,237,170	$4,841,873	$31,391,055	$5,078,479	$151,200

Value	$570,079	$1,265,172	$1,663,434	$25,303,300	$1,473,789	$10,898,880	$8,988,546	$15,062,297	$6,280,920	$39,781,521	$6,201,137	$180,196
Dividends receivable	—	—	—	—	—	—	—	—	—	—	—	—
Receivable from Massachusetts Mutual Life Insurance Company	140	191	205	—	—	22,327	3,785	5,663	1,042	13,078	4,521	2,736

Total assets	570,219	1,265,363	1,663,639	25,303,300	1,473,789	10,921,207	8,992,331	15,067,960	6,281,962	39,794,599	6,205,658	182,932

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	—	—	—	162,163	25	—	—	—	—	—	—	—

NET ASSETS	$570,219	$1,265,363	$1,663,639	$25,141,137	$1,473,764	$10,921,207	$8,992,331	$15,067,960	$6,281,962	$39,794,599	$6,205,658	$182,932

Outstanding Units
Policy owners	356,251	889,467	2,602,604	19,690,845	1,545,230	6,286,660	5,841,324	9,187,725	3,909,521	24,515,709	3,986,892	266,378

UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Variable Life Select	—	—	—	1.25	—	—	—	—	—	1.56	—	—
Survivorship Variable Universal Life	1.64	1.45	0.72	1.48	—	1.77	1.57	1.69	1.63	1.95	—	—
Survivorship Variable Universal Life II	1.64	1.45	0.72	1.17	—	1.77	1.57	1.69	1.58	1.41	—	—
Variable Universal Life	1.62	1.43	0.71	1.34	—	1.75	1.56	1.67	1.55	1.67	—	—
Variable Universal Life II (Note 1)
Tier 1	1.61	1.42	0.62	1.28	—	1.74	1.54	1.66	1.62	1.61	—	—
VUL GuardSM (Note 1)
Tier 1	1.62	1.44	1.55	1.70	—	1.76	1.56	1.67	1.99	1.86	—	—
Tier 2	1.37	1.32	1.15	1.45	—	1.50	1.40	1.40	1.47	1.55	—	—
Tier 3	1.36	1.31	1.15	1.44	—	1.49	1.39	1.39	1.46	1.54	—	—
Tier 4	1.37	1.31	1.15	1.44	—	1.50	1.39	1.39	1.47	1.54	—	—
Survivorship VUL GuardSM (Note 1)
Tier 1	1.31	1.23	1.33	1.34	—	1.35	1.32	1.32	1.44	1.47	—	—
Tier 2	1.31	1.23	1.33	1.34	—	1.35	1.32	1.33	1.44	1.47	—	—
Tier 3	1.31	1.24	1.34	1.34	—	1.35	1.33	1.33	1.45	1.47	—	—
Large Case Variable Life Plus	—	—	—	—	—	—	—	—	—	—	—	—
Strategic Variable Life®	—	—	—	1.14	—	2.04	—	—	—	—	—	—
Strategic Variable Life® Plus	—	—	—	1.12	0.95	2.00	—	—	—	—	1.60	0.69
Strategic Group Variable Universal Life®	—	—	—	1.28	—	1.67	—	—	—	—	1.54	—

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division

							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
ASSETS
Investments
Number of shares	305,783	642,455	26,290	30,469	188,350	44,733	41,547	44,986	386,527	1,568	238,498	2,920

Identified cost	$5,030,024	$6,529,908	$316,582	$309,044	$3,065,845	$527,811	$1,040,152	$1,187,995	$8,306,035	$36,586	$5,907,268	$76,383

Value	$5,745,660	$7,439,631	$365,695	$441,492	$3,030,553	$656,230	$1,158,748	$1,296,941	$11,657,648	$46,890	$7,744,041	$94,049
Dividends receivable	—	—	—	—	—	—	—	—	—	—	—	—
Receivable from Massachusetts Mutual Life Insurance Company	3,936	1,016	—	1,330	—	—	51,551	—	4,693	—	—	—

Total assets	5,749,596	7,440,647	365,695	442,822	3,030,553	656,230	1,210,299	1,296,941	11,662,341	46,890	7,744,041	94,049

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	—	—	18	—	3,220	15	—	1,648	—	16	452	20

NET ASSETS	$5,749,596	$7,440,647	$365,677	$442,822	$3,027,333	$656,215	$1,210,299	$1,295,293	$11,662,341	$46,874	$7,743,589	$94,029

Outstanding Units
Policy owners	2,834,886	7,735,265	242,453	303,309	1,038,226	496,632	1,007,585	937,668	10,764,997	30,117	8,812,972	65,456

UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Variable Life Select	—	—	—	—	—	—	—	—	—	—	—	—
Survivorship Variable Universal Life	2.08	1.03	—	—	—	—	—	1.41	—	—	—	—
Survivorship Variable Universal Life II	2.08	0.88	—	—	—	—	—	1.41	0.91	—	0.75	—
Variable Universal Life	2.06	0.86	—	—	—	—	—	1.39	0.89	—	0.73	—
Variable Universal Life II (Note 1)
Tier 1	2.04	0.97	—	—	—	—	—	1.38	1.20	—	0.98	—
VUL GuardSM (Note 1)
Tier 1	2.06	1.41	—	—	—	—	—	1.39	—	1.67	—	1.60
Tier 2	1.66	1.25	—	—	—	—	—	1.31	—	1.52	—	1.35
Tier 3	1.64	1.24	—	—	—	—	—	1.29	—	1.51	—	1.34
Tier 4	1.65	1.25	—	—	—	—	—	1.30	—	1.51	—	1.34
Survivorship VUL GuardSM (Note 1)
Tier 1	1.48	1.20	—	—	—	—	—	1.26	—	1.41	—	1.37
Tier 2	1.48	1.21	—	—	—	—	—	1.27	—	1.41	—	1.38
Tier 3	1.48	1.21	—	—	—	—	—	1.27	—	1.42	—	1.38
Large Case Variable Life Plus	—	—	—	—	—	—	—	—	—	—	—	—
Strategic Variable Life®	—	1.20	1.52	—	2.98	1.43	—	—	0.90	—	0.73	—
Strategic Variable Life® Plus	—	1.03	1.44	1.46	2.88	1.23	1.20	—	0.88	—	0.72	—
Strategic Group Variable Universal Life®	—	—	—	—	—	—	—	—	—	—	—	—

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	MFS® Emerging Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division

ASSETS
Investments
Number of shares	72,223	8,449	144,731	107,693	1,798,472	231,968	65,682	4,389,713	7,008,122	398,326	268,258	735,044

Identified cost	$1,251,522	$161,391	$2,166,406	$1,513,124	$27,593,951	$1,285,516	$670,621	$102,312,732	$93,415,085	$2,621,058	$2,867,751	$7,212,685

Value	$1,490,684	$183,249	$2,521,218	$1,942,777	$30,908,106	$1,458,749	$711,995	$114,244,213	$122,221,649	$2,939,343	$2,755,008	$9,411,064
Dividends receivable	—	—	—	—	—	—	—	—	—	—	—	—
Receivable from Massachusetts Mutual Life Insurance Company	59,791	13	—	2,921	—	235	—	60	30,823	477	4,869	7

Total assets	1,550,475	183,262	2,521,218	1,945,698	30,908,106	1,458,984	711,995	114,244,273	122,252,472	2,939,820	2,759,877	9,411,071

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	—	—	805	—	106	—	35	—	—	—	—	—

NET ASSETS	$1,550,475	$183,262	$2,520,413	$1,945,698	$30,908,000	$1,458,984	$711,960	$114,244,273	$122,252,472	$2,939,820	$2,759,877	$9,411,071

Outstanding Units
Policy owners	1,575,248	119,165	1,513,736	1,634,233	16,421,828	1,599,270	451,854	53,316,839	78,249,091	3,821,175	2,384,814	7,026,781

UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$4.27	$—	$—	$5.29	$1.01	$—	$—	$—
Variable Life Select	—	—	—	—	1.99	—	—	2.29	1.11	—	—	—
Survivorship Variable Universal Life	—	1.58	1.62	—	1.29	0.93	1.64	1.28	1.36	0.87	1.18	1.42
Survivorship Variable Universal Life II	—	1.58	1.62	—	1.24	0.93	1.64	1.27	1.04	0.65	1.18	1.42
Variable Universal Life	—	1.56	1.60	—	1.22	0.91	1.62	1.22	1.21	0.64	1.16	1.40
Variable Universal Life II (Note 1)
Tier 1	—	1.55	1.59	—	1.24	0.92	1.61	1.21	1.17	0.81	1.15	1.36
VUL GuardSM (Note 1)
Tier 1	—	1.57	1.61	—	1.43	1.68	1.62	1.71	1.61	1.27	1.12	1.73
Tier 2	—	1.40	1.23	—	1.30	1.18	1.41	1.47	1.39	1.12	1.08	1.46
Tier 3	—	1.39	1.22	—	1.29	1.17	1.40	1.46	1.38	1.11	1.07	1.45
Tier 4	—	1.39	1.23	—	1.29	1.17	1.40	1.46	1.38	1.12	1.08	1.45
Survivorship VUL GuardSM (Note 1)
Tier 1	—	1.34	1.42	—	1.24	1.30	1.34	1.35	1.32	1.13	1.03	1.35
Tier 2	—	1.35	1.43	—	1.24	1.31	1.34	1.36	1.32	1.13	1.04	1.35
Tier 3	—	1.35	1.43	—	1.24	1.31	1.35	1.36	1.32	1.13	1.04	1.35
Large Case Variable Life Plus	—	—	—	—	3.54	—	—	4.30	2.41	—	—	—
Strategic Variable Life®	1.15	—	2.01	1.26	2.05	0.59	—	2.38	1.95	0.60	—	—
Strategic Variable Life® Plus	0.99	—	1.80	1.13	1.21	0.58	—	1.20	1.16	0.59	—	1.25
Strategic Group Variable Universal Life®	0.96	—	1.67	1.09	—	—	—	1.07	1.55	0.81	—	—

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division

ASSETS
Investments
Number of shares	5,260,440	24,510,012	283,066	1,243,475	482,556	169,357	177,570	1,442,019	1,016,428	2,103,998	1,321,930	6,447,280

Identified cost	$64,722,377	$24,484,373	$1,127,048	$13,134,790	$5,881,044	$2,606,876	$2,779,655	$49,836,227	$11,278,051	$54,771,957	$10,727,148	$8,443,036

Value	$63,550,229	$24,484,962	$1,263,300	$12,547,112	$7,757,070	$2,657,870	$3,141,219	$59,742,841	$11,343,339	$77,406,072	$11,302,499	$12,314,306
Dividends receivable	—	96,667	—	—	—	—	—	—	—	—	—	—
Receivable from Massachusetts Mutual Life Insurance Company	72,721	4,336	219	2,341	3,503	4,419	6,187	23,612	2,231	15,212	16,182	65,867

Total assets	63,622,950	24,585,965	1,263,519	12,549,453	7,760,573	2,662,289	3,147,406	59,766,453	11,345,570	77,421,284	11,318,681	12,380,173

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	—	—	—	—	—	—	—	—	—	—	—	—

NET ASSETS	$63,622,950	$24,585,965	$1,263,519	$12,549,453	$7,760,573	$2,662,289	$3,147,406	$59,766,453	$11,345,570	$77,421,284	$11,318,681	$12,380,173

Outstanding Units
Policyowners	31,368,786	21,280,213	1,472,918	8,111,367	6,308,122	1,319,843	1,831,327	43,466,470	8,212,158	34,064,983	7,465,740	7,525,936

UNIT VALUE
Variable Life Plus	$3.43	$2.07	$—	$—	$—	$—	$—	$—	$—	$1.45	$—	$—
Variable Life Select	1.86	1.42	—	1.66	—	—	—	2.94	—	3.95	—	—
Survivorship Variable Universal Life	1.53	1.28	0.94	1.47	1.40	2.07	—	1.49	1.33	2.60	1.45	1.57
Survivorship Variable Universal Life II	1.47	1.17	0.94	1.62	1.12	2.07	—	0.91	1.49	1.48	1.45	1.57
Variable Universal Life	1.44	1.21	0.92	1.77	1.10	2.05	—	1.32	1.46	2.48	1.42	1.54
Variable Universal Life II (Note 1)
Tier 1	1.28	1.08	0.87	1.45	1.35	2.03	—	0.98	1.32	1.61	1.39	1.44
VUL GuardSM (Note 1)
Tier 1	1.12	1.07	1.55	1.58	1.85	2.05	—	1.48	1.15	2.25	1.34	2.65
Tier 2	1.11	1.06	1.21	1.28	1.39	1.57	—	1.25	1.14	1.70	1.23	1.83
Tier 3	1.10	1.05	1.20	1.27	1.38	1.56	—	1.24	1.13	1.69	1.22	1.82
Tier 4	1.11	1.05	1.20	1.27	1.38	1.57	—	1.25	1.14	1.69	1.22	1.82
Survivorship VUL GuardSM (Note 1)
Tier 1	1.06	1.06	1.25	1.28	1.43	1.51	—	1.22	1.08	1.61	1.16	1.79
Tier 2	1.07	1.06	1.25	1.28	1.44	1.52	—	1.23	1.09	1.61	1.16	1.80
Tier 3	1.07	1.06	1.26	1.29	1.44	1.52	—	1.23	1.09	1.62	1.16	1.80
Large Case Variable Life Plus	3.01	1.81	—	—	—	—	—	—	—	3.90	2.17	—
Strategic Variable Life®	1.89	1.46	0.41	—	1.03	—	2.58	3.09	1.87	4.18	2.05	1.99
Strategic Variable Life® Plus	1.45	—	0.41	1.86	1.01	—	1.62	1.28	1.43	2.40	1.39	1.86
Strategic Group Variable Universal Life®	1.43	—	—	1.71	—	—	1.71	1.62	1.53	2.70	1.43	2.08

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	826,981	281,161	854,222	12,066,135	2,483,089	690,966	850,452	300,544	295,959	66,479	1,714,681	64,003	517,150

Identified cost	$15,886,021	$4,705,275	$35,379,523	$12,066,135	$12,197,510	$1,300,879	$1,061,954	$2,764,134	$6,645,964	$324,577	$34,874,371	$1,163,968	$7,255,243

Value	$20,492,598	$5,384,241	$43,437,188	$12,066,135	$13,061,046	$1,540,855	$1,267,173	$3,161,724	$7,351,611	$325,080	$40,946,588	$1,377,345	$9,681,044
Dividends receivable	—	—	—	22,744	—	—	—	—	—	1,143	—	—	—
Receivable from Massachusetts Mutual Life Insurance Company	—	12,589	12,300	69,807	3,925	717	139	7,680	1,424	5,224	3,797	1,873	6,713

Total assets	20,492,598	5,396,830	43,449,488	12,158,686	13,064,971	1,541,572	1,267,312	3,169,404	7,353,035	331,447	40,950,385	1,379,218	9,687,757
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	91	—	—	—	—	—	—	—	—	—	—	—	—

NET ASSETS	$20,492,507	$5,396,830	$43,449,488	$12,158,686	$13,064,971	$1,541,572	$1,267,312	$3,169,404	$7,353,035	$331,447	$40,950,385	$1,379,218	$9,687,757

Outstanding Units
Policy owners	16,475,498	2,360,279	28,853,806	9,790,601	8,108,787	1,508,441	1,033,270	2,146,683	4,339,821	247,154	23,841,172	1,402,287	6,650,703

UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1.45	$—	$—
Variable Life Select	—	—	2.29	—	2.11	—	—	—	—	—	1.83	—	—
Survivorship Variable Universal Life	1.29	—	1.32	—	1.64	—	—	1.51	1.73	—	2.14	—	1.54
Survivorship Variable Universal Life II	1.10	—	0.66	—	1.61	—	—	1.51	1.73	—	1.55	—	1.45
Variable Universal Life	1.08	—	1.32	—	1.62	—	—	1.50	1.71	—	2.02	—	1.42
Variable Universal Life II (Note 1)
Tier 1	1.22	—	1.07	—	1.51	—	—	1.48	1.70	—	1.51	—	1.45
VUL GuardSM (Note 1)
Tier 1	1.60	—	1.65	—	1.29	—	—	1.50	1.71	—	1.86	—	2.06
Tier 2	1.38	—	1.35	—	1.21	—	—	1.31	1.50	—	1.47	—	1.66
Tier 3	1.37	—	1.34	—	1.20	—	—	1.30	1.48	—	1.46	—	1.64
Tier 4	1.37	—	1.34	—	1.20	—	—	1.31	1.49	—	1.47	—	1.65
Survivorship VUL GuardSM (Note 1)
Tier 1	1.32	—	1.33	—	1.15	—	—	1.27	1.36	—	—	—	1.53
Tier 2	1.32	—	1.33	—	1.15	—	—	1.28	1.36	—	—	—	1.53
Tier 3	1.32	—	1.34	—	1.16	—	—	1.28	1.36	—	—	—	1.53
Large Case Variable Life Plus	—	—	2.51	—	—	—	—	—	—	—	—	—	—
Strategic Variable Life®	3.05	2.33	2.41	1.49	2.18	—	—	—	—	—	2.23	1.16	—
Strategic Variable Life® Plus	1.26	2.27	1.22	1.21	1.60	1.00	1.15	—	—	1.34	2.00	1.02	—
Strategic Group Variable Universal Life®	1.36	2.27	1.36	1.28	1.63	1.03	1.23	—	—	—	1.88	0.96	—

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division

										(Initial)	(Service)
Investment income
Dividends	$8,329	$—	$—	$380,347	$15,196	$112,088	$181,574	$214,074	$35,859	$467,320	$64,603	$429	$28,522	$9,160

Expenses
Mortality and expense risk fees	3,223	7,370	11,264	143,522	6,831	64,958	49,685	89,551	40,194	221,383	40,705	978	31,732	42,008

Net investment income (loss)	5,106	(7,370)	(11,264)	236,825	8,365	47,130	131,889	124,523	(4,335)	245,937	23,898	(549)	(3,210)	(32,848)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	5,656	9,365	67,232	377,650	9,410	35,548	91,752	170,511	326,910	736,847	263,717	2,802	88,763	247,354
Realized gain distribution	3,217	—	—	—	—	707,072	89,357	290,961	239,901	3,111,459	490,142	—	159,602	—

Realized gain (loss)	8,873	9,365	67,232	377,650	9,410	742,620	181,109	461,472	566,811	3,848,306	753,859	2,802	248,365	247,354

Change in net unrealized appreciation/depreciation of investments	54,867	45,090	78,806	2,825,081	244,803	814,042	607,845	1,123,965	325,116	(357,640)	(191,132)	7,734	397,795	239,964

Net gain (loss) on investments	63,740	54,455	146,038	3,202,731	254,213	1,556,662	788,954	1,585,437	891,927	3,490,666	562,727	10,536	646,160	487,318

Net increase (decrease) in net assets resulting from operations	68,846	47,085	134,774	3,439,556	262,578	1,603,792	920,843	1,709,960	887,592	3,736,603	586,625	9,987	642,950	454,470

Capital transactions:
Transfer of net premiums	127,407	412,134	418,467	4,362,630	348,437	2,752,985	2,332,710	4,853,899	1,215,672	7,616,718	780,440	17,033	1,817,205	1,533,146
Transfers due to death benefits	—	—	(2,928)	(54,854)	—	(24,254)	(12,839)	(19,551)	(44)	(50,241)	—	—	(2,394)	(702)
Transfers due to withdrawal of funds	(12,699)	(23,450)	(70,164)	(997,155)	(1,844)	(1,094,583)	(344,496)	(826,289)	(416,000)	(2,000,243)	(330,276)	(3,808)	(192,075)	(349,612)
Transfers due to policy loans, net of repayments	—	—	—	(92,787)	—	(1,506)	—	—	—	(83,707)	(37,783)	(2,296)	—	—
Transfers due to charges for administrative and insurance costs	(54,319)	(130,966)	(194,594)	(1,729,737)	(21,797)	(545,108)	(849,373)	(1,682,742)	(498,390)	(3,340,397)	(80,628)	(3,161)	(609,990)	(546,571)
Transfers between divisions and to/from Guaranteed Principal Account	84,457	117,982	(7,057)	76,703	—	639,563	1,241,057	1,135,038	(45,138)	2,370,859	99,970	8,246	722,090	1,470,992

Net increase (decrease) in net assets resulting from capital transactions	144,846	375,700	143,724	1,564,800	324,796	1,727,097	2,367,059	3,460,355	256,100	4,512,989	431,723	16,014	1,734,836	2,107,253

Total increase (decrease)	213,692	422,785	278,498	5,004,356	587,374	3,330,889	3,287,902	5,170,315	1,143,692	8,249,592	1,018,348	26,001	2,377,786	2,561,723

NET ASSETS, at beginning of the year	356,527	842,578	1,385,141	20,136,781	886,390	7,590,318	5,704,429	9,897,645	5,138,270	31,545,007	5,187,310	156,931	3,371,810	4,878,924

NET ASSETS, at end of the year	$570,219	$1,265,363	$1,663,639	$25,141,137	$1,473,764	$10,921,207	$8,992,331	$15,067,960	$6,281,962	$39,794,599	$6,205,658	$182,932	$5,749,596	$7,440,647

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division

					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investment income
Dividends	$5,641	$6,682	$27,444	$6,801	$21,422	$22,169	$38,401	$60	$122,402	$1,334	$—	$648

Expenses

Mortality and expense risk fees	1,045	2,253	11,951	2,865	5,746	7,303	69,633	302	45,516	565	10,104	1,118

Net investment income (loss)	4,596	4,429	15,493	3,936	15,676	14,866	(31,232)	(242)	76,886	769	(10,104)	(470)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	7,526	8,739	38,098	98,637	53,824	11,638	251,838	501	19,910	1,568	34,382	10,624
Realized gain distribution	13,556	—	302,341	—	—	—	—	—	—	—	—	—

Realized gain (loss)	21,082	8,739	340,439	98,637	53,824	11,638	251,838	501	19,910	1,568	34,382	10,624

Change in net unrealized appreciation/depreciation of investments	39,482	62,048	7,243	(27,091)	31,332	72,605	667,173	3,352	1,044,537	11,148	74,026	7,527

Net gain (loss) on investments	60,564	70,787	347,682	71,546	85,156	84,243	919,011	3,853	1,064,447	12,716	108,408	18,151

Net increase (decrease) in net assets resulting from operations	65,160	75,216	363,175	75,482	100,832	99,109	887,779	3,611	1,141,333	13,485	98,304	17,681

Capital transactions:
Transfer of net premiums	21,798	18,176	325,272	68,672	213,745	413,516	2,021,424	6,352	1,425,777	8,060	139,050	68,495
Transfers due to death benefits	—	—	—	—	—	(1,586)	(3,157)	—	(10,419)	—	(1,714)	(9,259)
Transfers due to withdrawal of funds	3	(16,159)	(27,623)	(111,899)	(49,059)	(22,008)	(477,451)	(102)	(480,129)	(92)	(146,304)	(10,951)
Transfers due to policy loans, net of repayments	—	(3,184)	(3,840)	—	—	—	(3,008)	—	(146)	—	(4,376)	—
Transfers due to charges for administrative and insurance costs	(5,769)	(7,921)	(98,455)	(43,753)	(15,700)	(148,768)	(900,523)	(341)	(609,278)	(1,406)	(22,201)	(24,617)
Transfers between divisions and to/from Guaranteed Principal Account	(23,880)	32,746	71,110	(104,831)	(68,459)	187,465	56,013	1,350	(271,506)	1,684	38,443	(8,577)

Net increase (decrease) in net assets resulting from capital transactions	(7,848)	23,658	266,464	(191,811)	80,527	428,619	693,298	7,259	54,299	8,246	2,898	15,091

Total increase (decrease)	57,312	98,874	629,639	(116,329)	181,359	527,728	1,581,077	10,870	1,195,632	21,731	101,202	32,772

NET ASSETS, at beginning of the year	308,365	343,948	2,397,694	772,544	1,028,940	767,565	10,081,264	36,004	6,547,957	72,298	1,449,273	150,490

NET ASSETS, at end of the year	$365,677	$442,822	$3,027,333	$656,215	$1,210,299	$1,295,293	$11,662,341	$46,874	$7,743,589	$94,029	$1,550,475	$183,262

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

Investment income
Dividends	$—	$9,244	$815,092	$—	$7,305	$1,516,176	$1,965,957	$13,475	$98,099	$58,421	$2,853,345	$1,203,888

Expenses
Mortality and expense risk fees	14,949	8,539	154,329	9,891	4,533	507,530	601,474	18,830	16,805	58,381	280,050	174,650

Net investment income (loss)	(14,949)	705	660,763	(9,891)	2,772	1,008,646	1,364,483	(5,355)	81,294	40	2,573,295	1,029,238

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	142,142	12,872	(329,566)	80,140	(3,184)	(2,400,075)	3,729,056	29,457	(8,744)	198,237	(104,242)	203
Realized gain distribution	36,860	—	—	—	23,051	7,542,894	—	—	—	—	—	—

Realized gain (loss)	179,002	12,872	(329,566)	80,140	19,867	5,142,819	3,729,056	29,457	(8,744)	198,237	(104,242)	203

Change in net unrealized appreciation/depreciation of investments	103,412	162,980	2,878,154	(9,919)	51,369	10,865,683	11,181,209	18,892	(65,040)	886,979	(162,109)	149

Net gain (loss) on investments	282,414	175,852	2,548,588	70,221	71,236	16,008,502	14,910,265	48,349	(73,784)	1,085,216	(266,351)	352

Net increase (decrease) in net assets resulting from operations	267,465	176,557	3,209,351	60,330	74,008	17,017,148	16,274,748	42,994	7,510	1,085,256	2,306,944	1,029,590

Capital transactions:
Transfer of net premiums	519,693	69,775	3,351,752	421,943	154,804	11,831,452	7,395,155	737,574	642,622	1,848,902	4,858,683	11,890,573
Transfers due to death benefits	(2,120)	(1,924)	(54,521)	—	—	(115,827)	(410,527)	(158)	(7,968)	(5,225)	(474,421)	(7,582)
Transfers due to withdrawal of funds	(271,003)	(6,783)	(1,521,485)	(66,539)	(9,512)	(3,850,306)	(3,835,213)	(100,338)	(126,680)	(402,389)	(1,365,465)	(3,513,174)
Transfers due to policy loans, net of repayments	39	(103)	(135,242)	—	—	(828,940)	(31,596)	(607)	—	—	(76,011)	(34,480)
Transfers due to charges for administrative and insurance costs	(143,828)	(16,584)	(2,374,346)	(174,044)	(52,289)	(6,827,292)	(3,606,274)	(291,973)	(210,730)	(744,689)	(1,877,913)	(3,363,737)
Transfers between divisions and to/from Guaranteed Principal Account	158,778	(47,496)	(798,328)	(42,822)	134,746	(1,198,026)	(10,857,813)	(20,926)	121,896	23,902	13,707,271	(11,661,799)

Net increase (decrease) in net assets resulting from capital transactions	261,559	(3,115)	(1,532,170)	138,538	227,749	(988,939)	(11,346,268)	323,572	419,140	720,501	14,772,144	(6,690,199)

Total increase (decrease)	529,024	173,442	1,677,181	198,868	301,757	16,028,209	4,928,480	366,566	426,650	1,805,757	17,079,088	(5,660,609)

NET ASSETS, at beginning of the year	1,991,389	1,772,256	29,230,819	1,260,116	410,203	98,216,064	117,323,992	2,573,254	2,333,227	7,605,314	46,543,862	30,246,574

NET ASSETS, at end of the year	$2,520,413	$1,945,698	$30,908,000	$1,458,984	$711,960	$114,244,273	$122,252,472	$2,939,820	$2,759,877	$9,411,071	$63,622,950	$24,585,965

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Investment income
Dividends	$628	$48,223	$—	$—	$62,231	$207,842	$564,576	$671,056	$782,918	$52,971	$210,981

Expenses
Mortality and expense risk fees	8,794	79,425	46,984	13,685	21,279	350,871	75,036	404,694	66,130	65,715	128,255

Net investment income (loss)	(8,166)	(31,202)	(46,984)	(13,685)	40,952	(143,029)	489,540	266,362	716,788	(12,744)	82,726

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	95,010	290,698	268,781	12,000	18,001	750,925	(28,263)	1,933,628	71,803	403,764	442,211
Realized gain distribution	—	3,019,990	—	251,137	136,804	—	—	3,505,277	—	—	—

Realized gain (loss)	95,010	3,310,688	268,781	263,137	154,805	750,925	(28,263)	5,438,905	71,803	403,764	442,211

Change in net unrealized appreciation/depreciation of investments	(15,838)	(2,169,865)	344,955	16,874	95,091	3,424,224	24,126	5,265,037	114,585	2,142,714	2,001,459

Net gain (loss) on investments	79,172	1,140,823	613,736	280,011	249,896	4,175,149	(4,137)	10,703,942	186,388	2,546,478	2,443,670

Net increase (decrease) in net assets resulting from operations	71,006	1,109,621	566,752	266,326	290,848	4,032,120	485,403	10,970,304	903,176	2,533,734	2,526,396

Capital transactions:
Transfer of net premiums	316,774	2,110,229	1,682,152	840,629	260,242	9,889,883	1,822,765	10,070,205	1,614,570	2,267,595	3,783,071
Transfers due to death benefits	(2,485)	(19,987)	(6,773)	(5,815)	—	(115,191)	(13,730)	(108,251)	(22,208)	(715)	(27,101)
Transfers due to withdrawal of funds	(256,646)	(655,995)	(286,879)	(32,423)	(235,861)	(4,080,666)	(819,183)	(3,623,660)	(586,946)	(491,036)	(1,326,994)
Transfers due to policy loans, net of repayments	—	(37,206)	(160)	—	(10,102)	(178,868)	(38,474)	(337,254)	(3,145)	(64,901)	(41,521)
Transfers due to charges for administrative and insurance costs	(131,735)	(938,003)	(619,264)	(278,194)	(68,552)	(4,254,743)	(832,458)	(4,659,447)	(827,981)	(718,580)	(1,769,048)
Transfers between divisions and to/from Guaranteed Principal Account	(3,672)	(106,120)	(460,673)	592,246	43,956	(799,210)	(58,860)	2,990,977	(116,365)	1,535,288	(402,496)

Net increase (decrease) in net assets resulting from capital transactions	(77,764)	352,918	308,403	1,116,443	(10,317)	461,205	60,060	4,332,570	57,925	2,527,651	215,911

Total increase (decrease)	(6,758)	1,462,539	875,155	1,382,769	280,531	4,493,325	545,463	15,302,874	961,101	5,061,385	2,742,307

NET ASSETS, at beginning of the year	1,270,277	11,086,914	6,885,418	1,279,520	2,866,875	55,273,128	10,800,107	62,118,410	10,357,580	7,318,788	17,750,200

NET ASSETS, at end of the year	$1,263,519	$12,549,453	$7,760,573	$2,662,289	$3,147,406	$59,766,453	$11,345,570	$77,421,284	$11,318,681	$12,380,173	$20,492,507

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$6,831	$—	$577,420	$474,449	$15,508	$25,988	$8,874	$95,152	$11,112	$—	$631	$100,540

Expenses

Mortality and expense risk fees	28,763	247,642	78,190	79,241	9,485	8,398	18,317	41,037	1,682	247,015	9,251	54,146

Net investment income (loss)	(21,932)	(247,642)	499,230	395,208	6,023	17,590	(9,443)	54,115	9,430	(247,015)	(8,620)	46,394

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	156,596	(584,842)	—	141,323	893	3,849	36,688	76,126	(6,496)	1,770,856	17,157	238,849
Realized gain distribution	134,839	—	477	—	—	—	—	186,832	—	5,065,921	17,668	—

Realized gain (loss)	291,435	(584,842)	477	141,323	893	3,849	36,688	262,958	(6,496)	6,836,777	34,825	238,849

Change in net unrealized appreciation/depreciation of investments	338,345	1,736,792	—	259,184	171,322	105,569	210,811	681,095	5,658	(4,241,713)	63,353	1,178,033

Net gain (loss) on investments	629,780	1,151,950	477	400,507	172,215	109,418	247,499	944,053	(838)	2,595,064	98,178	1,416,882

Net increase (decrease) in net assets resulting from operations	607,848	904,308	479,707	795,715	178,238	127,008	238,056	998,168	8,592	2,348,049	89,558	1,463,276

Capital transactions:
Transfer of net premiums	602,207	6,443,083	1,483,577	2,772,971	99,251	287,572	1,005,500	2,297,759	27,207	5,153,540	164,966	1,669,403
Transfers due to death benefits	(25,718)	(76,893)	—	(17,033)	—	(472)	(934)	(3,748)	—	(71,748)	—	(10,863)
Transfers due to withdrawal of funds	(113,503)	(2,854,739)	(797,331)	(680,891)	(25,998)	(51,832)	(60,121)	(432,643)	(110,778)	(2,509,370)	(99,450)	(378,969)
Transfers due to policy loans, net of repayments	(38,245)	(185,852)	(22,015)	(56,315)	(1,112)	(355)	—	—	—	(237,674)	(4,994)	—
Transfers due to charges for administrative and insurance costs	(69,677)	(2,976,989)	(252,406)	(1,114,866)	(28,883)	(22,691)	(326,143)	(725,571)	(10,555)	(2,771,157)	(17,521)	(680,195)
Transfers between divisions and to/from Guaranteed Principal Account	63,384	(970,559)	(24,831)	728,424	14,186	(48,773)	152,942	583,132	9,914	(364,779)	8,804	1,575,831

Net increase (decrease) in net assets resulting from capital transactions	418,448	(621,949)	386,994	1,632,290	57,444	163,449	771,244	1,718,929	(84,212)	(801,188)	51,805	2,175,207

Total increase (decrease)	1,026,296	282,359	866,701	2,428,005	235,682	290,457	1,009,300	2,717,097	(75,620)	1,546,861	141,363	3,638,483

NET ASSETS, at beginning of the year	4,370,534	43,167,129	11,291,985	10,636,966	1,305,890	976,855	2,160,104	4,635,938	407,067	39,403,524	1,237,855	6,049,274

NET ASSETS, at end of the year	$5,396,830	$43,449,488	$12,158,686	$13,064,971	$1,541,572	$1,267,312	$3,169,404	$7,353,035	$331,447	$40,950,385	$1,379,218	$9,687,757

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division
									(Initial)	(Service)

Investment income
Dividends	$4,682	$-	$-	$364,347	$5,232	$44,182	$113,727	$119,485	$70,923	$7,776	$508	$17,639	$7,173

Expenses
Mortality and expense risk fees	2,121	4,716	8,792	122,290	3,622	41,760	31,172	55,610	163,603	30,549	840	16,276	28,597

Net investment income (loss)	2,561	(4,716)	(8,792)	242,057	1,610	2,422	82,555	63,875	(92,680)	(22,773)	(332)	1,363	(21,424)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	859	5,065	34,844	374,562	4,101	278,188	39,554	96,295	399,798	30,333	2,233	73,981	80,328
Realized gain distribution	-	-	-	-	-	511,201	-	30,363	4,433	707	-	14,268	-

Realized gain (loss)	859	5,065	34,844	374,562	4,101	789,389	39,554	126,658	404,231	31,040	2,233	88,249	80,328

Change in net unrealized appreciation/depreciation of investments	16,884	57,683	5,771	116,246	107,105	(478,712)	277,015	271,223	3,882,777	675,331	5,458	126,319	70,601

Net gain (loss) on investments	17,743	62,748	40,615	490,808	111,206	310,677	316,569	397,881	4,287,008	706,371	7,691	214,568	150,929

Net increase (decrease) in net assets resulting from operations	20,304	58,032	31,823	732,865	112,816	313,099	399,124	461,756	4,194,328	683,598	7,359	215,931	129,505

Capital transactions:
Transfer of net premiums	99,958	298,651	442,847	4,410,644	349,266	2,674,965	1,875,403	3,833,656	6,097,088	951,346	20,435	1,391,321	1,088,345
Transfers due to death benefits	-	-	(3,115)	(9,222)	-	-	-	(6,857)	(35,340)	(3,110)	-	(163)	(5,252)
Transfers due to withdrawal of funds	(1,575)	(10,220)	(61,850)	(911,730)	(4,665)	(193,676)	(292,006)	(416,477)	(1,200,433)	(189,434)	(6,896)	(40,959)	(137,768)
Transfers due to policy loans, net of repayments	-	-	-	(6,241)	-	(41,990)	-	-	(23,474)	13,496	-	-	-
Transfers due to charges for administrative and insurance costs	(35,748)	(87,959)	(179,779)	(1,893,573)	(14,094)	(396,554)	(592,963)	(1,226,426)	(2,937,029)	(64,057)	(3,207)	(379,548)	(508,536)
Transfers between divisions and to/from Guaranteed Principal Account	25,733	49,886	46,940	514,492	330,532	1,991,658	919,550	1,471,484	2,296,664	358,234	-	850,267	134,145

Net increase (decrease) in net assets resulting from capital transactions	88,368	250,358	245,043	2,104,370	661,039	4,034,403	1,909,984	3,655,380	4,197,476	1,066,475	10,332	1,820,918	570,934

Total increase (decrease)	108,672	308,390	276,866	2,837,235	773,855	4,347,502	2,309,108	4,117,136	8,391,804	1,750,073	17,691	2,036,849	700,439

NET ASSETS, at beginning of the year	247,855	534,188	1,108,275	17,299,546	112,535	3,242,816	3,395,321	5,780,509	23,153,203	3,437,237	139,240	1,334,961	4,178,485

NET ASSETS, at end of the year	$356,527	$842,578	$1,385,141	$20,136,781	$886,390	$7,590,318	$5,704,429	$9,897,645	$31,545,007	$5,187,310	$156,931	$3,371,810	$4,878,924

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

Investment income
Dividends	$5,754	$5,074	$1,018	$11,941	$18,833	$12,314	$20,119	$3	$82,838	$818	$-	$670

Expenses

Mortality and expense risk fees	3,306	1,645	5,063	8,005	4,567	3,525	59,462	224	38,549	441	9,310	933

Net investment income (loss)	2,448	3,429	(4,045)	3,936	14,266	8,789	(39,343)	(221)	44,289	377	(9,310)	(263)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,194	6,392	749,123	191,449	23,960	8,809	195,718	96	(76,098)	742	35,301	2,052
Realized gain distribution	-	-	-	200,287	-	-	-	-	-	-	-	-

Realized gain (loss)	3,194	6,392	749,123	391,736	23,960	8,809	195,718	96	(76,098)	742	35,301	2,052

Change in net unrealized appreciation/depreciation of investments	35,918	(17,855)	(624,831)	(213,596)	21,661	23,219	881,831	3,760	357,799	2,388	83,261	7,453

Net gain (loss) on investments	39,112	(11,463)	124,292	178,140	45,621	32,028	1,077,549	3,856	281,701	3,130	118,562	9,505

Net increase (decrease) in net assets resulting from operations	41,560	(8,034)	120,247	182,076	59,887	40,817	1,038,206	3,635	325,990	3,507	109,252	9,242

Capital transactions:
Transfer of net premiums	77,585	22,430	21,789	305,689	264,169	342,998	1,907,572	5,492	1,450,500	16,614	182,753	72,451
Transfers due to death benefits	-	-	-	-	-	(482)	(1,845)	-	(5,244)	-	(10,922)	-
Transfers due to withdrawal of funds	(147)	(2,455)	(2,743,611)	(81,810)	(45,787)	(9,912)	(407,050)	(3)	(331,509)	(158)	(27,307)	(775)
Transfers due to policy loans, net of repayments	-	-	-	(175)	-	-	(297)	-	(137)	-	(64)	-
Transfers due to charges for administrative and insurance costs	(45,426)	(7,915)	(16,713)	(83,462)	(11,277)	(103,683)	(986,972)	(102)	(688,874)	(1,035)	(26,930)	(23,401)
Transfers between divisions and to/from Guaranteed Principal Account	(76,506)	(96,583)	18,313	675,127	98,151	157,203	209,077	198	146,758	4,921	(409,980)	12,774

Net increase (decrease) in net assets resulting from capital transactions	(44,494)	(84,523)	(2,720,222)	815,369	305,256	386,124	720,485	5,585	571,494	20,342	(292,450)	61,049

Total increase (decrease)	(2,934)	(92,557)	(2,599,975)	997,445	365,143	426,941	1,758,691	9,220	897,484	23,849	(183,198)	70,291

NET ASSETS, at beginning of the year	775,478	400,922	2,943,923	1,400,249	663,797	340,624	8,322,573	26,784	5,650,473	48,449	1,632,471	80,199

NET ASSETS, at end of the year	$772,544	$308,365	$343,948	$2,397,694	$1,028,940	$767,565	$10,081,264	$36,004	$6,547,957	$72,298	$1,449,273	$150,490

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

Investment income
Dividends	$-	$7,796	$783,760	$-	$4,906	$1,861,850	$1,839,654	$11,147	$99,620	$45,805	$2,190,738	$714,069

Expenses
Mortality and expense risk fees	12,717	7,631	145,546	8,087	1,490	464,215	588,003	16,493	12,959	43,359	229,093	169,571

Net investment income (loss)	(12,717)	165	638,214	(8,087)	3,416	1,397,635	1,251,651	(5,346)	86,661	2,446	1,961,645	544,498

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	21,279	7,177	(609,175)	58,833	2,181	(4,490,881)	1,644,543	208	1,440	99,778	(36,530)	116
Realized gain distribution	-	-	-	-	19,815	-	-	-	217	-	-	-

Realized gain (loss)	21,279	7,177	(609,175)	58,833	21,996	(4,490,881)	1,644,543	208	1,657	99,778	(36,530)	116

Change in net unrealized appreciation/depreciation of investments	108,812	113,261	1,143,048	(40,586)	(16,375)	5,632,077	1,515,437	83,744	(68,869)	427,726	(1,129,826)	332

Net gain (loss) on investments	130,091	120,438	533,873	18,247	5,621	1,141,196	3,159,980	83,952	(67,212)	527,504	(1,166,356)	448

Net increase (decrease) in net assets resulting from operations	117,374	120,603	1,172,087	10,160	9,037	2,538,831	4,411,631	78,606	19,449	529,950	795,289	544,946

Capital transactions:
Transfer of net premiums	456,005	80,728	3,822,607	430,527	287,981	13,870,698	7,280,538	768,952	501,225	1,980,322	5,257,743	19,141,253
Transfers due to death benefits	-	(31,942)	(29,099)	(1,891)	-	(55,911)	(367,497)	(226)	(847)	(3,695)	(286,340)	(3,556)
Transfers due to withdrawal of funds	(127,025)	(8,507)	(1,906,707)	(35,297)	(1,347)	(4,099,907)	(14,394,102)	(105,108)	(70,684)	(343,097)	(8,794,515)	(5,040,404)
Transfers due to policy loans, net of repayments	26,036	(490)	(159,483)	-	-	(799,509)	(16,388)	(885)	-	-	(49,563)	(18,472)
Transfers due to charges for administrative and insurance costs	(102,166)	(15,401)	(2,490,011)	(161,481)	(27,495)	(7,196,307)	(3,796,260)	(324,427)	(168,840)	(713,498)	(1,956,939)	(4,148,982)
Transfers between divisions and to/from Guaranteed Principal Account	(90,699)	(4,614)	(43,499)	(60,814)	26,562	(541,611)	1,401,186	(67,340)	425,261	929,395	2,842,925	(3,803,311)

Net increase (decrease) in net assets resulting from capital transactions	162,151	19,774	(806,192)	171,044	285,701	1,177,453	(9,892,523)	270,966	686,115	1,849,427	(2,986,689)	6,126,528

Total increase (decrease)	279,525	140,377	365,895	181,204	294,738	3,716,284	(5,480,892)	349,572	705,564	2,379,377	(2,191,400)	6,671,474

NET ASSETS, at beginning of the year	1,711,864	1,631,879	28,864,924	1,078,912	115,465	94,499,780	122,804,884	2,223,682	1,627,663	5,225,937	48,735,262	23,575,100

NET ASSETS, at end of the year	$1,991,389	$1,772,256	$29,230,819	$1,260,116	$410,203	$98,216,064	$117,323,992	$2,573,254	$2,333,227	$7,605,314	$46,543,862	$30,246,574

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Investment income
Dividends	$581	$28,615	$-	$-	$-	$46,195	$469,521	$463,227	$541,901	$697,417	$47,806	$212,178

Expenses
Mortality and expense risk fees	7,644	71,014	33,269	7,041	215,794	19,580	315,698	65,485	315,911	65,308	43,528	109,336

Net investment income (loss)	(7,063)	(42,399)	(33,269)	(7,041)	(215,794)	26,615	153,823	397,742	225,990	632,109	4,278	102,842

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	75,406	253,482	97,980	8,226	(345,863)	42,578	(523,603)	51,806	1,628,855	23,190	55,963	248,891
Realized gain distribution	-	532,465	-	132,046	-	94,375	-	-	-	-	-	-

Realized gain (loss)	75,406	785,947	97,980	140,272	(345,863)	136,953	(523,603)	51,806	1,628,855	23,190	55,963	248,891

Change in net unrealized appreciation/depreciation of investments	(39,556)	(800,944)	497,956	(11,932)	5,023,831	(77,871)	2,794,160	(281,773)	5,690,582	(443,428)	788,119	507,979

Net gain (loss) on investments	35,850	(14,997)	595,936	128,340	4,677,968	59,082	2,270,557	(229,967)	7,319,437	(420,238)	844,082	756,870

Net increase (decrease) in net assets resulting from operations	28,787	(57,396)	562,667	121,299	4,462,174	85,697	2,424,380	167,775	7,545,427	211,871	848,360	859,712

Capital transactions:
Transfer of net premiums	336,362	2,305,877	1,551,815	543,000	6,791,375	477,953	10,991,056	2,058,113	9,784,987	1,898,356	1,416,732	4,047,825
Transfers due to death benefits	-	(7,549)	(1,809)	(4,856)	(68,639)	-	(39,117)	(1,424)	(159,708)	(49,542)	(11,799)	(8,398)
Transfers due to withdrawal of funds	(67,415)	(412,761)	(193,320)	(15,525)	(1,767,513)	(151,797)	(3,696,049)	(534,687)	(3,724,395)	(345,117)	(257,200)	(1,178,791)
Transfers due to policy loans, net of repayments	-	(28,269)	(161)	-	(259,229)	(1,108)	(126,639)	(1,138)	(165,798)	(453)	(4,557)	4,407
Transfers due to charges for administrative and insurance costs	(140,312)	(1,010,667)	(563,285)	(163,578)	(3,114,212)	(66,033)	(4,647,780)	(867,705)	(4,328,567)	(849,119)	(528,821)	(1,895,899)
Transfers between divisions and to/from Guaranteed Principal Account	182,174	(27,793)	1,432,986	100,275	87,625	(161,059)	(200,447)	1,114,006	773,842	(1,481,443)	664,053	143,164

Net increase (decrease) in net assets resulting from capital transactions	310,809	818,838	2,226,226	459,316	1,669,407	97,956	2,281,024	1,767,165	2,180,361	(827,318)	1,278,408	1,112,308

Total increase (decrease)	339,596	761,442	2,788,893	580,615	6,131,581	183,653	4,705,404	1,934,940	9,725,788	(615,447)	2,126,768	1,972,020

NET ASSETS, at beginning of the year	930,681	10,325,472	4,096,525	698,905	37,035,548	2,683,222	50,567,724	8,865,167	52,392,622	10,973,027	5,192,020	15,778,180

NET ASSETS, at end of the year	$1,270,277	$11,086,914	$6,885,418	$1,279,520	$43,167,129	$2,866,875	$55,273,128	$10,800,107	$62,118,410	$10,357,580	$7,318,788	$17,750,200

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$-	$456,083	$408,968	$17,991	$26,457	$27,936	$2,182	$55,184	$11,256	$-	$-	$60,177

Expenses

Mortality and expense risk fees	21,710	107,561	64,162	8,282	7,317	32,209	10,831	22,294	1,887	213,590	7,545	34,642

Net investment income (loss)	(21,710)	348,522	344,806	9,709	19,140	(4,273)	(8,649)	32,890	9,369	(213,590)	(7,545)	25,535

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	509,547	-	156,380	(36,431)	(47,502)	167,944	12,883	40,144	(4,263)	996,988	(67,006)	71,832
Realized gain distribution	97,819	-	-	-	-	119,814	-	196,415	-	2,139,973	-	-

Realized gain (loss)	607,366	-	156,380	(36,431)	(47,502)	287,758	12,883	236,559	(4,263)	3,136,961	(67,006)	71,832

Change in net unrealized appreciation/depreciation of investments	(287,543)	-	(299,332)	85,880	61,409	(89,975)	107,222	(130,271)	(953)	1,871,250	132,085	409,921

Net gain (loss) on investments	319,823	-	(142,952)	49,449	13,907	197,783	120,105	106,288	(5,216)	5,008,211	65,079	481,753

Net increase (decrease) in net assets resulting from operations	298,113	348,522	201,854	59,158	33,047	193,510	111,456	139,178	4,153	4,794,621	57,534	507,288

Capital transactions:
Transfer of net premiums	519,400	2,412,639	2,859,134	108,667	84,156	1,125,435	809,063	1,715,292	34,584	5,752,232	297,699	1,385,697
Transfers due to death benefits	-	-	(3,350)	-	(2,678)	(7,012)	(270)	-	-	(59,449)	-	(9,076)
Transfers due to withdrawal of funds	(234,999)	(953,899)	(459,969)	(159,101)	(264,177)	(314,454)	(72,418)	(50,566)	(4,496)	(1,407,317)	(19,843)	(149,895)
Transfers due to policy loans, net of repayments	(5,662)	(408,893)	(21,590)	30,816	3,348	-	-	-	-	(39,740)	(16,584)	-
Transfers due to charges for administrative and insurance costs	(55,611)	(339,226)	(1,034,945)	(23,143)	(21,502)	(464,384)	(221,008)	(461,798)	(11,772)	(2,986,147)	(13,476)	(551,424)
Transfers between divisions and to/from Guaranteed Principal Account	846,151	(14,709,051)	303,835	100,599	50	281,644	494,237	1,279,023	81,793	(45,303)	11,674	563,335

Net increase (decrease) in net assets resulting from capital transactions	1,069,279	(13,998,430)	1,643,115	57,838	(200,803)	621,229	1,009,604	2,481,951	100,109	1,214,276	259,470	1,238,637

Total increase (decrease)	1,367,392	(13,649,908)	1,844,969	116,996	(167,756)	814,739	1,121,060	2,621,129	104,262	6,008,897	317,004	1,745,925

NET ASSETS, at beginning of the year	3,003,142	24,941,893	8,791,997	1,188,894	1,144,611	4,323,531	1,039,044	2,014,809	302,805	33,394,627	920,851	4,303,349

NET ASSETS, at end of the year	$4,370,534	$11,291,985	$10,636,966	$1,305,890	$976,855	$5,138,270	$2,160,104	$4,635,938	$407,067	$39,403,524	$1,237,855	$6,049,274

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains twelve segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable adjustable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium variable adjustable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II. The tiering of Accumulation Unit Values is a consequence of a tiered mortality and expense risk charge for the VUL II segment. The policy’s mortality and expense risk charge is based on the number of years the policy has been in force. During policy years 1 through 15, the policy is in Tier 1 and the current mortality and expense risk charge is 0.75% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I. During policy years 16 and beyond, the policy is in Tier 2 and the current mortality and expense risk charge is 0.25% (with a maximum of 0.40%) of the policy’s average daily net assets held in Separate Account I.

On October 15, 2002, MassMutual established an eleventh segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy known as VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the VUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy

Notes To Financial Statements (Continued)

has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies issued outside of the state of Maryland with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 1.00% (with a maximum of 1.15%) of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.75% (with a maximum of 0.90%) of the average daily net assets held in Separate Account I and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.50% (with a maximum of 0.65%) of the average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the current (and maximum) asset charge is 0.50% of the policy’s average daily net assets held in Separate Account I. Note: policies issued in the state of Maryland, with a total account value of $0 to $49,999.99 have a current (and maximum) asset charge of 0.90% of the policy’s average daily net assets held in Separate Account I.

On March 30, 2004, MassMutual established a twelfth segment (“SVUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium, adjustable, variable life insurance policy, known as Survivorship VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the SVUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 0.90% of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.80% of the average daily net assets held in Separate Account I, and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.70% of the average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the asset charge is 0.70% of the policy’s average daily net assets held in Separate Account I. The maximum asset charge in all policy years is 0.90% of the policy’s average daily net assets held in Separate Account I.

Variable Life Plus, Large Case Variable Life Plus, Variable Life Select, SVUL and VUL policies are no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	PRIOR PERIOD ADJUSTMENTS

In 2006, Separate Account I determined that it had incorrectly calculated the investment income ratio for MML Enhanced Index Core Equity Division, MML Inflation-Protected Bond Division, MML Small Cap Equity Division and MML Small Company Opportunities Division (collectively, the “Divisions”) in certain prior periods presented. The financial highlights footnote has been restated for 2005 and 2004 to reflect the correct investment income ratios as shown in the table below:

Investment Income Ratio	2005	2004
MML Enhanced Index Core Equity Division:
As previously reported	11.83%	2.20%
As restated	2.35%	2.20%

MML Inflation-Protected Bond Division:
As previously reported	5.03%	4.86%
As restated	5.02%	4.38%

MML Small Cap Equity Division:
As previously reported	5.31%	2.28%
As restated	0.27%	0.18%

MML Small Company Opportunities Division:
As previously reported	13.71%	11.73%
As restated	-	-

Notes To Financial Statements (Continued)

This restatement has no impact on the Divisions’ previously reported net assets, net asset value per share or total return.

3.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of sixty-one divisions which invest in the following mutual funds of the same name:

AIM Variable Insurance Funds (“AIM V.I.”), is an open-end, diversified, management company registered under the 1940 Act with three of its Funds available to Separate Account I policy owners: AIM V.I. Financial Services Fund (Series I), AIM V.I. Global Health Care Fund (Series I) (prior to July 1, 2005, this Fund was called AIM V.I. Health Sciences Fund) and AIM V.I. Technology Fund (Series I). A I M Advisors, Inc. is the investment adviser to the Funds.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I policy owners: American Century VP Income & Growth Fund, American Century VP International Fund, and American Century VP Value Fund. American Century Investment Management, Inc., is the investment adviser to the American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Global Investment Management, Inc. is the investment adviser to the VP International Fund.

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

DWS VIT Investment Funds (“DWS VIT”) (prior to February 6, 2006, known as Scudder Investment VIT Funds), is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I policy owners: DWS Small Cap Index VIP (prior to February 6, 2006, this Fund was called Scudder VIT Small Cap Index Fund) (the DWS Small Cap Index Division invests in this Fund). Deutsche Investment Management Americas Inc. (“DIMA”) serves as the investment adviser to the Fund (prior to December 31, 2006, known as Deutsche Asset Management, Inc. (“DeAM”). Northern Trust Investments, N.A., serves as investment sub-adviser to this Fund.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) and Fidelity Variable Insurance Products II are open-end, management investment companies registered under the 1940 Act with two of its Portfolios available to Separate Account I policy owners: Fidelity® VIP Contrafund® Portfolio (Initial and Service Classes) and Fidelity® VIP Growth Portfolio. Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to these Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Portfolios: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Japan Limited.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”) is an open-end, management investment company registered under the 1940 Act with five of its Funds available to Separate Account I policy owners: Goldman Sachs VIT Capital Growth Fund (the Goldman Sachs Capital Growth Division invests in this Fund), Goldman Sachs VIT Growth and Income Fund (the Goldman Sachs Growth and Income Division invests in this Fund), Goldman Sachs VIT International Equity Fund (the Goldman Sachs International Equity Division invests in this Fund), Goldman Sachs VIT Mid Cap Value Fund (the Goldman Sachs Mid Cap Value Division invests in this Fund) and Goldman Sachs VIT Structured U.S. Equity Fund (prior to May 1, 2006, known as Goldman Sachs VIT CORESM U.S. Equity Fund) (the Goldman Sachs Structured U.S. Equity Division invests in this Fund). As of May 13, 2005, the Mid Cap Value Fund is closed to new investors. Goldman Sachs Asset Management L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Funds.

Notes To Financial Statements (Continued)

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I policy owners: Janus Aspen Balanced Portfolio (Institutional and Service Classes), Janus Aspen Forty Portfolio (Institutional and Service Classes) (prior to May 1, 2005, this Portfolio was called Janus Aspen Capital Appreciation Portfolio), and Janus Aspen Worldwide Growth Portfolio (Institutional and Service Classes). Janus Capital Management LLC is the investment adviser to these Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, investment management company registered under the 1940 Act with four of its separate Series of shares available to Separate Account I policy owners: MFS® Emerging Growth Series, MFS® Investors Trust Series, MFS® New Discovery Series and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to these Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with six of its separate series (“MML Trust Funds”) available to Separate Account I policy owners: MML Emerging Growth Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, and MML Small Cap Growth Equity Fund. MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML OTC 100 Fund. MassMutual has entered into a sub-advisory agreements with Delaware Management Company and Insight Capital Research & Management, Inc., to serve as the investment sub-adviser to the MML Emerging Growth Fund (prior to July 11, 2006, RS Investment Management, L.P. was the Funds’ investment sub-adviser). MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser to a portion of the MML Small Cap Growth Equity Fund.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with eight of its separate series (“MML II Trust Funds”) available to Separate Account I policy owners: MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund, and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. whereby AllianceBernstein and OppenheimerFunds, Inc. each serve as investment sub-adviser to the MML Equity Fund (prior to January 27, 2006, Babson Capital and Alliance Capital Management L.P. each served as investment sub-adviser to a portion of this Fund). MassMutual has entered into a sub-advisory agreement with OppenheimerFunds, Inc. to serve as investment sub-adviser to the MML Small Cap Equity Fund and MML Small Company Opportunities Fund (prior to March 31, 2006, Babson Capital was the sub-adviser to the Funds).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to Separate Account I policy owners: Oppenheimer Balanced Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA (prior to April 29, 2005, this Fund was called Oppenheimer Bond Fund/VA), Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund®/VA, Oppenheimer MidCap Fund/VA (prior to May 1, 2006, this Fund was called Oppenheimer Aggressive Growth Fund/VA), Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to Separate Account I policy owners: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Fund/Portfolios.

Notes To Financial Statements (Continued)

T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) is a diversified, open-end, investment company registered under the 1940 Act with four of its Portfolios available to Separate Account I policy owners: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price New America Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to these Portfolios.

T. Rowe Price Fixed Income Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I policy owners: T. Rowe Price Limited-Term Bond Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

In addition to the sixty-one divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”)/Fixed Account, which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

4.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds/Portfolios, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MassMutual’s total operations and is not taxed separately. Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

Notes To Financial Statements (Continued)

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2 to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

G. New	Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Separate Account does not believe that adoption of SFAS 157 will have a material impact on the Separate Account’s financial position.

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006. The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on the Separate Account’s financial statements.

H.	Reclassifications

Certain amounts in the 2005 financial statements have been reclassified to conform to the 2006 presentation. The most significant of these are reclassifications of amounts previously included in dividends to realized gain distributions.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter for most of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors. MML Distributors also receives compensation for their actions as underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division

										(Initial)	(Service)
Cost of purchases	$189,175	$444,281	$393,148	$3,719,501	$360,693	$4,253,082	$3,121,499	$4,936,849	$1,232,406	$10,195,810	$1,679,412	$25,617	$2,259,177	$3,047,786
Proceeds from sales	(36,223)	(76,188)	(260,899)	(1,725,778)	(26,693)	(1,766,279)	(536,994)	(1,064,335)	(740,329)	(2,327,172)	(724,056)	(9,594)	(368,035)	(967,479)

	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Portfolio Division	Janus Aspen Forty Portfolio Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Cost of purchases	$44,698	$56,226	$1,174,546	$137,086	$359,845	$529,564	$1,663,972	$9,196	$931,042	$31,017	$361,715	$80,626
Proceeds from sales	(34,385)	(28,480)	(587,059)	(324,963)	(265,918)	(84,475)	(1,002,301)	(2,177)	(800,149)	(21,995)	(421,869)	(66,087)

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Cost of purchases	$1,104,863	$93,511	$2,836,527	$347,122	$452,581	$16,947,687	$11,281,494	$595,648	$731,789	$1,397,614	$21,096,890	$18,661,134
Proceeds from sales	(817,000)	(94,642)	(3,711,035)	(218,677)	(198,992)	(9,382,752)	(21,251,281)	(278,866)	(236,141)	(671,434)	(3,745,268)	(24,287,725)

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Cost of purchases	$305,893	$4,555,631	$2,166,177	$1,472,946	$642,498	$7,548,316	$2,198,461	$15,014,835	$3,851,530	$3,611,291	$3,777,857
Proceeds from sales	(392,063)	(1,214,317)	(1,906,805)	(117,252)	(470,730)	(7,233,370)	(1,639,516)	(6,907,236)	(3,075,695)	(1,161,842)	(3,457,136)

	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$1,696,740	$5,162,030	$3,699,425	$3,137,891	$280,859	$317,072	$984,472	$2,563,521	$146,462	$9,483,735	$200,082	$2,983,868
Proceeds from sales	(1,159,076)	(6,013,850)	(2,894,240)	(1,108,040)	(216,154)	(133,838)	(230,181)	(597,555)	(226,218)	(5,475,764)	(135,436)	(764,471)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2006 were as follows:

December 31, 2006	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division
										(Initial)	(Service)

Units purchased	89,715	307,137	700,522	4,190,629	420,151	2,042,380	1,688,574	3,310,739	820,108	5,118,432	594,371	26,908	984,784
Units withdrawn	(46,154)	(112,337)	(450,888)	(2,833,721)	(29,943)	(1,305,502)	(835,737)	(1,651,606)	(602,698)	(3,560,127)	(375,599)	(15,135)	(420,493)
Units transferred between divisions and transferred to/from GPA	55,611	75,821	(49,456)	15,230	—	378,486	770,862	620,524	(36,470)	1,445,982	71,866	12,159	337,499

Net increase (decrease)	99,172	270,621	200,178	1,372,138	390,208	1,115,364	1,623,699	2,279,657	180,940	3,004,287	290,638	23,932	901,790

December 31, 2006 (Continued)	Goldman Sachs Capital Growth Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
						(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	1,876,001	15,749	13,999	139,805	107,226	200,403	328,707	1,986,827	4,563	1,810,825	7,762	239,289	48,720
Units withdrawn	(1,161,243)	(4,293)	(21,172)	(67,738)	(181,104)	(75,410)	(131,857)	(1,363,114)	(308)	(1,360,895)	(1,242)	(274,715)	(31,705)
Units transferred between divisions and transferred to/from GPA	1,534,495	(19,637)	24,540	16,271	(93,359)	(60,167)	131,745	(8,741)	976	(384,201)	401	39,624	(7,349)

Net increase (decrease)	2,249,253	(8,181)	17,367	88,338	(167,237)	64,826	328,595	614,972	5,231	65,729	6,921	4,198	9,666

December 31, 2006 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	472,602	77,693	2,310,691	476,114	109,570	7,527,060	6,861,513	991,445	577,605	1,510,839	4,133,618	11,943,220
Units withdrawn	(374,437)	(33,559)	(2,703,311)	(270,462)	(42,401)	(6,613,220)	(6,965,149)	(536,037)	(300,128)	(931,090)	(3,123,422)	(6,187,685)
Units transferred between divisions and transferred to/from GPA	79,688	(46,599)	(561,580)	(64,897)	82,460	(819,972)	(4,299,949)	(30,244)	86,347	4,575	4,821,091	(11,928,942)

Net increase (decrease)	177,853	(2,465)	(954,200)	140,755	149,629	93,868	(4,403,585)	425,164	363,824	584,324	5,831,287	(6,173,407)

December 31, 2006 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division
Units purchased	391,270	1,518,130	1,408,226	457,779	236,906	9,492,159	1,605,115	6,554,454	1,450,833	1,846,005	3,948,827	484,278
Units withdrawn	(472,744)	(1,147,774)	(741,436)	(168,986)	(274,849)	(7,431,279)	(1,463,446)	(5,130,335)	(1,250,408)	(1,030,819)	(3,270,298)	(335,426)
Units transferred between divisions and transferred to/from GPA	(12,885)	(121,144)	(511,794)	301,632	27,199	(652,689)	(63,874)	1,627,669	(119,385)	999,003	(237,883)	27,571

Net increase (decrease)	(94,359)	249,212	154,996	590,425	(10,744)	1,408,191	77,795	3,051,788	81,040	1,814,189	440,646	176,423

December 31, 2006 (Continued)	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	5,153,140	2,347,907	1,947,654	132,316	261,083	733,394	1,521,369	31,309	3,681,959	196,765	1,311,409
Units withdrawn	(4,317,577)	(2,031,429)	(1,285,682)	(91,992)	(71,107)	(279,359)	(756,328)	(105,669)	(3,759,596)	(144,670)	(821,112)
Units transferred between divisions and transferred to/from GPA	(691,763)	3,979	456,618	13,162	(39,739)	100,320	340,777	7,502	(276,773)	9,126	1,143,529

Net increase (decrease)	143,800	320,457	1,118,590	53,486	150,237	554,355	1,105,818	(66,858)	(354,410)	61,221	1,633,826

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2005	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division

									(Initial)	(Service)
Units purchased	82,185	240,255	834,265	4,282,671	521,731	2,244,145	1,599,427	2,978,082	4,734,610	893,802	33,293	880,227	1,322,861
Units withdrawn	(28,939)	(76,495)	(453,388)	(2,724,278)	(27,235)	(741,541)	(694,080)	(1,194,798)	(2,934,623)	(328,890)	(16,808)	(252,060)	(795,813)
Units transferred between divisions and to/from GPA	16,024	34,119	65,961	461,323	495,441	1,342,828	593,839	896,383	1,421,299	284,466	-	477,026	136,764

Net increase (decrease)	69,270	197,879	446,838	2,019,716	989,937	2,845,432	1,499,186	2,679,667	3,221,286	849,378	16,485	1,105,193	663,812

December 31, 2005 (Continued)	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	86,399	20,632	19,946	129,011	255,139	304,774	2,065,838	4,338	2,036,477	15,151	293,747	58,718
Units withdrawn	(56,086)	(8,260)	(2,517,149)	(69,576)	(57,078)	(95,142)	(1,522,084)	(82)	(1,437,222)	(976)	(149,324)	(18,399)
Units transferred between divisions and to/from GPA	(65,689)	(98,328)	16,921	270,631	92,065	110,301	185,224	98	145,115	4,490	(450,453)	7,163

Net increase (decrease)	(35,376)	(85,956)	(2,480,282)	330,066	290,126	319,933	728,978	4,354	744,370	18,665	(306,030)	47,482

December 31, 2005 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	474,765	95,717	2,829,583	527,623	216,368	9,994,858	7,195,069	1,041,123	446,845	1,791,499	4,262,564	19,700,445
Units withdrawn	(270,571)	(63,156)	(3,145,553)	(239,316)	(21,418)	(8,031,883)	(18,700,359)	(591,584)	(209,699)	(939,767)	(8,324,715)	(8,432,334)
Units transferred between divisions and to/from GPA	(49,603)	(6,552)	(87,890)	(92,626)	16,903	(509,342)	781,556	(102,892)	361,435	836,101	2,092,859	(4,923,838)

Net increase (decrease)	154,591	26,009	(403,860)	195,681	211,853	1,453,633	(10,723,734)	346,647	598,581	1,687,833	(1,969,292)	6,344,273

December 31, 2005 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Units purchased	439,080	1,783,292	1,488,319	358,882	6,062,853	477,962	10,869,478	1,695,120	7,036,452	1,627,322	1,393,301	4,300,568
Units withdrawn	(263,804)	(1,131,479)	(700,121)	(114,535)	(4,604,232)	(301,820)	(7,785,490)	(1,144,095)	(5,155,119)	(1,053,055)	(802,686)	(3,224,572)
Units transferred between divisions and to/from GPA	261,322	(24,788)	1,533,576	46,942	104,116	(81,625)	(107,063)	791,402	720,991	(1,164,632)	553,539	23,384

Net increase (decrease)	436,598	627,025	2,321,774	291,289	1,562,737	94,517	2,976,925	1,342,427	2,602,324	(590,365)	1,144,154	1,099,380

December 31, 2005 (Continued)	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	356,171	2,992,311	2,220,660	221,841	86,984	866,646	662,672	1,270,975	26,873	4,239,220	824,113	1,245,213
Units withdrawn	(223,163)	(2,387,114)	(1,225,392)	(278,373)	(279,987)	(599,372)	(228,025)	(366,401)	(12,606)	(3,060,736)	(529,100)	(635,476)
Units transferred between divisions and to/from GPA	415,533	(12,396,576)	203,009	116,878	48	211,983	350,758	879,512	63,495	(225,934)	11,100	490,883

Net increase (decrease)	548,541	(11,791,379)	1,198,277	60,346	(192,955)	479,257	785,405	1,784,086	77,762	952,550	306,113	1,100,620

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED)

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2006 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Division
2006	356,251	$1.36 to $1.64	$570,219	1.89%	0.25% to 1.00%	15.29% to 16.15%
2005	257,079	1.18 to 1.41	356,527	1.62	0.25 to 1.00	4.86 to 5.64
2004	187,809	1.13 to 1.33	247,855	2.14	0.25 to 1.00	7.59 to 8.40
2003	22,091	1.05 to 1.23	26,592	0.57	0.25 to 1.15	4.76 to 23.15

AIM V.I. Global Health Care Division
2006	889,467	1.31 to 1.45	1,265,363	-	0.25 to 1.00	4.19 to 4.97
2005	618,846	1.25 to 1.38	842,578	-	0.25 to 1.00	7.08 to 7.88
2004	420,967	1.17 to 1.28	534,188	-	0.25 to 1.00	6.50 to 7.30
2003	41,149	1.10 to 1.19	48,653	-	0.55 to 1.15	10.00 to 19.33

AIM V.I. Technology Division
2006	2,602,604	0.72 to 1.15	1,663,639	-	0.25 to 1.00	9.38 to 10.21
2005	2,402,426	0.65 to 1.05	1,385,141	-	0.25 to 1.00	1.16 to 1.92
2004	1,955,588	0.64 to 1.04	1,108,275	-	0.25 to 1.00	3.59 to 4.37
2003	1,219,820	0.54 to 1.33	667,827	-	0.25 to 1.15	(38.50) to 44.93
2002	716,624	0.37 to 0.42	269,428	(0.50)	0.55 to 0.75	(47.24) to (47.14)

American Century VP Income & Growth Division
2006	19,690,845	1.17 to 1.44	25,141,137	1.74	0.25 to 1.00	15.93 to 16.80
2005	18,318,707	1.00 to 1.24	20,136,781	1.92	0.25 to 1.00	3.59 to 4.37
2004	16,298,991	0.96 to 1.20	17,299,546	1.34	0.25 to 1.00	11.87 to 12.71
2003	14,218,974	0.82 to 1.24	13,446,388	1.17	0.25 to 1.15	7.03 to 29.03
2002	10,731,176	0.64 to 0.83	7,926,303	0.27	0.25 to 0.75	(20.12) to (19.57)

American Century VP International Division
2006	1,545,230	0.95	1,473,764	1.33	0.60	24.28
2005	1,155,022	0.77	886,390	0.86	0.60	12.58
2004	165,085	0.68	112,535	0.51	0.60	14.24
2003	144,784	0.60	86,396	0.14	0.60	23.77
2002	8,451	0.48	4,074	0.13	0.60	(20.97)

American Century VP Value Division
2006	6,286,660	1.49 to 1.77	10,921,207	1.21	0.25 to 1.00	17.48 to 18.36
2005	5,171,296	1.27 to 1.50	7,590,318	0.75	0.25 to 1.00	3.99 to 4.77
2004	2,325,864	1.22 to 1.43	3,242,816	0.80	0.25 to 1.00	13.20 to 14.05
2003	1,385,800	1.08 to 1.44	1,696,343	0.71	0.25 to 1.15	7.89 to 28.57
2002	726,497	0.94 to 1.12	687,880	3.81	0.30 to 0.75	(13.37) to (12.92)

American Funds® Asset Allocation Division
2006	5,841,324	1.39 to 1.57	8,992,331	2.57	0.25 to 1.00	13.52 to 14.37
2005	4,217,625	1.22 to 1.37	5,704,429	2.54	0.25 to 1.00	8.06 to 8.87
2004	2,718,439	1.13 to 1.26	3,395,321	2.98	0.25 to 1.00	7.26 to 8.07
2003	610,899	1.05 to 1.17	709,272	3.23	0.55 to 1.15	5.39 to 16.84

American Funds® Growth-Income Division
2006	9,187,725	1.39 to 1.69	15,067,960	1.74	0.25 to 1.00	14.06 to 14.92
2005	6,908,068	1.22 to 1.47	9,897,645	1.56	0.25 to 1.00	4.78 to 5.57
2004	4,228,401	1.16 to 1.39	5,780,509	1.23	0.25 to 1.00	9.28 to 10.10
2003	1,113,464	1.06 to 1.26	1,374,834	1.65	0.25 to 1.15	6.36 to 26.27

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
DWS Small Cap Index Division
2006	3,909,521	$1.46 to $1.63	$6,281,962	0.63%	0.25% to 1.00%	16.33% to 17.20%
2005	3,728,581	1.26 to 1.35	5,138,270	0.61	0.25 to 1.00	3.23 to 4.00
2004	3,249,324	1.22 to 1.29	4,323,531	0.41	0.25 to 1.00	16.59 to 17.46
2003	2,617,934	1.04 to 1.40	2,976,472	0.76	0.25 to 1.15	4.47 to 46.06
2002	1,382,472	0.75 to 0.79	1,076,016	0.59	0.25 to 0.75	(21.18) to (20.78)

Fidelity® VIP Contrafund® Division (Initial)
2006	24,515,709	1.54 to 1.95	39,794,599	1.33	0.25 to 1.00	10.61 to 11.44
2005	21,511,422	1.27 to 1.39	31,545,007	0.27	0.25 to 1.00	15.78 to 16.65
2004	18,290,136	1.09 to 1.20	23,153,203	0.31	0.25 to 1.00	14.33 to 15.19
2003	15,484,520	0.94 to 1.30	17,122,058	0.41	0.25 to 1.15	4.89 to 28.14
2002	12,308,191	0.74 to 1.02	10,675,799	0.17	0.25 to 0.75	(10.02) to (9.57)

Fidelity® VIP Contrafund® Division (Service)
2006	3,986,892	1.54 to 1.60	6,205,658	1.12	0.60 to 0.75	10.76 to 10.92
2005	3,696,254	1.39 to 1.44	5,187,310	0.18	0.60 to 0.75	15.98 to 16.15
2004	2,846,876	1.20 to 1.24	3,437,237	0.22	0.60 to 0.75	14.48 to 14.65
2003	2,282,592	1.05 to 1.08	2,406,184	0.35	0.60 to 0.75	27.39 to 27.59
2002	2,370,393	0.82 to 0.85	1,967,189	(0.01)	0.60 to 0.75	(10.17) to (10.02)

Fidelity® VIP Growth Division
2006	266,378	0.69	182,932	0.26	0.60	6.10
2005	242,446	0.65	156,931	0.36	0.60	5.04
2004	225,961	0.62	139,240	0.16	0.60	2.65
2003	200,860	0.60	120,582	0.10	0.60	31.99
2002	56,432	0.45	25,667	(0.48)	0.60	(31.82)

Franklin Small Cap Value Securities Division
2006	2,834,886	1.64 to 2.08	5,749,596	0.63	0.25 to 1.00	15.82 to 16.69
2005	1,933,096	1.42 to 1.78	3,371,810	0.75	0.25 to 1.00	7.69 to 8.50
2004	827,903	1.32 to 1.64	1,334,961	0.16	0.25 to 1.00	22.52 to 23.44
2003	200,992	1.07 to 1.33	264,105	0.02	0.25 to 1.15	7.50 to 33.15

Goldman Sachs Capital Growth Division
2006	7,735,265	0.88 to 1.24	7,440,647	0.15	0.25 to 1.00	7.48 to 8.29
2005	5,486,012	0.81 to 1.16	4,878,924	0.16	0.25 to 1.00	1.92 to 2.69
2004	4,822,200	0.79 to 1.13	4,178,485	0.76	0.25 to 1.00	8.00 to 8.82
2003	4,103,291	0.72 to 1.17	3,295,278	0.31	0.25 to 1.15	4.93 to 23.43
2002	2,804,255	0.58 to 0.81	1,822,310	(0.34)	0.25 to 0.75	(25.05) to (24.63)
2001	1,410,856	0.77 to 1.07	1,210,989	0.05	0.25 to 0.60	(15.10) to (8.75)

Goldman Sachs Growth and Income Division
2006	242,453	1.44 to 1.52	365,677	1.76	0.30 to 0.60	21.90 to 22.26
2005	250,634	1.18 to 1.24	308,365	1.00	0.30 to 0.60	3.31 to 3.62
2004	336,590	1.14 to 1.20	400,922	4.90	0.30 to 0.60	18.09 to 18.44
2003	38,023	0.97 to 1.01	37,031	1.27	0.30 to 0.60	23.62 to 23.99
2002	41,228	0.78 to 0.81	32,452	1.86	0.30 to 0.60	(11.94) to (11.64)
2001	45,688	0.89 to 0.92	41,872	(0.09)	0.30 to 0.60	(9.94) to (9.64)

Goldman Sachs International Equity Division
2006	303,309	1.46	442,822	1.77	0.60	21.37
2005	285,942	1.20	343,948	0.12	0.60	13.03
2004	2,766,224	1.06	2,943,923	1.18	0.60	12.80
2003	2,793,318	0.94	2,635,312	4.34	0.60	34.68
2002	1,521,429	0.70	1,065,762	0.57	0.60	(18.94)
2001	664,673	0.86	573,580	1.13	0.60	(22.86)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Goldman Sachs Mid Cap Value Division
2006	1,038,226	$2.88 to $2.98	$3,027,333	1.12%	0.30% to 0.60%	15.47% to 15.82%
2005	949,888	2.49 to 2.57	2,397,694	0.68	0.30 to 0.60	12.15 to 12.49
2004	619,822	2.22 to 2.29	1,400,249	0.80	0.30 to 0.60	25.13 to 25.51
2003	366,462	1.78 to 1.82	660,678	1.88	0.30 to 0.60	27.62 to 28.01
2002	389,676	1.39 to 1.42	549,613	1.69	0.30 to 0.60	(5.29) to (4.99)
2001	202,234	1.47 to 1.50	300,104	3.86	0.30 to 0.60	11.38 to 11.71

Goldman Sachs Structured U.S. Equity Division
2006	496,632	1.23 to 1.43	656,215	1.09	0.30 to 0.60	12.22 to 12.55
2005	663,869	1.10 to 1.27	772,544	0.81	0.30 to 0.60	5.88 to 6.19
2004	699,245	1.04 to 1.19	775,478	1.18	0.30 to 0.60	14.25 to 14.60
2003	691,432	0.91 to 1.04	666,907	0.81	0.30 to 0.60	28.70 to 29.09
2002	568,017	0.71 to 0.81	424,171	0.15	0.30 to 0.60	(22.49) to (22.19)

Janus Aspen Balanced Division (Institutional)
2006	1,007,585	1.20	1,210,299	2.23	0.60	10.06
2005	942,759	1.09	1,028,940	2.46	0.60	7.31
2004	652,633	1.02	663,797	2.44	0.60	7.88
2003	473,248	0.94	446,194	2.37	0.60	13.37
2002	256,636	0.83	213,434	2.01	0.60	(7.04)

Janus Aspen Balanced Division (Service)
2006	937,668	1.29 to 1.41	1,295,293	2.13	0.25 to 1.00	9.32 to 10.14
2005	609,073	1.18 to 1.28	767,565	2.43	0.25 to 1.00	6.59 to 7.39
2004	289,140	1.11 to 1.19	340,624	3.28	0.25 to 1.00	7.22 to 8.02
2003	103,853	1.04 to 1.10	112,184	1.55	0.55 to 1.15	3.65 to 10.12

Janus Aspen Forty Division (Institutional)
2006	10,764,997	0.91 to 1.20	11,662,341	0.37	0.25 to 0.75	8.53 to 9.07
2005	10,150,025	0.83 to 1.10	10,081,264	0.22	0.25 to 0.75	12.01 to 12.57
2004	9,421,047	0.74 to 0.98	8,322,573	0.27	0.25 to 0.75	17.35 to 17.93
2003	8,850,343	0.61 to 0.84	6,575,759	0.52	0.25 to 0.75	19.64 to 20.23
2002	6,758,791	0.51 to 0.70	4,113,419	0.03	0.25 to 0.75	(16.27) to (15.97)

Janus Aspen Forty Division (Service)
2006	30,117	1.51 to 1.67	46,874	0.15	0.50 to 1.00	8.03 to 8.57
2005	24,886	1.39 to 1.54	36,004	0.01	0.50 to 1.00	11.44 to 12.00
2004	20,532	1.25 to 1.38	26,784	0.05	0.50 to 1.00	16.79 to 17.38
2003	1,690	1.07 to 1.17	1,854	0.17	0.65 to 1.15	7.04 to 17.31

Janus Aspen Worldwide Growth Division (Institutional)
2006	8,812,972	0.75 to 0.98	7,743,589	1.78	0.25 to 0.75	17.32 to 17.91
2005	8,747,243	0.63 to 0.84	6,547,957	1.42	0.25 to 0.75	5.08 to 5.60
2004	8,002,873	0.60 to 0.80	5,650,473	1.06	0.25 to 0.75	4.00 to 4.52
2003	7,140,496	0.56 to 0.77	4,821,333	1.16	0.25 to 0.75	23.07 to 23.68
2002	5,658,803	0.45 to 0.62	3,043,076	0.51	0.25 to 0.75	(26.10) to (25.80)

Janus Aspen Worldwide Growth Division (Service)
2006	65,456	1.34 to 1.60	94,029	1.65	0.50 to 1.00	16.77 to 17.35
2005	58,535	1.15 to 1.36	72,298	1.30	0.50 to 1.00	4.52 to 5.04
2004	39,870	1.10 to 1.30	48,449	0.96	0.50 to 1.00	3.49 to 4.01
2003	33,772	1.06 to 1.25	40,164	0.35	0.65 to 1.15	6.13 to 24.82

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MFS® Emerging Growth Division
2006	1,575,248	$0.96 to $1.15	$1,550,475	-%	0.30% to 0.75%	7.09% to 7.57%
2005	1,571,050	0.90 to 1.07	1,449,273	-	0.30 to 0.75	8.38 to 8.86
2004	1,877,080	0.83 to 0.98	1,632,471	-	0.30 to 0.75	12.12 to 12.62
2003	1,763,956	0.74 to 0.87	1,369,714	-	0.30 to 0.75	29.25 to 29.84
2002	1,592,540	0.57 to 0.67	947,815	(0.60)	0.30 to 0.75	(34.51) to (34.06)

MFS® Investors Trust Division
2006	119,165	1.39 to 1.58	183,262	0.43	0.25 to 1.00	11.87 to 12.71
2005	109,499	1.24 to 1.40	150,490	0.54	0.25 to 1.00	6.25 to 7.05
2004	62,017	1.17 to 1.31	80,199	0.53	0.25 to 1.00	10.25 to 11.08
2003	12,348	1.06 to 1.18	14,488	-	0.65 to 1.15	6.02 to 17.95

MFS® New Discovery Division
2006	1,513,736	1.22 to 1.62	2,520,413	-	0.25 to 1.00	12.09 to 12.93
2005	1,335,883	1.09 to 1.44	1,991,389	-	0.25 to 1.00	4.20 to 4.98
2004	1,181,292	1.05 to 1.37	1,711,864	-	0.25 to 1.00	5.46 to 6.25
2003	945,351	0.99 to 1.60	1,315,522	-	0.25 to 1.15	(0.64) to 33.32
2002	893,469	1.01 to 1.20	947,590	(0.62)	0.30 to 0.75	(32.38) to (31.93)

MFS® Research Division
2006	1,634,233	1.09 to 1.26	1,945,698	0.50	0.30 to 0.75	9.65 to 10.15
2005	1,636,698	0.99 to 1.14	1,772,256	0.46	0.30 to 0.75	7.00 to 7.48
2004	1,610,689	0.93 to 1.06	1,631,879	1.07	0.30 to 0.75	14.98 to 15.50
2003	1,672,216	0.81 to 0.92	1,467,152	0.66	0.30 to 0.75	23.77 to 24.33
2002	1,687,000	0.65 to 0.74	1,191,844	(0.18)	0.30 to 0.75	(25.29) to (24.84)

MML Blend Division
2006	16,421,828	1.24 to 1.29	30,908,000	2.72	0.25 to 1.00	10.67 to 11.50
2005	17,376,028	1.11 to 1.16	29,230,819	2.74	0.25 to 1.00	3.63 to 4.41
2004	17,779,888	1.06 to 1.12	28,864,924	2.70	0.25 to 1.00	7.60 to 8.41
2003	17,782,949	0.97 to 3.40	27,011,793	2.63	0.25 to 1.15	4.34 to 18.41
2002	18,030,469	0.82 to 2.88	23,192,092	2.43	0.25 to 0.75	(12.19) to (11.75)

MML Emerging Growth Division
2006	1,599,270	0.93 to 1.17	1,458,984	-	0.25 to 1.00	4.27 to 5.05
2005	1,458,515	0.88 to 1.12	1,260,116	-	0.25 to 1.00	(0.05) to 0.69
2004	1,262,834	0.88 to 1.12	1,078,912	-	0.25 to 1.00	13.52 to 14.38
2003	835,712	0.49 to 1.40	630,875	-	0.25 to 1.15	(1.10) to 45.55
2002	422,242	0.34 to 0.53	212,711	(0.69)	0.24 to 0.75	(43.04) to (42.74)

MML Enhanced Index Core Equity Division
2006	451,854	1.40 to 1.64	711,960	1.19	0.25 to 1.00	15.01 to 15.87
2005	302,225	1.21 to 1.41	410,203	2.35 [4]	0.25 to 1.00	4.46 to 5.24
2004	90,372	1.16 to 1.34	115,465	2.20 [4]	0.25 to 1.00	9.79 to 10.61
2003	4,992	0.77 to 1.21	6,032	3.05	0.65 to 1.15	(23.30) to 21.49

MML Equity Division
2006	53,316,839	1.27 to 1.46	114,244,273	1.45	0.25 to 1.00	16.83 to 17.71
2005	53,222,971	1.08 to 1.25	98,216,064	1.95	0.25 to 1.00	2.10 to 2.87
2004	51,769,338	1.05 to 1.22	94,499,780	2.12	0.25 to 1.00	14.69 to 15.56
2003	50,182,762	0.78 to 3.80	80,954,021	1.83	0.25 to 1.15	6.43 to 27.17
2002	47,130,554	0.61 to 2.99	63,191,764	2.46	0.25 to 0.75	(20.30) to (16.33)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Equity Index Division
2006	78,249,091	$1.04 to $1.38	$122,252,472	1.71%		0.25% to 1.00%	14.39% to 15.25%
2005	82,652,676	0.90 to 1.21	117,323,992	1.60		0.25 to 1.00	3.61 to 4.39
2004	93,376,410	0.87 to 1.16	122,804,884	1.75		0.25 to 1.00	9.50 to 10.32
2003	102,659,259	0.77 to 1.82	126,991,372	1.58		0.25 to 1.15	6.23 to 27.99
2002	86,851,896	0.60 to 1.42	88,054,517	0.98		0.25 to 0.75	(23.05) to (22.48)

MML Growth Equity Division
2006	3,821,175	0.65 to 1.11	2,939,820	0.51		0.25 to 1.00	0.90 to 1.66
2005	3,396,011	0.64 to 1.10	2,573,254	0.48		0.25 to 1.00	2.85 to 3.62
2004	3,049,364	0.62 to 1.07	2,223,682	0.51		0.25 to 1.00	3.84 to 4.62
2003	2,515,462	0.54 to 1.16	1,748,960	0.02		0.25 to 1.15	3.23 to 22.59
2002	1,811,188	0.44 to 0.61	1,010,111	(0.68)		0.25 to 0.75	(28.55) to (28.20)

MML Inflation-Protected Bond Division
2006	2,384,814	1.07 to 1.18	2,759,877	3.85		0.25 to 1.00	(0.03) to 0.72
2005	2,020,990	1.07 to 1.17	2,333,227	5.02	[4]	0.25 to 1.00	0.62 to 1.37
2004	1,422,409	1.07 to 1.16	1,627,663	4.38	[4]	0.25 to 1.00	5.19 to 5.98
2003	373,385	0.79 to 1.09	404,629	2.75		0.25 to 1.15	(20.84) to 6.57
2002	27,316	1.02	27,870	1.13		0.24 to 0.55	2.91 to 2.98

MML Large Cap Value Division
2006	7,026,781	1.42 to 1.45	9,411,071	0.70		0.25 to 1.00	13.12 to 13.97
2005	6,442,457	1.25 to 1.28	7,605,314	0.75		0.25 to 1.00	8.20 to 9.01
2004	4,754,624	1.15 to 1.18	5,225,937	0.83		0.25 to 1.00	10.73 to 11.57
2003	3,592,899	0.91 to 1.25	3,550,129	0.92		0.25 to 1.15	6.62 to 29.26
2002	2,039,994	0.71 to 0.80	1,572,743	0.32		0.25 to 0.75	(16.86) to (16.44)

MML Managed Bond Division
2006	31,368,786	1.10 to 1.53	63,622,950	4.93		0.25 to 1.00	3.08 to 3.85
2005	25,537,499	1.07 to 1.42	46,543,862	4.72		0.25 to 1.00	1.34 to 2.10
2004	27,506,791	1.05 to 1.39	48,735,262	5.02		0.25 to 1.00	3.43 to 4.21
2003	22,684,553	1.02 to 3.12	34,911,266	5.14		0.25 to 1.15	1.96 to 5.33
2002	23,370,778	1.12 to 2.97	37,247,077	6.14		0.25 to 0.75	7.60 to 8.13

MML Money Market Division
2006	21,280,213	1.05 to 1.28	24,585,965	4.42		0.25 to 1.00	3.51 to 4.29
2005	27,453,620	1.01 to 1.12	30,246,574	2.66		0.25 to 1.00	1.64 to 2.40
2004	21,109,347	1.00 to 1.10	23,575,100	0.80		0.25 to 1.00	(0.21) to 0.54
2003	18,648,636	1.00 to 1.93	20,673,190	0.62		0.25 to 1.15	(0.07) to 0.37
2002	23,842,095	1.02 to 1.93	28,873,441	0.75		0.25 to 0.75	0.00 to 1.04

MML OTC 100 Division
2006	1,472,918	0.94 to 1.20	1,263,519	0.05		0.25 to 1.00	5.72 to 6.51
2005	1,567,277	0.88 to 1.14	1,270,277	0.05		0.25 to 1.00	0.29 to 1.04
2004	1,130,679	0.87 to 1.13	930,681	0.75		0.25 to 1.00	9.27 to 10.09
2003	788,629	0.74 to 1.32	592,489	-		0.25 to 1.15	(20.71) to 48.26
2002	459,805	0.50 to 0.53	232,801	(0.30)		0.25 to 0.75	(38.15) to (37.98)

MML Small Cap Equity Division
2006	8,111,367	1.27 to 1.62	12,549,453	0.41		0.25 to 1.00	9.40 to 10.22
2005	7,862,155	1.16 to 1.33	11,086,914	0.27	[4]	0.25 to 1.00	(1.20) to (0.45)
2004	7,235,130	1.18 to 1.48	10,325,472	0.18	[4]	0.25 to 1.00	15.20 to 16.06
2003	6,680,080	1.02 to 1.48	8,274,682	0.22		0.25 to 1.15	2.01 to 30.97
2002	5,016,671	0.88 to 1.13	4,818,877	(0.32)		0.25 to 0.75	(12.59) to (12.06)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Small Cap Growth Equity Division
2006	6,308,122	$1.12 to $1.38	$7,760,573	-%	0.25% to 1.00%	8.01% to 8.82%
2005	6,153,126	1.03 to 1.27	6,885,418	-	0.25 to 1.00	10.46 to 11.29
2004	3,831,352	0.92 to 1.15	4,096,525	-	0.25 to 1.00	12.13 to 12.97
2003	3,061,530	0.75 to 1.36	2,890,805	-	0.25 to 1.15	2.82 to 48.18
2002	2,167,483	0.50 to 0.68	1,364,742	(0.67)	0.25 to 0.75	(27.54) to (26.35)

MML Small Company Opportunities Division
2006	1,319,843	1.56 to 2.07	2,662,289	-	0.25 to 1.00	14.30 to 15.16
2005	729,418	1.37 to 1.80	1,279,520	- [4]	0.25 to 1.00	9.85 to 10.68
2004	438,129	1.24 to 1.63	698,905	- [4]	0.25 to 1.00	17.63 to 18.51
2003	109,419	1.06 to 1.37	146,955	10.02	0.55 to 1.15	5.64 to 37.18

Oppenheimer Balanced Division
2006	1,831,327	1.71 to 2.58	3,147,406	2.13	0.30 to 0.75	10.32 to 10.81
2005	1,842,071	1.55 to 2.33	2,866,875	1.70	0.30 to 0.75	3.11 to 3.58
2004	1,747,554	1.50 to 2.25	2,683,222	0.94	0.30 to 0.75	9.28 to 9.77
2003	1,450,163	1.30 to 2.05	2,022,633	2.60	0.30 to 0.75	24.02 to 24.58
2002	2,028,527	1.04 to 1.64	2,698,777	4.27	0.30 to 0.75	(11.15) to (10.70)

Oppenheimer Capital Appreciation Division
2006	43,466,470	0.91 to 1.24	59,766,453	0.37	0.25 to 1.00	6.88 to 7.68
2005	42,058,279	0.84 to 1.16	55,273,128	0.89	0.25 to 1.00	4.06 to 4.84
2004	39,081,354	0.80 to 1.12	50,567,724	0.31	0.25 to 1.00	5.87 to 6.67
2003	36,383,743	0.75 to 2.57	48,581,710	0.36	0.25 to 1.15	5.52 to 30.62
2002	34,490,586	0.58 to 1.97	41,041,331	0.11	0.25 to 0.75	(27.61) to (27.04)

Oppenheimer Core Bond Division
2006	8,212,158	1.13 to 1.49	11,345,570	5.22	0.25 to 1.00	4.23 to 5.02
2005	8,134,363	1.09 to 1.27	10,800,107	4.96	0.25 to 1.00	1.57 to 2.33
2004	6,791,936	1.07 to 1.39	8,865,167	4.33	0.25 to 1.00	4.44 to 5.23
2003	6,014,636	1.02 to 1.65	7,531,796	4.94	0.25 to 1.15	2.37 to 6.51
2002	8,145,220	1.11 to 1.55	10,904,980	6.76	0.25 to 0.75	8.21 to 8.75

Oppenheimer Global Securities Division
2006	34,064,983	1.48 to 1.69	77,421,284	0.98	0.25 to 1.00	16.52 to 17.40
2005	31,013,195	1.26 to 1.45	62,118,410	0.98	0.25 to 1.00	13.17 to 14.02
2004	28,410,871	1.11 to 1.28	52,392,622	1.20	0.25 to 1.00	17.98 to 18.87
2003	24,535,566	0.92 to 2.63	39,412,655	0.72	0.25 to 1.15	8.33 to 42.66
2002	27,089,663	0.64 to 1.85	36,550,942	0.09	0.25 to 0.75	(22.88) to (22.33)

Oppenheimer High Income Division
2006	7,465,740	1.22 to 1.45	11,318,681	7.33	0.25 to 1.00	8.34 to 9.15
2005	7,384,700	1.13 to 1.33	10,357,580	6.60	0.25 to 1.00	1.30 to 2.06
2004	7,975,065	1.11 to 1.30	10,973,027	5.15	0.25 to 1.00	7.88 to 8.70
2003	7,365,307	1.03 to 1.80	9,570,904	5.57	0.25 to 1.15	3.09 to 23.65
2002	8,823,194	0.94 to 1.46	10,924,408	9.48	0.25 to 0.75	(3.15) to (2.64)

Oppenheimer International Growth Division
2006	7,525,936	1.57 to 1.82	12,380,173	0.57	0.25 to 1.00	29.49 to 30.46
2005	5,711,747	1.20 to 1.40	7,318,788	0.78	0.25 to 1.00	12.93 to 13.78
2004	4,567,593	1.06 to 1.24	5,192,020	1.32	0.25 to 1.00	16.68 to 17.56
2003	3,228,425	0.84 to 1.53	3,214,648	1.24	0.25 to 1.15	(10.14) to 52.91
2002	2,237,278	0.56 to 0.81	1,569,562	(0.03)	0.25 to 0.75	(29.26) to (28.81)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Main Street Division
2006	16,475,498	$1.10 to $1.37	$20,492,507	1.11%	0.25% to 1.00%	13.88% to 14.74%
2005	16,034,852	0.96 to 1.20	17,750,200	1.31	0.25 to 1.00	4.92 to 5.71
2004	14,935,472	0.91 to 1.14	15,778,180	0.81	0.25 to 1.00	8.37 to 9.19
2003	13,329,573	0.82 to 2.30	13,301,053	0.89	0.25 to 1.15	5.64 to 26.40
2002	15,280,533	0.65 to 1.82	16,175,461	0.35	0.25 to 0.75	(19.55) to (19.00)

Oppenheimer Main Street® Small Cap Division
2006	2,360,279	2.27 to 2.33	5,396,830	0.15	0.30 to 0.75	14.14 to 14.65
2005	2,183,856	1.99 to 2.03	4,370,534	-	0.30 to 0.75	9.10 to 9.59
2004	1,635,315	1.83 to 1.85	3,003,142	-	0.30 to 0.75	18.53 to 19.06
2003	1,102,442	1.53 to 1.55	1,701,236	-	0.30 to 0.75	43.28 to 43.93
2002	4,105,545	1.07 to 1.08	4,429,243	(0.39)	0.30 to 0.75	(16.50) to (16.05)

Oppenheimer MidCap Division
2006	28,853,806	0.66 to 1.34	43,449,488	-	0.25 to 1.00	1.93 to 2.70
2005	28,710,006	0.65 to 1.31	43,167,129	-	0.25 to 1.00	11.21 to 12.05
2004	27,147,269	0.58 to 1.18	37,035,548	-	0.25 to 1.00	18.59 to 19.48
2003	25,274,835	0.48 to 1.83	29,720,811	-	0.25 to 1.15	(0.52) to 25.28
2002	26,992,018	0.39 to 1.47	27,764,548	0.22	0.25 to 0.75	(28.54) to (27.97)

Oppenheimer Money Division
2006	9,790,601	1.28 to 1.49	12,158,686	4.60	0.30 to 0.75	3.94 to 4.40
2005	9,470,144	1.23 to 1.43	11,291,985	2.74	0.30 to 0.75	2.10 to 2.55
2004	21,261,523	1.21 to 1.39	24,941,893	0.97	0.30 to 0.75	0.23 to 0.68
2003	24,329,314	1.14 to 1.38	29,446,943	0.80	0.30 to 0.75	0.04 to 0.49
2002	35,027,179	1.13 to 1.37	44,477,532	0.97	0.30 to 0.75	0.00 to 72.00

Oppenheimer Strategic Bond Division
2006	8,108,787	1.20 to 1.64	13,064,971	4.02	0.25 to 1.00	6.42 to 7.22
2005	6,990,197	1.13 to 1.50	10,636,966	4.19	0.25 to 1.00	1.65 to 2.41
2004	5,791,920	1.11 to 1.46	8,791,997	4.72	0.25 to 1.00	7.59 to 8.40
2003	5,139,985	1.03 to 1.83	7,480,486	5.60	0.25 to 1.15	3.13 to 17.78
2002	4,889,280	1.10 to 1.56	6,407,010	8.10	0.25 to 0.75	6.64 to 7.18

Panorama Growth Division
2006	1,508,441	1.00 to 1.03	1,541,572	1.20	0.60 to 0.75	13.82 to 13.99
2005	1,454,955	0.88 to 0.90	1,305,890	1.61	0.60 to 0.75	5.62 to 5.78
2004	1,394,609	0.83 to 0.85	1,188,894	1.02	0.60 to 0.75	8.38 to 8.54
2003	1,514,397	0.76 to 0.79	1,190,482	1.12	0.60 to 0.75	25.86 to 26.05
2002	1,628,442	0.61 to 0.63	1,014,436	0.21	0.60 to 0.75	(19.72) to (19.57)

Panorama Total Return Division
2006	1,033,270	1.15 to 1.23	1,267,312	2.31	0.60 to 0.75	10.87 to 11.03
2005	883,033	1.04 to 1.11	976,855	2.71	0.60 to 0.75	4.00 to 4.15
2004	1,075,988	0.99 to 1.06	1,144,611	1.99	0.60 to 0.75	8.65 to 8.81
2003	1,101,152	0.91 to 0.98	1,078,249	3.34	0.60 to 0.75	20.19 to 20.37
2002	1,446,958	0.76 to 0.81	1,159,819	2.60	0.60 to 0.75	(15.20) to (15.05)

T. Rowe Price Blue Chip Growth Division
2006	2,146,683	1.30 to 1.51	3,169,404	0.34	0.25 to 1.00	8.58 to 9.39
2005	1,592,328	1.20 to 1.38	2,160,104	0.14	0.25 to 1.00	4.89 to 5.67
2004	806,923	1.14 to 1.31	1,039,044	0.85	0.25 to 1.00	7.60 to 8.41
2003	280,707	1.06 to 1.21	335,792	0.31	0.55 to 1.15	6.17 to 20.61

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

T. Rowe Price Equity Income Division
2006	4,339,821	$1.48 to $1.73	$7,353,035	1.65%	0.25% to 1.00%	17.79% to 18.67%
2005	3,234,003	1.26 to 1.46	4,635,938	1.75	0.25 to 1.00	2.89 to 3.66
2004	1,449,917	1.22 to 1.41	2,014,809	1.88	0.25 to 1.00	13.78 to 14.63
2003	406,804	1.08 to 1.23	496,163	1.57	0.25 to 1.15	7.63 to 22.71

T. Rowe Price Limited-Term Bond Division
2006	247,154	1.34	331,447	3.97	0.60	3.45
2005	314,012	1.30	407,067	3.56	0.60	1.14
2004	236,250	1.28	302,805	3.28	0.60	0.50
2003	231,241	1.28	294,914	3.97	0.60	3.66
2002	122,868	1.23	151,171	4.33	0.60	4.82

T. Rowe Price Mid-Cap Growth Division
2006	23,841,172	1.46 to 2.14	40,950,385	-	0.25 to 1.00	5.58 to 6.37
2005	24,195,582	1.38 to 1.46	39,403,524	-	0.25 to 1.00	13.60 to 14.45
2004	23,243,032	1.22 to 1.27	33,394,627	-	0.25 to 1.00	17.17 to 18.05
2003	20,748,660	1.01 to 1.55	25,715,635	-	0.25 to 1.15	3.93 to 38.21
2002	15,780,021	0.73 to 1.12	14,304,655	(0.56)	0.25 to 0.75	(22.00) to (21.45)

T. Rowe Price New America Growth Division
2006	1,402,287	0.96 to 1.16	1,379,218	0.05	0.30 to 0.75	6.53 to 7.01
2005	1,341,066	0.90 to 1.09	1,237,855	-	0.30 to 0.75	3.69 to 4.16
2004	1,034,953	0.87 to 1.04	920,851	0.06	0.30 to 0.75	10.06 to 10.55
2003	772,165	0.79 to 0.94	627,164	-	0.30 to 0.75	34.10 to 34.70
2002	708,570	0.59 to 0.70	430,066	(0.68)	0.30 to 0.75	(29.06) to (28.61)

Templeton Foreign Securities Division
2006	6,650,703	1.45 to 1.64	9,687,757	1.27	0.25 to 1.00	20.24 to 21.14
2005	5,016,877	1.20 to 1.37	6,049,274	1.18	0.25 to 1.00	9.07 to 9.89
2004	3,916,257	1.09 to 1.25	4,303,349	1.03	0.25 to 1.00	17.35 to 18.23
2003	2,919,234	0.91 to 1.32	2,719,055	1.69	0.25 to 1.15	6.75 to 32.05
2002	1,882,949	0.69 to 0.74	1,329,541	0.91	0.25 to 0.75	(19.17) to (18.76)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]

In 2006, Separate Account I restated its previously reported investment income ratio for 2005 and 2004. This restatement has no impact on the Divisions’ previously reported net assets, net asset value per share or total return. See Note 2 to the financial statements.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

B.	Separate Account I assesses “current” charges associated with the policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through the redemption of units.

Face Amount Charge	$0.00 - $0.41 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Annual Rate: 0.25% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

Loan Interest Rate Expense Charge	0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Rider Charges:
The rider charges do not apply to all segments within Separate Account I These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.06591- $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.01 to $0.266 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit amount $0.009 to $0.149 per $1 of specified premium

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.01 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.01 to $0.26 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2006 and 2005, and the related statutory statements of income, changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2006. In our opinion, the Company’s financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006, on the basis of statutory accounting practices as described in Note 2.

We also have examined, in accordance with the attestation standards established by the American Institute of Certified Public Accountants (United States) and the auditing standards of the Public Company Accounting Oversight Board (United States), the effectiveness of the Company’s internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 23, 2007 expressed an unqualified opinion on management’s assessment of, and the effective operation of, internal control over financial reporting.

/s/ KPMG LLP

February 23, 2007

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2006	2005
	(In Millions)
Assets:

Bonds	$40,333	$37,263
Preferred stocks	255	132
Common stocks – subsidiaries and affiliates	3,177	2,992
Common stocks – unaffiliated	1,145	961
Mortgage loans on real estate	10,007	8,556
Contract loans	7,799	7,284
Real estate	1,265	1,298
Partnerships and limited liability companies	3,776	2,635
Derivatives and other invested assets	987	1,275
Cash, cash equivalents and short-term investments	656	3,884

Total invested assets	69,400	66,280

Investment income due and accrued	670	668
Other than invested assets	1,311	1,171

Total assets excluding separate accounts	71,381	68,119

Separate account assets	37,840	32,575

Total assets	$109,221	$100,694

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2006	2005
	(In Millions)
Liabilities:

Policyholders’ reserves	$54,804	$52,896
Liabilities for deposit-type contracts	3,586	4,339
Contract claims and other benefits	241	258
Policyholders’ dividends	1,245	1,172
General expenses due or accrued	730	595
Federal income taxes	125	69
Asset valuation reserve	1,694	1,466
Reverse repurchase agreements	1,183	244
Other liabilities	873	1,063

Total liabilities excluding separate accounts	64,481	62,102

Separate account liabilities	37,713	31,904

Total liabilities	102,194	94,006

Surplus	7,027	6,688

Total liabilities and surplus	$109,221	$100,694

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Revenue:

Premium income	$12,484	$11,854	$12,500
Net investment income	4,155	4,022	3,838
Fees and other income	388	343	311

Total revenue	17,027	16,219	16,649

Benefits and expenses:

Policyholders’ benefits, payments and interest on deposit-type contracts	10,187	9,531	7,795
Change in policyholders’ reserves	3,494	3,498	5,827
General insurance expenses	1,090	914	1,112
Commissions	513	488	520
State taxes, licenses and fees	112	111	107

Total benefits and expenses	15,396	14,542	15,361

Net gain from operations before dividends and federal income taxes	1,631	1,677	1,288

Dividends to policyholders	1,226	1,155	996

Net gain from operations before federal income taxes	405	522	292

Federal income tax (benefit) expense	(50)	73	132

Net gain from operations	455	449	160

Net realized capital gains (after tax expense of $77 million, $58 million and $30 million and transfers of net loss to the interest maintenance reserve of $(76) million, $(168) million and $(28) million, respectively)	248	214	137

Net income	$703	$663	$297

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)

Surplus, beginning of year	$6,688	$6,291	$6,282

Increase due to:
Net income	703	663	297
Change in net unrealized capital gains	84	209	120
Change in net unrealized foreign exchange capital gains	4	84	39
Change in asset valuation reserve	(228)	(326)	(252)
Change in non-admitted assets	(136)	(193)	(246)
Change in reserve valuation basis	—	11	6
Change in net deferred income taxes	(42)	29	59
Prior period disability reserve adjustment	—	(61)	—
Other prior period adjustments	(46)	(15)	(5)
Other	—	(4)	(9)

Net increase	339	397	9

Surplus, end of year	$7,027	$6,688	$6,291

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Cash from operations:
Premium and other income collected	$12,871	$12,180	$12,871
Net investment income	3,881	3,828	3,890
Benefit payments	(10,023)	(9,303)	(7,630)
Net transfers to separate accounts	(1,672)	(1,458)	(3,327)
Commissions and other expenses	(1,549)	(1,510)	(1,770)
Dividends paid to policyholders	(1,153)	(999)	(1,100)
Federal and foreign income taxes recovered (paid)	6	(340)	85

Net cash from operations	2,361	2,398	3,019

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	14,374	21,679	11,699
Common stocks – unaffiliated	1,188	747	539
Mortgage loans on real estate	2,094	2,743	1,978
Real estate	157	240	703
Other	1,362	595	802

	19,175	26,004	15,721

Cost of investments acquired:
Bonds	(17,151)	(20,313)	(17,421)
Common stocks - unaffiliated	(1,161)	(621)	(591)
Mortgage loans on real estate	(3,556)	(2,459)	(3,159)
Real estate	(154)	(4)	(302)
Other	(2,290)	(2,141)	(1,180)

	(24,312)	(25,538)	(22,653)
Net increase in contract loans	(514)	(373)	(348)

Net cash from investments	(5,651)	93	(7,280)

Cash from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(1,006)	(771)	994
Reverse repurchase agreements	939	192	(136)
Other cash provided (applied)	129	(324)	(836)

Net cash provided (applied) from financing and other sources	62	(903)	22

Net change in cash, cash equivalents and short-term investments	(3,228)	1,588	(4,239)
Cash, cash equivalents and short-term investments, beginning of year	3,884	2,296	6,535

Cash, cash equivalents and short-term investments, end of year	$656	$3,884	$2,296

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, structured settlement annuities, retirement and savings products, investment management, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and variable interest entities where the company is the primary beneficiary and certain controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in surplus, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance; (i) reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”) as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

record this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses, minimum pension liability, and foreign currency translations as other comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately; and (o) certain group annuity and universal life contracts which do not pass through all investment gains to contract holders are maintained in the separate accounts, whereas GAAP reports these contracts in the general account assets and liabilities of the Company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, the liability for future policyholders’ reserves and deposit-type contracts, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, other-than-temporary impairments and the liability for taxes. Future events including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

During 2006, the Company recorded a net pretax decrease to surplus of approximately $103 million attributable to corrections of prior year errors. The Company recorded $46 million through other prior period adjustments, a component of changes in surplus, $41 million through the change in non-admitted assets, and $16 million through the change in net unrealized capital gains. The $16 million decrease was attributable to a pricing error that resulted in an overstatement in the carrying value of common stock and surplus as of December 31, 2005.

Other prior period adjustments of $46 million includes $18 million attributable to the establishment of a liability for postemployment benefits for home office employee severance plans and $18 million attributable to the correction in non-traditional life insurance reserves related to errors in a prior year mortality study and mortality factors.

In 2006, the Company recorded tax corrections which decreased surplus by $48 million, of which $41 million was recorded through surplus as a change in non-admitted assets, and $7 million was recorded through other prior period adjustments. In 2002 and 2003, the Company had incorrectly recorded its net deferred tax asset and federal income tax

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

liability. The correction of these items to the net deferred tax asset in 2006 was non-admitted. These errors relate to the reporting of tax settlements with the federal government and the adjustment to taxes following the submission of the Company’s 2001 federal income tax return.

During 2005, the Company implemented a new disability income active life reserve system. As a result, the Company recorded a prior period disability reserve adjustment increasing the active life reserves by $52 million and disabled life reserves by $9 million, and these increases were recorded as a charge to surplus. These adjustments for both years complied with Statutory Statement of Accounting Principles (“SSAP”) No. 3 “Accounting Changes and Corrections of Errors.”

During 2006, the Company reclassified custodial receipt investments of $906 million from cash, cash equivalents and short-term investments to bonds in its Statutory Statements of Financial Position. Additionally, the reclassification was recorded as bonds acquired in the Statutory Statements of Cash Flows. The reclassification was made after the NAIC Securities Valuation Office (“SVO”) designated the custodial receipts as long-term bonds. The associated net investment income is now reported as long-term bond income. This change had no impact on net income. The December 31, 2005 custodial receipt investments’ balances totaling $868 million was not reclassified. If these balances were reclassified, the December 31, 2005 cash, cash equivalents and short-term investments’ and bonds’ balances would have been $3,016 million and $38,131 million, respectively.

Certain 2005 balances have been reclassified to conform to the current year presentation.

c.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability to hold the investment until anticipated recovery of the cost of the investment. The Company conducts a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without readily ascertainable market value, the Company has determined an estimated fair value using broker-dealer quotations or managements’ pricing model.

As of December 31, 2006 and 2005, the Company had a carrying value of $145 million and $22 million, respectively, in preferred stocks for which the transfer of ownership was restricted by contractual requirements.

e.	Common stocks – subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, including MassMutual Holding LLC (“MMHLLC”) and C.M. Life Insurance Company (“C.M. Life”), are accounted for using the equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying GAAP net equity, adjusted for certain non-

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

admitted assets. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Surplus. Dividend distributions by MMHLLC are recorded in net investment income. Dividend distributions to the Company are limited to MassMutual’s equity in MMHLLC.

f.	Common stocks – unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in surplus. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. The Company conducts a quarterly management review of all common stock issuers including those not-in-good standing or valued below 70% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

g.	Mortgage loans on real estate

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original mortgage loan agreement or modified mortgage loan agreement.

h.	Contract loans

Contract loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, contract loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were approximately $1 million as of December 31, 2006 and 2005, which were non-admitted. The majority of contract loans are variable rate loans adjusted annually. The carrying value for contract loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on contract loans more than 90 days past due is included in the unpaid balance of the contract loan.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held-for-sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held-for-sale is not depreciated. Adjustments to the carrying value of real estate held-for-sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. Impairments are recognized as realized capital losses.

k.	Derivatives and other invested assets

Other investments consist of investments in derivative financial instruments and other miscellaneous investments.

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instrument is unavailable. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Repurchase agreements and investments in money market mutual funds are classified as short-term investments.

The Company has entered into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the statutory financial statements as a short-term investment. The underlying securities are not recorded as investments owned by the Company. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

m.	Securities lending

The Company participates in a fee-based securities lending program whereby certain securities are loaned to third-party brokers. The Company retains control over loaned securities, which remain assets of the Company and are not removed from the accounting records. The Company has the ability to sell the securities while on loan. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income.

The Company’s policy requires a minimum of 102% of the market value of the loaned securities to be separately held at third party institutions as collateral for the loans; however, the Company does not record or have use of the collateral. Collateral may include treasury securities, agency bonds, mortgage-backed securities and investment grade corporate securities. The Company has the right to terminate the program at any time without penalty.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

n.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) contract loan interest due and accrued in excess of the cash surrender value of the underlying contract.

o.	Other than invested assets

Other than invested assets primarily includes deferred taxes, fixed assets, goodwill, outstanding premium, and reinsurance recoverables.

Fixed assets are included in other than invested assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most unamortized software and office equipment are non-admitted assets.

Goodwill, which consists of a management contract assumed when the ownership of an affiliate was transferred to the Company in 2006, was $9 million, net of accumulated amortization of $2 million, as of December 31, 2006. The goodwill will be amortized to unrealized capital losses through 2009. In those instances when goodwill results from the purchase of a subsidiary, it shall be amortized to unrealized capital losses over the period in which the acquiring entity benefits economically, not to exceed 10 years.

p.	Non-admitted assets

Assets designated as non-admitted by the NAIC include furniture, certain equipment, unamortized software, the amount of the deferred tax asset that will not be realized by the end of the next calendar year, the prepaid pension plan asset, the interest maintenance reserve in a net asset position, certain investments in partnerships for which audits are not performed, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position.

q.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual and group variable annuity, variable life, and other insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported as a component of net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded as a component of net income.

The Company may transfer investments from the general account to seed separate investment accounts. Investments transferred to separate accounts are transferred at their fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Realized capital losses associated with these transfers are recognized immediately.

r.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Disability income policy reserves are generally calculated using the two year preliminary term, net level premium and fixed net premium methods, and using the 1964 Commissioner Disability Table and the 1985 Commissioner Individual Disability Table A morbidity tables with assumed interest rates.

Disabled life claim reserves are calculated using an actuarially accepted methodology and the 1964 Commissioner Disability Table, 1985 Commissioner Individual Disability Table A, and 2001 Commissioner Individual Disability Table C morbidity tables.

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $324,110 million and $299,843 million as of December 31, 2006 and 2005, respectively. Of this total, the Company had $37,083 million and $27,595 million of life insurance in force as of December 31, 2006 and 2005, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated by pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death, accumulation and income benefits. The liabilities for guaranteed minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), and guaranteed minimum income benefits (“GMIB”) are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

A GMAB is a living benefit that provides the contract holder with a guaranteed minimum contract value at a specified time after its inception. If the account value is below that guarantee at the end of the specified period, it is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are 10 and 20 years. The 10 year variant may be reset annually after an initial two year period; resetting the benefit restarts the 10 year waiting period. In general, the GMAB requires a guaranteed term selection and adherence to limitations required by an approved asset allocation strategy.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A GMIB is a living benefit that provides the contract holder with a guaranteed minimum annuitization value. The GMIB would be beneficial to the contract holder if the contract holder’s account value is lower than the GMIB value at the time of annuitization.

The Company’s annuity and variable universal life GMDB, GMAB, and GMIB reserves are calculated in accordance with actuarial guidelines.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Reserves for funding agreements, dividend accumulations, premium deposit funds and investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

t.	Policyholders’ dividends

The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death, or surrender.

u.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

v.	Reverse repurchase agreements

The Company has entered into reverse repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Reverse repurchase agreements are accounted for as collateralized borrowings, with the proceeds from the sale of the securities recorded as a liability and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is classified as net investment income on the Statutory Statements of Income.

The Company provides collateral as dictated by the reverse repurchase agreement to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

w.	Other liabilities

Other liabilities primarily include liabilities related to collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

x.	Surplus

Surplus of the Company is reported to regulatory authorities and is intended to protect policyholders against possible adverse experience.

y.	Participating contracts

Participating contracts issued by the Company represented approximately 67% and 65% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2006 and 2005, respectively.

z.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

bb.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2005, the National Association of Insurance Commissioners (“NAIC”) issued Statement of Statutory Accounting Principles (“SSAP”) No. 90 “Accounting for the Impairment or Disposal of Real Estate Investments, and Discontinued Operations” with an effective date of January 1, 2006. SSAP No. 90 establishes statutory accounting principles for the impairment or disposal of real estate investments and the treatment of long-lived assets associated with discontinued operations including non-admitted intangible assets other than goodwill. It also establishes statutory accounting principles for properties held for sale. Those properties shall be carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Depreciation is not recognized on held for sale properties. An impairment loss shall be recognized if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Adoption of this statement did not result in a material impact to the Company’s financial condition or results of operations.

In June 2005, the NAIC issued SSAP No. 93 “Accounting for Low Income Housing Tax Credit Property Investments” with an effective date of January 1, 2006. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (“LIHTC”) properties. State sponsored LIHTC programs that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies.” The Company recorded a charge to surplus, through other, a component of changes in surplus, of $20 million to convert the LIHTC investment book values from the equity method to the amortized cost method and a related deferred tax asset of $7 million resulting in a $13 million cumulative effect adjustment after tax. Due to the non-admission of certain deferred tax assets under SSAP No. 10 “Income Taxes”, the deferred tax asset of $7 million was non-admitted resulting in a $20 million overall reduction to surplus.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In June 2006, the NAIC issued SSAP No. 94 “Accounting for Transferable State Tax Credits” with an effective date of December 31, 2006. SSAP No. 94 establishes statutory accounting principles for transferable state tax credits that are consistent with the Statutory Accounting Principles Statement of Concepts and Statutory Hierarchy. Transferable state tax credits held by reporting entities meet the definition of assets as specified in SSAP No. 4 “Assets and Nonadmitted Assets” and will be admissible assets to the extent the tax credits comply with the requirements of this statement. Adoption of this statement occurred in the fourth quarter of 2006 and did not result in a material impact to the Company’s financial condition or results of operations.

b.	Future adoption of accounting standards

In September 2006, the NAIC issued SSAP No. 95 “Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28 – Nonmonetary Transactions” with an effective date of January 1, 2007. SSAP No. 95 establishes statutory accounting principles for nonmonetary transactions. Specific statutory requirements for certain types of nonmonetary transactions are addressed in other statements. Accounting for nonmonetary transactions shall generally be based on the fair values of the assets (or services) involved. Consequently, this statement adopts FAS No. 153 “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29.” The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

In December 2006, the NAIC issued SSAP No. 96 “Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties” with an effective date of January 1, 2007. This statement establishes a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. In addition, this statement establishes an aging threshold for admission of receivables associated with transactions for services provided to related parties outstanding as of the reporting date. SSAP No. 96 requires that transactions between related parties be in writing and that written agreements provide for the timely settlement of amounts owed, with a specific due date. Amounts outstanding greater than 90 days from the due date would be non-admitted. The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

		December 31, 2006
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$4,627	$223	$11	$4,839
States, territories and possessions	33	—	1	32
Political subdivisions of states, territories and possessions	101	21	—	122
Special revenue	5,205	57	44	5,218
Public utilities	1,420	44	19	1,445
Industrial and miscellaneous	26,637	625	255	27,007
Credit tenant loans	206	12	—	218
Parent, subsidiaries and affiliates	2,104	4	106	2,002

	$40,333	$986	$436	$40,883

		December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$7,119	$489	$18	$7,590
States, territories and possessions	34	—	—	34
Political subdivisions of states, territories and possessions	65	23	—	88
Special revenue	3,309	36	39	3,306
Public utilities	1,393	64	10	1,447
Industrial and miscellaneous	23,779	625	184	24,220
Credit tenant loans	233	15	—	248
Parent, subsidiaries and affiliates	1,331	3	3	1,331

	$37,263	$1,255	$254	$38,264

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

NAIC Class	Equivalent Rating Agency Designation	December 31,
		2006		2005
		Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$27,358	68%	$24,773	66%
2	Baa	9,464	24	8,954	24
3	Ba	1,688	4	1,610	4
4	B	1,375	3	1,445	4
5	Caa and lower	252	1	266	1
6	In or near default	196	—	215	1

	Total	$40,333	100%	$37,263	100%

The following table summarizes the carrying value and fair value of bonds as of December 31, 2006 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$977	$981
Due after one year through five years	8,529	8,658
Due after five years through 10 years	10,666	10,803
Due after 10 years	20,161	20,441

	$40,333	$40,883

The proceeds from sales, gross realized capital gain and loss activity on sales and other-than-temporary impairments on bonds were as follows:

	Years ended December 31,
	2006	2005	2004
	(In Millions)
Proceeds from sales	$6,747	$12,762	$3,700
Gross realized capital gains on sales	90	105	84
Gross realized capital losses on sales	87	80	52
Impairment losses	32	58	62

Portions of the interest related realized capital gains and losses were deferred into the IMR.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a systematic methodology to evaluate declines in fair value below book value. The methodology to evaluate declines in fair value utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines is evaluated in a disciplined manner. The book values of investments are written down to fair value when a decline in value is considered to be other-than-temporary.

As of December 31, 2006 and 2005, the Company had $13 million and $57 million, respectively, of unrealized losses recorded as a reduction to its carrying value of bonds. These unrealized losses include both NAIC 6 rated bonds recorded as changes in net unrealized capital gains and foreign currency fluctuations recorded as changes in net unrealized foreign exchange capital gains on the Statutory Statements of Changes in Surplus. The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2006 and 2005.

	December 31, 2006
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$574	$3	53	$228	$8	153
States, territories and possessions	—	—	—	30	1	2
Political subdivisions of states, territories and possessions	—	—	—	2	—	1
Special revenue	1,544	14	41	1,001	29	107
Public utilities	164	2	34	494	18	65
Industrial and miscellaneous	4,422	58	586	6,064	213	560
Credit tenant loans	35	—	3	22	—	3
Parent, subsidiaries and affiliates	118	102	7	82	1	4

	$6,857	$179	724	$7,923	$270	895

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2006 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments amounted to $29 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies. For U.S. governments, $8 million was in an unrealized loss position for a period of 12 months or more. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. government and cannot be settled for less than par at maturity.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2006 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $231 million was in an unrealized loss position for a period of 12 months or more.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2006.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$1,044	$16	161	$57	$2	36
States, territories and possessions	28	—	2	4	—	1
Political subdivisions of states, territories and possessions	2	—	1	1	—	1
Special revenue	2,149	32	87	284	7	44
Public utilities	418	7	62	98	4	20
Industrial and miscellaneous	7,196	167	759	1,790	73	228
Credit tenant loans	1	—	1	35	—	1
Parent, subsidiaries and affiliates	41	1	2	48	2	2

	$10,879	$223	1,075	$2,317	$88	333

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2005 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments amounted to $7 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies. For U.S. governments, $2 million was in an unrealized loss position for a period of 12 months or more. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. government and cannot be settled for less than par at maturity.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2005 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $77 million was in an unrealized loss position for a period of 12 months or more.

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2005.

For the year ended December 31, 2006, the Company had one wash sale transaction of an NAIC 3 rated bond with a book value of $1 million. The cost of the repurchased security and the gain on the transaction were less than $1 million.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Common stocks - unaffiliated

The cost and carrying value of common stocks were as follows:

	December 31,
	2006	2005
	(In Millions)
Cost	$848	$697
Gross unrealized gains	320	299
Gross unrealized losses	(23)	(35)

Carrying value	$1,145	$961

The gain and loss activity of common stocks, were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$224	$160	$138
Gross realized capital losses on sales	33	14	12
Impairment losses	8	18	9

As of December 31, 2006, investments in common stock in an unrealized loss position included holdings with a fair value of $71 million in 202 issuers. These holdings were in an unrealized loss position of $23 million, $8 million of which were in an unrealized loss position more than 12 months. As of December 31, 2005, investments in common stock with an unrealized loss position included holdings with a fair value of $139 million in 215 issuers. These holdings were in an unrealized loss position of $33 million, $16 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2006 and 2005.

As of December 31, 2006 and 2005, the Company had a carrying value of $309 million and $210 million, respectively, in common stocks for which the transfer of ownership was restricted by contractual requirements.

c.	Mortgage loans on real estate

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $10,007 million and $8,556 million, net of valuation allowances of $22 million and $5 million as of December 31, 2006 and 2005, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. On occasion, the Company advances funds for the payment of items such as real estate taxes, legal bills, and MAI appraisals to protect collateral. Typically, advances are made on problem loans for which

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party that were not included in the mortgage loan carrying value total were less than $1 million as of December 31, 2006 and 2005.

As of December 31, 2006, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2007	$341
2008	536
2009	644
2010	769
2011	979
Thereafter	4,403

Commercial mortgage loans	7,672
Residential mortgage loan pools	2,335

Total mortgage loans	$10,007

As of December 31, 2006 and 2005, the lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2006			December 31, 2005
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgages	3.9%	10.4%	6.3%	3.9%	14.7%	6.5%
Residential mortgage loan pools	4.1%	13.1%	6.9%	4.1%	14.1%	7.1%
Mezzanine mortgages	8.0%	20.0%	12.9%	7.0%	20.0%	11.5%

During the years ended December 31, 2006 and 2005, mortgage loan lending rates, including fixed and variable, on new issues were:

	2006		2005
	Low	High	Low	High
Commercial mortgages	5.3%	9.9%	4.7%	8.0%
Residential mortgage loan pools	5.9%	7.5%	6.5%	7.3%
Mezzanine mortgages	9.0%	18.0%	7.0%	20.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 86.3% and 92.0% as of December 31, 2006 and 2005, respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98.6% and 98.0% as of December 31, 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized investment gains	$26	$65	$—
Gross realized investment losses	5	2	1
Impairment losses	—	—	3

As of December 31, 2006 and 2005, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2006 and 2005.

The balance in the valuation allowance as of December 31, 2006 and 2005 was $22 million and $5 million, respectively. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

Impaired mortgage loans consisted of the following:

	December 31,
	2006	2005
	(In Millions)
Impaired mortgage loans with valuation allowance	$22	$13
Less valuation allowances on impaired loans	(22)	(5)

Net carrying value of impaired mortgage loans	$—	$8

The average recorded investment in impaired loans was $21 million, $13 million and $93 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was $2 million, less than $1 million, and $5 million for the years ended December 31, 2006, 2005, and 2004, respectively.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2006. Mortgage loans with a carrying value of $13 million had interest of $1 million that was more than 180 days past due as of December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of mortgage loans was as follows:

	December 31,
	2006	2005
	(In Millions)
California	$1,803	$1,419
Massachusetts	650	471
Texas	620	397
Illinois	393	265
New York	363	313
Washington	316	267
All other states and countries	3,527	3,370

Total commercial mortgage loans	7,672	6,502
Residential mortgage loan pools	2,335	2,054

Total mortgage loans	$10,007	$8,556

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools and there is no material negative impact to surplus based on the geographical concentrations for the years ended December 31, 2006 and 2005.

d.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2006	2005
	(In Millions)
Held for the production of income	$1,904	$1,870
Accumulated depreciation	(600)	(602)
Encumbrances	(287)	(180)

Held for the production of income, net	1,017	1,088

Held-for-sale	169	158
Accumulated depreciation	(62)	(88)

Held-for-sale, net	107	70

Occupied by the Company	210	201
Accumulated depreciation	(69)	(61)

Occupied by the Company, net	141	140

Total real estate	$1,265	$1,298

The carrying value of non-income producing real estate, consisting primarily of land, was $14 million and $13 million as of December 31, 2006 and 2005, respectively. One non-income producing real estate property with a carrying value of less than $1 million was under development as of December 31, 2006 and 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Depreciation expense on real estate was $85 million, $93 million and $103 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The gain and loss activity of real estate investments was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$92	$158	$146
Gross realized capital losses on sales	36	7	21
Impairment losses	—	9	2

In 2005, the Company sold real estate with a fair value of $225 million into a real estate separate account offered to contract holders and recognized a gain of $117 million related to this sale.

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held-for-sale. Properties acquired through foreclosure are automatically classified as held-for-sale.

As of December 31, 2005, the Company had ten properties classified as held-for-sale, which included, five offices, one of which was an office occupied by the Company, two retail centers, a hotel, a single family residence, and land.

During 2005, the office occupied by the Company (“Old Office”) was classified as held-for-sale after management decided to relocate some of its operations. During 2006, transition of operations from the Old Office to a new office was completed and the Company realized a loss of $1 million on disposition of the Old Office.

Of the remaining nine properties classified as held for sale at December 31, 2005, four offices were sold for a net gain of $7 million. Two properties, a hotel and single family residence, were sold for a net gain of less than $1 million. A retail center was reclassified from held-for-sale to held for the production of income due to anticipated increases in occupancy. Two of the properties classified as held-for-sale at December 31, 2005, a retail center and land, remained classified as held for sale at December 31, 2006.

During 2006, eleven single family residences were acquired as part of an employee relocation program and subsequently classified as held-for-sale. Of these properties, eight were sold during 2006 for a net loss of less than $1 million.

Also during 2006, three offices, a hotel, an apartment complex, a condo complex and an industrial building acquired in previous years were classified as held-for sale. Of these seven properties, two were sold, the hotel and apartment, for a net gain of $43 million. As of December 31, 2006, the Company held ten properties classified as held-for-sale.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Cornerstone Property Fund

In 2004 the Company transferred real estate with a fair value of $533 million into a real estate separate account, Cornerstone Property Fund, offered to contract holders. As of December 31, 2005, the Company had a deferred gain of $152 million related to this transfer.

In 2006, the assets and liabilities of the real estate separate account were transferred to two new partnerships, Cornerstone Holding LP and Cornerstone Patriot Non-REIT Holding LP (the “new partnerships”), which are included in partnerships and LLCs in the Statement of Financial Position. At the time of the transfer, all risks and rewards of the real estate separate account were effectively transferred to the new partnerships. This non-cash transfer effectively transferred the Company’s investment in the real estate separate account into these partnership interests. At the time of the transfer, all of the deferred gains were offset against the market value of the properties thereby bringing the Company’s investment in the new partnerships back to the Company’s historical cost of $398 million. The Company did not record a gain or loss associated with this transfer. For the portion of the new partnerships owned by outside investors, the Company recorded a surrender of their group annuity contracts and an offsetting change in reserves to effect the movement of the outside investors’ interests from the separate account to the new partnerships.

Of the real estate investments transferred into the new partnerships, the Company retained legal title to five of the properties (the “specified properties”) with an approximate market value of $315 million. With regard to these specified properties, the Company and the new partnerships also entered into a Total Return and Property Use Contribution Agreement (“TRAPUA”). The TRAPUA conveyed full economic ownership of these properties to the new partnerships. The new partnerships are entitled to, and receive directly, all money and items flowing from the specified properties including the proceeds from the sale of said properties. The new partnerships also pay all operating expenses, debt service and capital expenditures for the specified properties. The new partnerships indemnify the Company and any of its affiliates against, and agree to hold the Company harmless from any and all losses in connection with the specified properties. As the Company retained legal title to the specified properties, the Company remains primarily liable for obligations that may arise related to these specified properties in the event the new partnerships cannot meet their obligations under the TRAPUA. The Company records these specified properties at a nominal value as real estate. In substance, the book value of the specified properties has been moved from real estate to a partnership interest.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Partnerships and limited liability companies

The carrying value of partnerships and LLCs was $3,776 million and $2,635 million as of December 31, 2006 and 2005, respectively.

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$67	$44	$28
Gross realized capital losses on sales	2	7	16
Impairment losses	9	27	49

The Company invests in partnerships which generate low income housing tax credits (“LIHTC”). As of December 31, 2006, the Company’s investment in LIHTC investments was less than 1% of total invested assets. These investments currently have unexpired tax credits which range from 2 to 11 years and have an initial 15 year holding period requirement.

For determining impairments on LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. Impairments during 2006 were $5 million, which consisted of MMA Financial LLC for $2 million and WFC Apartments LP, Countryside Corp Tax 3 and Alliant Tax Credit Fund for approximately $1 million each.

There were no write-downs or reclassifications made during the years ended December 31, 2006 and 2005 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments currently subject to regulatory review.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Bonds	$2,410	$2,286	$2,089
Preferred stocks	4	2	9
Common stocks - subsidiaries and affiliates	201	138	126
Common stocks - unaffiliated	66	51	30
Mortgage loans on real estate	626	585	578
Contract loans	557	524	507
Real estate	221	252	280
Partnerships and LLCs	293	230	125
Derivatives and other invested assets	181	277	379
Cash, cash equivalents and short-term investments	104	130	111

Subtotal investment income	4,663	4,475	4,234
Amortization of IMR	(57)	(24)	34
Net gain from separate accounts	18	26	11
Less investment expenses	(469)	(455)	(441)

Net investment income (loss)	$4,155	$4,022	$3,838

g.	Net realized capital gains and losses

Net realized capital gains (losses) were comprised of the following:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Bonds	$(29)	$(33)	$(30)
Preferred stocks	16	14	—
Common stocks - subsidiaries and affiliates	18	1	—
Common stocks - unaffiliated	183	128	117
Mortgage loans on real estate	21	63	(4)
Real estate	56	142	123
Partnerships and LLCs	56	10	(37)
Derivatives and other	(72)	(221)	(30)
Federal and state taxes	(51)	1	(21)

Net realized capital gains (losses) before deferral to IMR	198	105	118

Net losses deferred to IMR	76	168	28
Less taxes	(26)	(59)	(9)

Net after tax losses deferred to IMR	50	109	19

Net realized capital gains (losses)	$248	$214	$137

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net realized gains (losses) on derivative financial instruments by type were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Interest rate swaps	$(76)	$(120)	$(74)
Currency swaps	94	(11)	1
Equity and credit default swaps	—	1	—
Options	1	(50)	(58)
Forward commitments	(5)	(20)	116
Financial futures	6	(19)	(13)

Net derivative realized capital gains (losses)	$20	$(219)	$(28)

h.	Securities lending

As of December 31, 2006 and 2005, securities with a fair value of $271 million and $745 million, respectively, were on loan. Collateral in the form of securities of $280 million and $768 million was held on the Company’s behalf, by a trustee, as of December 31, 2006 and 2005, respectively.

i.	Repurchase and reverse repurchase agreements

As of December 31, 2006, the Company had no repurchase agreements outstanding. As of December 31, 2005, the Company had repurchase agreements outstanding with a total carrying value of $37 million. The outstanding amount as of December 31, 2005 was collateralized by bonds with a fair value of $37 million.

As of December 31, 2006 and 2005, the Company had reverse repurchase agreements outstanding with total carrying values of $1,183 million and $244 million, respectively. As of December 31, 2006, the maturities of these agreements ranged from January 4, 2007 through January 29, 2007 while the interest rates ranged from 4.5% to 5.6%. The outstanding amounts as of December 31, 2006 and 2005 were collateralized by bonds with a fair value of $1,182 million and $245 million, respectively.

5.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (“Bay State”), a subsidiary of C.M. Life which primarily writes variable life and bank-owned life insurance business.

One of the Company’s wholly-owned subsidiaries, MMHLLC, is the parent of subsidiaries which include retail and institutional asset management, registered broker-dealers, and international life and annuity operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. Dividend payments from insurance subsidiaries are subject to certain restrictions imposed by statutory authorities.

For the domestic life insurance subsidiaries, substantially all of the statutory shareholder’s equity of approximately $503 million as of December 31, 2006 is subject to dividend restrictions. Dividend restrictions, imposed by various state regulations, limit the payment of dividends to the Company without the prior approval from the Department. The Company’s domestic insurance subsidiary, C.M. Life, is required to obtain prior approval for dividend payments in 2007.

International insurance subsidiaries include operations in Japan, Taiwan, Hong Kong, Europe and Bermuda. Historically, the Company has reinvested a substantial portion of its unrestricted earnings in these operations.

In 2006, the ownership of Golden Retirement Resources Inc. was transferred from MMHLLC to the Company resulting in no gain or loss.

In 2006 and 2005, the Company contributed additional paid-in capital of $86 million and $517 million, respectively, to its subsidiaries including MMHLLC. During 2005, the Company contributed capital to MMHLLC to establish a new monoline financial guaranty insurance company, MML Assurance, Inc. (“MMLA”). MMLA had not issued any insurance policies or collected any premiums as of December 31, 2006. Additionally, it is expected that MMLA will surrender its insurance license to the New York State Insurance Department and be fully liquidated during the second quarter of 2007. During the first quarter of 2005, MMHLLC purchased Baring Asset Management, LTD. During the fourth quarter of 2005, MMHLLC completed the sale of Antares Capital Corporation (“Antares”) and as a result MMHLLC, with a portion of the proceeds of the sale, paid down debt owed to the Company.

The Company received dividends from MMHLLC of $175 million and $100 million in 2006 and 2005, respectively. The carrying value of MMHLLC was $1,955 million and $1,713 million as of December 31, 2006 and 2005, respectively. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $1,023 million and $1,038 million as of December 31, 2006 and 2005. The Company recorded interest income on MMHLLC debt of $66 million and $72 million in 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2006	2005	2004
	(In Millions)
Total revenue	$1,220	$1,367	$2,295
Net income	155	137	72
Assets	13,674	13,544	13,299
Liabilities	12,959	12,892	12,680

Summarized below is GAAP financial information for the unconsolidated subsidiaries; not included above:

	As of and for the Years Ended December 31,
	2006	2005	2004
	(In Millions)
Total revenue	$6,364	$5,029	$4,214
Net income	456	693	342
Assets	34,907	27,577	19,608
Liabilities	31,857	24,875	18,042

6.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. To a much lesser extent, some, approximately $114 million in replicated asset statement value, of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets and its liabilities.

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options and pays a premium in order to transform its callable liabilities into fixed term liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. The increase in yield from the cap and swaption contracts in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company’s competitiveness and reducing the policyholder’s incentive to surrender. These derivatives are also used to reduce the duration risk in certain investment portfolios. These derivative instruments are structured to mitigate the durations of fixed maturity investments

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward commitments and financial futures to reduce exposures to various risks. Forward commitments and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2006 and 2005, the Company held collateral of $873 million and $1,100 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $139 million and $154 million as of December 31, 2006 and 2005, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2006
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$584	$27,582	$10	$2,318
Currency swaps	180	1,323	61	275
Equity and credit default swaps	(5)	736	1	224
Options	212	6,614	(4)	120
Interest rate caps and floors	—	10	—	30
Forward commitments	(12)	1,107	(1)	224
Financial futures - long positions	—	413	—	—

Total	$959	$37,785	$67	$3,191

	December 31, 2005
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$756	$30,046	$8	$1,397
Currency swaps	281	1,263	74	324
Equity and credit default swaps	(1)	529	—	—
Options	228	9,146	—	—
Interest rate caps and floors	—	1,059	—	—
Forward commitments	10	1,545	3	50
Financial futures - short positions	—	530	—	—

Total	$1,274	$44,118	$85	$1,771

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	December 31, Remaining Life of Notional Amount
	One year	Two Through Five Years	Six Through Ten Years	After Ten Years	Total 2006	Total 2005
	(In Millions)
Interest rate swaps	$6,423	$11,241	$5,145	$7,091	$29,900	$31,443
Options	—	130	2,488	4,116	6,734	9,146
Currency swaps	115	477	847	159	1,598	1,587
Other derivatives	1,769	511	264	200	2,744	3,713

Total	$8,307	$12,359	$8,744	$11,566	$40,976	$45,889

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2006	2005
	(In Millions)
Open interest rate swaps in a fixed receive position	$14,176	$15,256
Open interest rate swaps in a fixed pay position	10,501	9,500
Other interest related swaps	5,223	6,687

Total interest rate swaps	$29,900	$31,443

7.	Amounts on deposit with government authorities

The Company had assets in the amount of $28 million and $27 million as of December 31, 2006 and 2005, respectively, which were on deposit with government authorities or trustees as required by law.

8.	Fair value of financial instruments

The following fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$40,333	$40,883	$37,263	$38,264
Preferred stocks	255	273	132	144
Common stocks - unaffiliated	1,145	1,145	961	961
Mortgage loans on real estate	10,007	10,052	8,556	8,740
Contract loans	7,799	7,799	7,284	7,284
Derivative financial instruments	959	959	1,274	1,274
Cash, cash equivalents and short-term investments	656	656	3,884	3,884

Financial liabilities:
Derivative financial instruments	$67	$67	$85	$85
Funding agreements	2,280	2,279	2,971	2,992
Investment-type insurance contracts	10,799	10,777	11,072	10,989

As of December 31, 2006 and 2005, approximately 76% and 71%, respectively, of bond securities were priced by external vendors and broker quotations. Internal models were used to price approximately 24% and 29% of bond securities as of December 31, 2006 and 2005, respectively.

The average fair value of derivative financial instrument assets was $1,117 million and $1,376 million during 2006 and 2005, respectively. The average fair value of derivative financial instrument liabilities was $76 million and $81 million during 2006 and 2005, respectively.

9.	Fixed assets

The Company’s fixed assets are comprised primarily of internally developed and purchased software, operating software, electronic data processing equipment, office equipment and furniture. Fixed assets were $169 million and $141 million, net of accumulated depreciation of $349 million and $317 million, as of December 31, 2006 and 2005, respectively. Depreciation expense on fixed assets was $50 million, $55 million and $59 million for the years ended December 31, 2006, 2005 and 2004, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Deferred and uncollected life insurance premiums

Deferred and uncollected life insurance premiums are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading.

	December 31,
	2006		2005
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary new business	$49	$21	$44	$20
Ordinary renewal	487	520	479	506
Group life	17	17	15	15

Total	$553	$558	$538	$541

11.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2006 ($ in Millions):

Issue Year	Amount	Interest Rate	Maturity Date
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Commonwealth of Massachusetts Division of Insurance (the “Division”). Surplus notes are included in surplus.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2006, the unapproved interest was $7 million. Interest of $41 million was approved and paid during each of the years ended December 31, 2006, 2005 and 2004.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of these contracts and arrangements related to unconsolidated subsidiaries and affiliates were $164 million, $167 million and $151 million for 2006, 2005 and 2004, respectively. The majority of these fees were from C.M. Life, which accounted for $85 million in 2006, $100 million in 2005 and $113 million in 2004. As of December 31, 2006 and 2005, the net amounts due from these subsidiaries and affiliates were $41 million and $60 million, respectively. These outstanding balances are due and payable within 30 days of billing.

The Company has agreements with its affiliates, including OppenheimerFunds Inc., whereby the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates. For the years ended December 31, 2006, 2005 and 2004, revenue of $18 million, $16 million and $15 million, respectively, was recorded by the Company under these agreements. As of December 31, 2006 and 2005, the net amounts due from these affiliates were $3 million and $4 million, respectively. These outstanding balances are due and payable within 90 days.

Various unconsolidated subsidiaries and affiliates, including Babson Capital Management LLC (“Babson Capital”), provide investment advisory services to the Company. Fees incurred for such services were $166 million, $160 million and $147 million for 2006, 2005 and 2004, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. Total fees for such services were $11 million, $11 million and $9 million for 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, the net amounts due to these subsidiaries and affiliates were $45 million and $46 million, respectively. These outstanding balances are due and payable within 30 days of billing.

In 2005 and 2003, the Company entered into modified coinsurance (“Modco”) agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese affiliate retains the reserve and associated assets on traditional, individual life insurance policies. The predominant contract types are whole life, endowments, and term insurance. Modco, a form of coinsurance, is used to allow the Japanese affiliate to keep control of the investment and management of the assets supporting the reserves. The Modified coinsurance adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese affiliate holding the reserves on the ceded coverage rather than the Company. Fees and other income included modified coinsurance adjustments of $25 million, $32 million and $16 million that were recorded by the Company in 2006, 2005 and 2004, respectively. Total premium assumed by the Company under these agreements was $63 million, $67 million and $40 million for the years ended December 31, 2006, 2005 and 2004, respectively. Fees and other income also included $6 million, $36 million and $6 million of expense allowances on reinsurance assumed in 2006, 2005 and 2004, respectively. Total policyholders’ benefits

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

assumed were $22 million, $20 million and $14 million in 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, the net amount due from the Japanese affiliate was $4 million and $2 million, respectively. These outstanding balances are due and payable within 90 days.

The Company has reinsurance agreements with its subsidiary and indirect subsidiary, C.M. Life and Bay State, including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. Total premium assumed under these agreements was $108 million, $114 million and $168 million in 2006, 2005 and 2004, respectively. Fees and other income included $25 million, $26 million and $86 million of expense allowances in 2006, 2005 and 2004, respectively. Total policyholders’ benefits incurred for these agreements were $109 million, $75 million and $92 million in 2006, 2005 and 2004, respectively. Fees and other income also include modified coinsurance adjustments of $50 million, $47 million and $40 million recorded from Bay State and C.M. Life in 2006, 2005 and 2004, respectively. Experience refunds of $7 million, $7 million and $16 million were paid to Bay State and C.M. Life in 2006, 2005 and 2004, respectively. In 2004, the Company discontinued its coinsurance agreements for new business related to two universal life products with C.M. Life. As of December 31, 2006, the amounts due from C.M. Life and Bay State were $7 million and $1 million, respectively.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Policyholders’ benefits paid related to these exchange programs were $159 million, $88 million and $118 million in 2006, 2005 and 2004, respectively. The Company has an agreement with C.M. Life to compensate the Company for its previous efforts in obtaining the contracts that are now being exchanged. As a result of these exchanges, the Company had commissions receivable of $1 million and less than $1 million as of December 31, 2006 and 2005, respectively, and received commissions of $4 million, $1 million and $5 million from C.M. Life for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company had outstanding amounts due to Babson Capital of $25 million at 4.3% and $25 million at 4.0%, and to Cornerstone Real Estate Advisers, LLC of $5 million at 4.3% and $5 million at 4.0% as of December 31, 2006 and 2005, respectively. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Interest accrued and paid was $1 million for the years ended December 31, 2006 and 2005.

13.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or in excess of the retention limit. The Company also reinsures all of its long-term care business and a portion of its disability business. The amounts reinsured are on a yearly renewable term or coinsurance basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $1,139 million assuming no return of the assets backing these reserves from the reinsurer to the Company upon termination of these agreements.

Premium ceded was $492 million, $436 million and $378 million and reinsurance recoveries were $243 million, $215 million and $166 million for the years ended December 31, 2006, 2005 and 2004, respectively. Amounts recoverable from reinsurers were $89 million and $78 million as of December 31, 2006 and 2005, respectively. As of December 31, 2006, one reinsurer accounted for 35% of the outstanding reinsurance recoverable and the next largest reinsurer had 16% of the balance.

Reserves ceded were $1,316 million and $1,068 million as of December 31, 2006 and 2005, respectively. Of these reserves, the amounts associated with life insurance policies for mortality and other related risks totaled $992 million and $801 million as of December 31, 2006 and 2005, respectively. The remaining balance relates to long-term care and disability policies.

The Company also writes group health business through UniCARE Life and Health Insurance Company (“UniCARE”), a third party administrator. Pursuant to a 1994 reinsurance agreement, the Company cedes 100% of this business to UniCARE. Premium ceded was less than $1 million for the years ended December 31, 2006 and 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2006		2005
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Individual life	$29,023	2.5% - 6.0%	$27,893	2.5% - 6.0%
Group annuities	8,893	2.3% - 11.3%	9,020	2.3% - 11.3%
Group life	8,871	2.5% - 4.5%	8,696	2.5% - 4.5%
Individual annuities	3,151	2.3% - 11.3%	2,808	2.3% - 11.3%
Individual universal and variable life	1,863	3.5% - 6.0%	1,448	3.5% - 6.0%
Disabled life claim reserves	1,703	3.5% - 6.0%	1,660	3.5% - 6.0%
Guaranteed investment contracts	586	2.5% - 13.0%	669	2.5% - 13.0%
Disability active life reserves	559	3.5% - 6.0%	549	3.5% - 6.0%
Other	155	2.5% - 4.5%	153	2.5% - 4.5%

Total	$54,804		$52,896

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. In 2006, the Company exited this market and ceased issuing new contracts.

As of December 31, 2006, GIC reserves totaled $586 million, which included $137 million in contracts that can be surrendered with a market-value adjustment.

As of December 31, 2006, the Company’s GIC reserves by maturity year were as follows:

(In Millions)
2007	$125
2008	131
2009	288
2010	8
2011	34

Total	$586

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following table summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2006		2005
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Funding agreements	$2,280	2.6% -10.2%	$2,971	2.6% -10.2%
Dividend accumulations	607	4.3% - 4.7%	604	4.3% - 4.6%
Supplementary contracts	579	0.3% - 8.0%	624	0.3% - 8.0%
Other	120	4.0% - 8.0%	140	4.0% - 8.0%

Total	$3,586		$4,339

Structurally similar to GICs, funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements in these programs have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. During 2006, a foreign-denominated medium-term note contract matured and resulted in a foreign currency loss of $102 million recorded in other realized capital losses. This loss was offset by a gain on currency swaps. Assets received for funding agreements may be invested in either the Company’s general investment account (“GIA”) or in a separate investment account. As of December 31, 2006, GIA funding agreement balances totaled $2,280 million, consisting of $2,227 million in note programs and $53 million in various other agreements.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to domestic and/or international investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were initially issued from the Company’s $2 billion European Medium-Term Note Program, now in run-off, and are now issued from its $5 billion Global Medium-Term Note Program (“GMTN”). In 2006, the Company added a new contractual separate investment account for the benefit of the GMTN. Separate investment account assets and liabilities represent segregated funds administered and invested by the Company.

As of December 31, 2006, the Company had cumulatively issued $4,254 million of funding agreements under these programs and $2,491 million at par remained outstanding.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2006, the Company’s GIA funding agreement balances by maturity year were as follows:

(In Millions)
2007	$520
2008	306
2009	464
2010	205
2011	4
Thereafter	781

Total	$2,280

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses to be associated with the processing and settling of these claims. This estimation process is based significantly on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2006	2005
	(In Millions)
Claim reserves, beginning of year	$1,792	$1,722
Less reinsurance recoverables	(88)	(98)

Net claim reserves, beginning of year	1,704	1,624

Claims paid related to:
Current year	(21)	(15)
Prior years	(265)	(242)

Total claims paid	(286)	(257)

Incurred related to:
Current year’s incurred	212	197
Current year’s interest	5	5
Prior years’ incurred	14	59
Prior years’ interest	79	76

Total incurred	310	337

Net claim reserves, end of year	1,728	1,704
Plus reinsurance recoverables	107	88

Claim reserves, end of year	$1,835	$1,792

The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends. The prior years’ incurred claims in 2006 included a $4 million decrease related to prior year corrections. In 2005, the prior years’ incurred claims included an $8 million increase related to prior year corrections. The prior year corrections were recorded as a component of other changes in surplus; in 2006, they were classified as other prior period adjustments and, in 2005, they were classified as prior period disability reserve adjustments.

The following table reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2006	2005
	(In Millions)
Disabled life claim reserves	$1,703	$1,660
Accrued claim liabilities	25	44

Net claim reserves, end of year	$1,728	$1,704

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death, accumulation and income benefits on annuity and variable universal life contracts:

	Annuity			Life
	GMDB	GMAB	GMIB	GMDB	Total
	(In Millions)
December 31, 2006	$3	$6	$13	$66	$88
December 31, 2005	3	4	7	20	34

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death, accumulation and income benefits classified as policyholders’ reserves and separate investment account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2006			December 31, 2005
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$6,945	$38	59	$6,049	$65	59
GMAB	754	—	N/A	507	—	N/A
GMIB	1,519	1	59	1,017	1	59

Account balances of annuity contracts with GMDB guarantees invested in separate investment accounts were $6,134 million and $5,131 million as of December 31, 2006 and 2005, respectively. In addition to the amount invested in separate investment account options, $811 million and $918 million of account balances of annuity contracts with GMDB guarantees were invested in general investment account options as of December 31, 2006 and 2005, respectively.

The Company sells universal life and variable universal life type contracts, a portion of which offer secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2006 and 2005, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $598 million and $397 million, respectively.

The determination of GMDB, GMAB, and GMIB reserves is based on actuarial guidelines. Reserve assumptions for GMDB benefits generally anticipate payout between ages 60 and 90. GMAB benefits will be paid either 10 or 20 years from their election, depending on the terms of the benefit. GMIB benefits are generally expected to

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

be initiated between ages 60 and 80; the Company does not expect significant elections after age 80 as the benefit accumulation ceases at that time.

15.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $90 million, $70 million and $40 million to its qualified defined benefit plan for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company sponsors funded (qualified 401k thrift savings) and unfunded (non-qualified deferred compensation thrift savings) defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The matching thrift contributions by the Company were $18 million, $20 million and $21 million for the years ended December 31, 2006, 2005 and 2004, respectively, and were included in operating expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

The fair value of the funded pension plan assets was $1,364 million and $1,228 million, as of the measurement date of September 30, 2006 and 2005, respectively.

b.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The obligation to pay the Company’s other postretirement benefits has been allocated to MassMutual Benefits Management Inc., (“MMBMI”), a wholly owned subsidiary of MMHLLC. MMBMI was set up to design, administer, account for, and report on the benefits and wellness programs for the active and retired domestic

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

employees and agents of the Company, which continues to be the Plan Sponsor. As sponsor, the Company continues to record the liability with a corresponding receivable from MMBMI; as such, these allocations do not relieve the Company of its primary liability.

For the periods ended December 31, 2006 and 2005, the SSAP No. 14 “Accounting for Postretirement other than Pensions” other postretirement benefit liabilities of $188 million and $176 million, respectively, was allocated to MMBMI. Total SSAP No. 14 other postretirement expenses were $28 million, $26 million and $26 million, of which $16 million, $16 million and $15 million for the periods ended December 31, 2006, 2005 and 2004, respectively, were allocated to MMBMI. MMBMI is primarily allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of transition obligation primarily remain recorded by the Company.

MMBMI also holds intercompany notes receivable with MMHLLC of $263 million which generated investment income of $17 million and $16 million for the periods ended December 31, 2006 and 2005, respectively, to pay for other postretirement benefits under the Plan.

The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over 20 years through 2012. The initial transition obligation represents the phased recognition on the income statement of the differences between the plan’s funded status and the accrued or prepaid cost on a company’s balance sheet when the company first transitioned to SSAP 14. As of December 31, 2006 and 2005, the net unfunded projected benefit obligation was $265 million and $278 million, respectively, for employees and agents that are eligible to retire or are currently retired, and has been allocated to MMBMI.

Projected benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits deemed earned as of December 31, 2006 projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, termination, disability, or death. As illustrated in note 15c, the projected benefit obligation for postretirement plans as of December 31, 2006 and 2005 was $274 million and $288 million, respectively. The change in projected benefit obligation is detailed in section c. Benefit obligations.

The Company provides postemployment benefits for home office employees. As discussed in note 2b, Corrections of errors and reclassifications, the Company accrued postemployment benefits for home office employees’ severance plans in the fourth quarter of 2006. The net accumulated liability recorded for these benefits as of December 31, 2006 was $23 million, of which $22 million was related to prior years.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company also provides postemployment benefits for agents. The Company accrues postemployment benefits for agents that qualify for long-term disability. The net accumulated liability for these benefits was $10 million as of December 31, 2006 and 2005.

The fair value of funded plan assets for the Company’s other postretirement benefit plans was $9 million and $10 million, respectively, as of a measurement date of September 30, 2006 and 2005, respectively.

c.	Benefit obligations

Accumulated benefit obligations represent the present value of pension benefits earned as of December 31, 2006 based on service and compensation as of December 31, 2006 and do not take into consideration future salary increases. The vested accumulated benefit obligation for defined benefit plans as of December 31, 2006 and 2005 was $1,320 million and $1,277 million, respectively.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of December 31, 2006 projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death. The vested projected benefit obligation for defined benefit plans as of December 31, 2006 and 2005 was $1,404 million and $1,383 million, respectively.

The following table sets forth the change in the projected benefit obligation of the defined benefit pension plans and other postretirement plans for vested employees as of December 31, 2006 and 2005, using a September 30, 2006 and 2005 measurement date, adjusted for fourth quarter activity:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Change in projected benefit obligation:
Projected benefit obligation, beginning of year	$1,383	$1,197	$288	$258
Service cost	44	39	7	5
Interest cost	74	70	15	15
Actuarial (gain) loss	35	54	(20)	23
Benefits paid	(85)	(64)	(25)	(24)
Contributions by plan participants	—	—	9	8
Plan amendments	—	—	—	3
Change in actuarial assumptions	(47)	87	—	—

Projected benefit obligation, end of year	$1,404	$1,383	$274	$288

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation and current year expense.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A few of the major assumptions used include: expected return on assets, expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

The change in actuarial assumptions is primarily due to the change in the discount rate. The discount rates used to value the benefit obligation for the years 2006 and 2005 were 5.75% and 5.50%, respectively. The annual change in the discount rate is directly correlated to the change in the Moody’s Aa Corporate Bond rate as of the measurement date of September 30, 2006. Each 25 basis point change in the discount rate results in an approximate $47 million change in the pension benefit obligation.

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Projected benefit obligation for:
Vested employees	$1,404	$1,383	$274	$288
Non-vested employees	28	32	36	40

	$1,432	$1,415	$310	$328

Accumulated benefit obligation for:
Vested employees	$1,320	$1,277	$274	$288
Non-vested employees	19	24	36	40

	$1,339	$1,301	$310	$328

d.	Plan assets

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of a September 30, 2006 and 2005 measurement date:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Change in plan assets:
Fair value of plan assets, beginning of year	$1,228	$1,071	$10	$11
Actual return on plan assets	113	137	—	—
Employer contributions	108	84	15	15
Benefits paid	(85)	(64)	(25)	(24)
Contributions by plan participants	—	—	9	8

Fair value of plan assets, end of year	$1,364	$1,228	$9	$10

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets as of September 30,
Asset Category	Actual 2006	2006 Target Ranges	Actual 2005
Domestic equity	53%	45.0% - 55.0%	55%
International equity	11	7.5% - 12.5%	12
Domestic fixed-income	28	25.0% - 35.0%	24
Alternative investments	8	7.5% - 12.5%	9

Total	100%		100%

As of December 31, 2006 and 2005, the fair value of the pension plan assets of $1,424 million and $1,238 million, respectively, were invested in group annuity contracts, which invest in the Company’s general and separate accounts. As of September 30, 2006 and 2005, the fair value of the pension plan assets were $1,364 million and $1,228 million, respectively.

The Company employs a total return investment approach whereby a mix of equities, fixed-income investments and securities lending are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across United States (“U.S.”) and non-U.S. stocks, as well as growth, value, and small and large capitalization mutual funds. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Currently, approximately 67% of alternative assets are invested in public equity funds. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

Related party assets included in plan assets are as follows (in millions):

Small cap core (OFI)	$206
Capital appreciation	156
International equity (OFI)	71
Enh index value (Babson)	67
Bernstein diversified value	61
Large value (OFI)	34
Real estate (OFI)	30
MM premier value	25
MM premier high yield	19
Tremont core diversified hedge fund (OFI)	17
Select large cap value (Davis)	16
MM premier enhanced	10

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s other postretirement benefit plans’ weighted-average asset allocations by asset category are as follows:

	Plan Assets as of September 30,
Asset Category	2006	2005
Domestic fixed-income	41%	47%
Cash and cash equivalents	59	53

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Funded status and presentation on the Statutory Statements of Financial Position

The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods or represent amounts that will be recognized as expenses in the future. The following table sets forth the funded status of the plans as of December 31, 2006 and 2005, using a September 30, 2006 and 2005 measurement date, adjusted for fourth quarter activity, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Statements of Financial Position. The net amount recognized of $188 million and $176 million, as of December 31, 2006 and 2005, respectively, for other postretirement benefits was allocated to MMBMI. The Company continues to record the liability with a corresponding receivable from MMBMI.

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Fair value of plan assets, end of year	$1,364	$1,228	$9	$10
Less projected benefit obligations, end of year	1,404	1,383	274	288

Funded status	$(40)	$(155)	$(265)	$(278)

Funded status	$(40)	$(155)	$(265)	$(278)
Unrecognized net actuarial loss	436	506	38	59
Unrecognized prior service cost	1	—	2	3
Remaining net obligation at initial date of application	6	7	31	37
Effect of fourth quarter activity	6	3	6	3

Subtotal net amount recognized	409	361	(188)	(176)
Less assets non-admitted	558	510	—	—

Net amount recognized	$(149)	$(149)	$(188)	$(176)

The net under funded position of the Company’s defined benefit pension plans was $40 million and $155 million as of December 31, 2006 and 2005, respectively. The qualified pension plan was over funded by $165 million and $56 million and the non-qualified pension plans (primarily deferred compensation) were under funded by $205 million and $211 million for the years ended December 31, 2006 and 2005, respectively. Therefore, the non-qualified pension plans are backed solely by the surplus of the Company at the present time.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Prepaid and accrued benefit costs

The net pension amount recognized is broken into its respective prepaid and accrued benefit costs which are included in other than invested assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position. The Company continues to record the liability with a corresponding receivable from MMBMI. The status of these plans as of December 31, 2006 and 2005, using a September 30 measurement date, adjusted for fourth quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Amounts recognized in the Statutory Statements of Financial Position:
Prepaid benefit cost	$552	$503	$—	$—
Intangible assets	6	7	—	—
Less assets non-admitted	(558)	(510)	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(192)	(196)	(188)	(176)
Surplus	43	47	—	—

Net amount recognized	$(149)	$(149)	$(188)	$(176)

The change in net amount recognized for net pension benefits is as follows:

	Pension Benefits
	2006	2005
	(In Millions)
Subtotal net amount recognized, beginning of year	$361	$335
Employer contributions	108	84
Periodic cost	(61)	(58)
Other	1	—

Subtotal net amount recognized	409	361
Non-admitted asset	(558)	(510)

Net amount recognized, end of year	$(149)	$(149)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic (benefit) cost

Net periodic (benefit) cost is the annual accounting expense or income that the Company recognized and included in operating expenses in the Statutory Statements of Income for the years ended December 31, 2006 and 2005. Of the total net periodic benefit cost of $28 million and $26 million for the years ended December 31, 2006 and 2005, respectively, for other postretirement benefits, $16 million was allocated to MMBMI in both years.

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$44	$39	$7	$5
Interest cost	74	70	15	15
Expected return on plan assets	(90)	(80)	—	—
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized net actuarial and other losses	32	28	1	1

Total net periodic cost	$61	$58	$28	$26

(Decrease)/increase in minimum liability included in surplus	$(4)	$3	$—	$—

The Company expects to spend $37 million to meet its expected obligations under its nonqualified pension plans and other postretirement benefit plans in 2007.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2007	$64	$22	$2
2008	67	23	2
2009	70	25	3
2010	74	26	3
2011	78	27	3
2012-2016	465	152	15

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans for the years ended December 31, 2006, 2005 and 2004 is as follows:

	2006	2005	2004
	(In Millions)
Life	$2	$2	$2
Medical	43	45	38
Postretirement	28	26	26
Disability	2	2	3
Pension	61	58	54
Thrift	18	20	21
Other benefits	15	12	16

Total	$169	$165	$160

h.	Assumptions

The weighted-average assumptions and assumed health care cost trend rates, using a measurement date of September 30, 2006 and 2005 by the Company, to calculate the benefit obligations as of December 31, 2006 and 2005 to determine the benefit costs are as follows:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.75%	5.50%	5.75%	5.50%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	5.50%	6.00%	5.50%	6.00%
Long-term rate of return on assets	7.75%	8.00%	3.00%	3.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	—	—	8.00%	8.00%
Ultimate health care cost trend rate after gradual decrease until 2010 for both years 2006 and 2005, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established using a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long term. Current market

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in the assumed health care cost trend rate would have the following effects in 2006:

	One-Percentage Point Increase	One-Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$1	$(1)
Effect on other postretirement benefit obligation	17	(16)

i.	Employee compensation plans

A short-term incentive compensation plan exists that is offered to substantially all employees not covered by another incentive plan. Employees are given an annual bonus based on individual and company performance. The costs associated with the short-term incentive compensation plan were recorded by the Company.

Nonqualified deferred compensation plans are offered allowing certain employees and agents to elect to defer a portion of their compensation. Several shadow investment options are available under these plans. The costs associated with the nonqualified deferred compensation plan were recorded by the Company with approximately $2 million being allocated to affiliated unconsolidated subsidiaries, including MMHLLC.

Key employees of the Company have been granted performance units in a long-term incentive compensation plan. Under this plan, performance units are granted at the start of each three year performance period. An individual employee’s participation and/or the number of units granted may vary from one cycle to the next based on performance, impact on organization and relative contribution. Each unit’s value is based on the three year consolidated results for the total enterprise on pre-established goals and measures for each year within each performance cycle. Awards are paid at the completion of each three year performance period and are subject to forfeiture if separation from service occurs for reasons other than retirement, death, disability, divestiture or position elimination. In 2006, all of the costs were recorded by the Company. In 2005, 25% of the costs were allocated to MMHLLC with the remainder recorded by the Company. In 2004, 50% of the costs were allocated to MMHLLC with the remainder recorded by the Company. Some of the costs were allocated to MMHLLC, due to the total enterprise role of key individuals it was decided to compensate them a portion of their long-term incentive rewards out of MMHLLC.

Several key employees of the Company and MMHLLC have been granted special compensation agreements which provide fixed amounts that vest and become payable at retirement. These fixed amounts are invested in several shadow investment options specified by each agreement that allow for additional earnings to be credited based on market performance or at a stated interest rate. During 2006, 89% of the costs related to

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the special compensation agreements were allocated to MMHLLC with the remainder recorded by the Company. In 2005, 98% of the costs related to the special compensation agreements were allocated to MMHLLC with the remainder recorded by the Company. In 2004, 99.9% of the costs were allocated to MMHLLC with the remainder recorded by the Company.

In addition to the above-mentioned plans, certain of the Company’s subsidiaries, including OppenheimerFunds, Inc., and Babson Capital Management, LLC, offer short-term compensation plans (profit sharing) to substantially all of their eligible employees. These plans are funded with a percentage of subsidiary profits before taxes, with funding payments made annually. Certain of the Company’s subsidiaries sponsor equity-type compensation plans. Under these plans, shares of restricted subsidiary common stock, stock options, stock appreciation rights, and phantom appreciation rights of the respective subsidiary may be awarded to key employees and directors. Due to the provisions of these plans, grants are accounted for either as awards to be settled in cash or as issuance of subsidiary common stock, depending on the plan and subsidiary. Compensation expense is accrued over the term of the awards, considering certain vesting provisions and changes in share price.

16.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in non-admitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within this caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2006	2005
	(In Millions)
Total deferred tax assets	$2,396	$2,315
Total deferred tax liabilities	(1,196)	(1,210)

Net deferred tax asset	1,200	1,105
Deferred tax assets non-admitted	(711)	(700)

Net admitted deferred tax asset	$489	$405

Increase in non-admitted asset	$(11)	$(93)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Federal income tax (benefit) expense on operating earnings	$(60)	$63	$122
Foreign income tax expense on operating earnings	10	10	10

	(50)	73	132
Federal income tax expense (benefit) on net capital gains (losses)	51	(1)	21

Total federal and foreign income tax expense	$1	$72	$153

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2006	2005	Change
	(In Millions)
Deferred tax assets:
Reserve items	$635	$664	$(29)
Policy acquisition costs	455	428	27
Investment items	310	286	24
Non-admitted assets	304	254	50
Policyholder dividend related items	261	241	20
Pension and compensation related items	188	169	19
Expense items	127	80	47
Unrealized investment losses	90	141	(51)
Other	26	52	(26)

Total deferred tax assets	2,396	2,315	81
Non-admitted deferred tax assets	(711)	(700)	(11)

Admitted deferred tax assets	1,685	1,615	70

Deferred tax liabilities:
Unrealized investment gains	411	509	(98)
Investment items	343	287	56
Pension items	194	177	17
Deferred and uncollected premium	182	178	4
Other	66	59	7

Total deferred tax liabilities	1,196	1,210	(14)

Net admitted deferred tax asset	$489	$405	$84

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following and is presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statements of Changes in Surplus:

	Years Ended December 31,
	2006	2005
	(In Millions)
Change in deferred tax assets	$81	$69
Change in deferred tax liabilities	14	34

Increase in deferred tax asset	95	103
Less items not recorded in the change in net deferred income taxes:
Cumulative effect of adoption of accounting principles	(7)	—
Balance transferred from subsidiary	(13)	—
Prior year correction	(41)	—
Tax effect of unrealized gains excluding cumulative effect of adoption of accounting principles	(128)	(102)
Tax effect of unrealized losses	52	28

(Decrease) increase in net deferred income taxes	$(42)	$29

As of December 31, 2006, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2006		2005		2004
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$229	35%	$220	35%	$151	35%
Investment items	(54)	(8)	(64)	(10)	(51)	(12)
Tax credits	(53)	(8)	(50)	(8)	(46)	(11)
Non-admitted assets	(49)	(7)	(6)	—	(6)	(1)
Policyholder dividends	(5)	(2)	(47)	(8)	52	12
Change in reserve valuation basis	(3)	—	(22)	(4)	—	—
Other	(22)	(3)	12	2	(6)	(1)

Total statutory income taxes	$43	7%	$43	7%	$94	22%

Federal and foreign income tax expense	$1		$72		$153
Change in net deferred income taxes	42		(29)		(59)

Total statutory income taxes	$43		$43		$94

During the year ended December 31, 2006, the Company received federal income tax payments in the amount of $6 million from subsidiaries and certain affiliates in accordance with the provisions of the written tax allocation agreement. In 2005, the Company paid federal income taxes in the amount of $340 million. In 2004, the Company received federal income tax refunds in the amount of $85 million. As of December 31, 2006, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses are as follows: $72 million in 2006, $18 million in 2005 and $76 million in 2004.

The Company and its eligible subsidiaries and certain affiliates are included in a consolidated United States federal income tax return. The Company and its eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

evaluating the applicability of FIN 48 on statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements.

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed the limitation for 2005 and later years. Based on data released by the United States Internal Revenue Service (“IRS”) during 2006 and 2005, the Company revised its estimate of the financial effect of the limitation used at year end 2005 and 2004, respectively.

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. Certain affiliates of the Company, recorded on an equity method, repatriated $50 million under this provision during the 2005 calendar year. These affiliates would have paid approximately an additional $6 million in taxes on the repatriated earnings without the onetime dividend received deduction.

In 2006, the Company settled tax issues with the federal government for the years 1984 through 1987, and 1998 through 2000. As a result of these settlements, the Company’s tax liability was reduced by $61 million in 2006. The IRS is currently examining tax years 2001 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. While the Company is not aware of any adjustments that should reasonably give rise to a material adverse impact to the Company’s operating results, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the adjustment and the level of the Company’s income for the period.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and in the amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company attempts to control its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2006 and 2005 or for the three years ended December 31, 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs, and international insurance operations. The Company attempts to manage its currency exposure related to its medium-term note programs and a portion of its currency exposure related to its international operations through the use of derivatives. Capital invested by the Company, in its international operations, is hedged against currency exchange risk as the assets backing the capital are generally denominated in U.S. dollars.

Asset based management fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Additionally, the Company, as lessee, has entered into various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. and Babson Capital. Total rental expense on net operating leases was $35 million, $34 million and $32 million, which is net of $19 million, $16 million and $10 million of sublease receipts, for the years ended December 31, 2006, 2005 and 2004, respectively.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2006 were as follows:

	Leases	Subleases	Net Operating Leases
	(In Millions)
2007	$55	$20	$35
2008	49	20	29
2009	44	21	23
2010	41	22	19
2011	35	20	15
Thereafter	80	58	22

Total	$304	$161	$143

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

The Company, along with numerous other defendants, has been named in an adversary proceeding in the Enron bankruptcy. In addition, in June 2005, the Company’s former Chief Executive Officer (“former CEO”) filed a demand for arbitration contesting his termination “for cause” from the Company. In 2006, the arbitration panel ruled that the former CEO’s conduct did not satisfy the Employment Contract’s requirement for a “for cause” termination and awarded him a portion of the compensation and severance benefits specified in his employment agreement. The Company has appealed this ruling to the Massachusetts state court. In 2006, the Company accrued an additional $9 million in compensation expense bringing the total accrual for this matter to approximately $71 million as of December 31, 2006.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, the Company has paid $111 million of the original $268 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

e.	Regulatory inquiries

The Company is subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and (d) marketing, pricing and sales of retirement products. In connection with examinations and investigations, the Company has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, U.S. Department of Labor, National Association of Securities

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Dealers, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2006 and 2005, the Company had approximately $130 million of outstanding unsecured funding commitments. As of December 31, 2006 and 2005, the Company had no liability attributable to the funding commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2006 and 2005, the Company had approximately $87 million and $74 million of outstanding letters of credit, respectively. As of December 31, 2006 and 2005, the Company had no liability attributable to the letter of credit arrangements.

MMHLLC entered into an international asset management agreement that includes guarantees to pay damages suffered by a customer incurred as a result of breach of MMHLLC’s obligation under the agreement, and for any willful default, negligence or fraud by MMHLLC or its subsidiaries. As of December 31, 2006, MMHLLC had no outstanding obligations attributable to these guarantees. This guarantee is subject to a $66 million limitation.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years except Low Income Housing Tax Credits (“LIHTC”) which extend up to eight years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2006, the Company had the following commitments:

	2007	2008	2009	2010	There after	Total
	(In Millions)
Private placements	$354	$159	$121	$64	$312	$1,010
Mortgage loans	245	432	392	66	7	1,142
Real estate	20	—	—	—	—	20
Joint ventures, partnerships and LLCs	713	255	115	271	968	2,322
LIHTC Investments (including equity contributions)	30	9	—	—	2	41

Total	$1,362	$855	$628	$401	$1,289	$4,535

In November 2006, MassMutual Capital Partners LLC (“MassMutual Capital”), a newly formed indirect wholly-owned subsidiary of the Company, committed to purchase $300 million of newly issued convertible preferred stock of an unaffiliated reinsurer, representing a 34.4 percent ownership interest. This transaction is subject to the approval of the reinsurer’s shareholders and, if approval is received, a closing in the second quarter of 2007 is anticipated.

In June 2005, the Company and MassMutual Funding LLC, jointly as borrowers, entered into a five year revolving credit facility in the amount of $500 million. This facility was established with a syndicate of lenders, and may be used for general corporate purposes and commercial paper back-up. As of December 31, 2006 and 2005, the Company had no liability attributable to this facility.

In connection with acquisitions and dispositions, the Company had commitments related to property lease arrangements, certain indemnities, investments and other business obligations, in the normal course of business. As of December 31, 2006 and 2005, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2006 and 2005, the Company had no outstanding obligations attributable to these commitments and guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2006 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,689	15%
At book value less current surrender charge of 5% or more	401	1
At fair value	33,593	65

Subtotal	41,683	81%
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,304	5
Not subject to discretionary withdrawal	7,386	14

Total	$51,373	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2006:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$8,893
Policyholders’ reserves – individual annuities	3,151
Policyholders’ reserves – guaranteed investment contracts	586
Liabilities for deposit-type contracts	3,586

Subtotal	16,216

Separate Account Annual Statement:
Annuities	33,586
Other annuity contract deposit funds and guaranteed interest contracts	1,571

Subtotal	35,157

Total	$51,373

b.	Separate accounts

The Company has separate accounts classified as the following: (1) indexed, which are invested to mirror an established index based on the guarantee; (2) non-indexed, which have reserve interest rates at no greater than 4% and/or fund long-term interest guarantee in excess of a year that does not exceed 4%; and (3) non-guaranteed, which are variable accounts where the benefit is determined by the performance and/or market value of the investment held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2006 is as follows:

	Indexed	Non- Indexed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$497	$—	$6,398	$6,895

Reserves:
For accounts with assets at:
Fair value	$1,565	$984	$34,736	$37,285
Amortized cost	—	—	—	—

Total reserves	1,565	984	34,736	37,285
Other liabilities	—	—	428	428

Total	$1,565	$984	$35,164	$37,713

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,062	$—	$—	$1,062
At book value without fair value adjustment and current surrender charge of 5% or more	—	—	448	448
At fair value, which may or may not have a surrender charge	—	984	34,196	35,180
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	92	92

Subtotal	1,062	984	34,736	36,782
Other liabilities	503	—	428	931

Total	$1,565	$984	$35,164	$37,713

For the year ended December 31, 2006, net transfers to separate accounts which are included in the Statutory Statements of Income of $2,103 million, included transfers to separate accounts of $7,733 million and transfers from separate accounts of $5,630 million. In addition, $497 million of net deposits on deposit liabilities related to the Global Medium-Term Note Program were also transferred to separate accounts, but excluded from the Statutory Statements of Income.

19.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following: (1) the exchange of bonds for bonds of $1,698 million, $3,245 million and $1,125 million for the years ended December 31, 2006, 2005 and 2004, respectively; (2) the conversion of stocks to stocks of $314 million, $123 million and $135 million for the years ended December 31, 2006, 2005 and 2004, respectively; (3) stock distributions from other invested assets of $111 million, $7 million and $2 million for the years ended December 31, 2006,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

2005 and 2004, respectively; (4) the conversion of stocks to other invested assets of $71 million for the year ended December 31, 2006; (5) the conversion of bonds to stocks of $1 million, $9 million and $29 million for the years ended December 31, 2006, 2005 and 2004, respectively; (6) reclassification of short-term investments to bonds of $906 million for the year ended December 31, 2006; (7) the transfer of real estate assets from separate accounts to partnerships and limited liability companies of $398 million for the year ended December 31, 2006; (8) premium collected from customers that used policyholder dividends to pay renewal premium or to purchase additional insurance of $1,026 million, $884 million and $974 million for the years ended December 31, 2006, 2005 and 2004, respectively; (9) deposits from dividends left on deposit, to accumulate interest, of $40 million, $39 million and $44 million for the years ended December 31, 2006, 2005 and 2004, respectively; (10) policyholder dividends applied to reduce policy indebtedness of $19 million, $16 million and $18 million for the years ended December 31, 2006, 2005 and 2004, respectively; and (11) the transfer of real estate to separate accounts of $360 million for the year ended December 31, 2004.

20.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2006 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company
C.M. Life Insurance Company
MassMutual Holding LLC
The MassMutual Trust Company
MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company
MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC
HYP Management LLC
MassMutual Assignment Company
MassMutual Benefits Management, Inc.
MassMutual Funding LLC
MassMutual Holding MSC, Inc.
MassMutual International LLC
MMHC Investment LLC
MML Investors Services, Inc.
MML Realty Management Corporation
Cornerstone Real Estate Advisers LLC
Babson Capital Management LLC
Oppenheimer Acquisition Corporation – 96.8%
MassMutual Baring Holding, LLC
MML Financial, LLC
MassMutual Capital Partners LLC

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MML Series Investment Fund II
MassMutual Select Funds
MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 26.    Exhibits

Exhibit (a)	i.	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account.(1)
	ii.	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the GVUL Segment of the Separate Account.(1)

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company.(1)
	ii.	Form of Broker-Dealer Selling Agreement.(1)

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Certificate with Variable Rider(1)
	ii	Form of Accidental Death and Dismemberment Rider(2)
	iii	Form of Waiver of Monthly Charges Rider(2)
	iv	Form of Accelerated Benefits Rider(2)

Exhibit (e)	i.	Form of application for Flexible Premium Adjustable Variable Life Certificate with Variable Rider(3)

Exhibit (f)	i.	Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company.(1)
	ii.	By-Laws of Massachusetts Mutual Life Insurance Company.(1)

Exhibit (g)	Form of Reinsurance Contracts(2)

Exhibit (h)	i.	Form of Participation Agreements
		a.	American Century Variable Portfolios, Inc.(1)
		b.	Fidelity Variable Insurance Products Fund II(4)
		c.	MFS® Variable Insurance TrustSM(4)
		d.	MML Series Investment Fund(5)
		e.	MML Series Investment Fund II(5)
		f.	Oppenheimer Variable Account Funds(6)
		g.	Oppenheimer Panorama Series Fund, Inc.(1)
		h.	T. Rowe Price Equity Series, Inc.(4)
	ii.	Shareholder Information Agreements
		a.	American Century Investment Services, Inc. [7]
		b.	Fidelity Distributors Corporation [7]
		c.	MFS Fund Distributors, Inc. [7]
		d.	MML Series Investment Fund [7]
		e.	MML Series Investment Fund II [7]
		f.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. [7]
		g.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. [7]

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered. *

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm, KPMG LLP*
	ii.	a. Powers of Attorney(8)
b. Powers of Attorney - Michael Rollings [9]

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy.*

[1]	Incorporated by reference to the Initial Registration Statement No. 333-22557 on Form S-6 filed with the Commission as an exhibit on February 28, 1997.

2	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-22557 on Form N-6 filed with the Commission as an exhibit on February 20, 2003.
3	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-22557 on Form S-6 filed with the Commission as an exhibit on May 1, 1997.
4	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
5	Incorporated by reference to Initial Registration Statement No. 333-130156 on Form N-4, filed with the Commission as an exhibit on December 6, 2005.
6	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991 on Form N-4, filed with the Commission as an exhibit on April 24, 2006.
7	Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement No. 333-50410 on Form N-6, filed with the Commission as an exhibit on or about April 25, 2007.
8	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-130156, filed with the Commission as an exhibit on Form N-4 on April 24, 2006.
9	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-131007 on Form N-4/A, filed with the Commission as an exhibit on November 3, 2006.
*	Filed herewith.

Item 27. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

James R. Birle, Lead Director 1295 State Street Springfield, MA 01111	Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080	William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033 Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940	Stuart H. Reese, Director, Chairman, President and Chief Executive Officer (Principal Executive Officer) 1295 State Street Springfield, MA 01111

Executive Vice Presidents:

Frederick C. Castellani 1295 State Street Springfield, MA 01111	John V. Murphy 1295 State Street Springfield, MA 01111

Roger W. Crandall 1295 State Street Springfield, MA 01111	Mark Roellig 1295 State Street Springfield, MA 01111

William F. Glavin, Jr. 1295 State Street Springfield, MA 01111

Michael T. Rollings 1295 State Street Springfield, MA 01111

Elaine A. Sarsynski 1295 State Street Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC - 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%).

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC - 50%; MML Realty Management Corporation - 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation which holds a real estate license.

c.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest - 58%).

d.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% - of DP.)

e.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

f.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC - 97.9%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (10% by OFI).

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual investments.

9.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers LLC - 50%).

10.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International LLC and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.).

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC - 79.43%; MassMutual Holding LLC - .07%; 1279342 Ontario Limited - 20.5%).

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada - 99.99 % and MassMutual International LLC - 0.1%).

a.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) Limitada - 33.49%).

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International LLC - 99.9%; MassMutual Holding LLC - .01%).

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. - 39%).

2.)	Fuh Hwa Securities Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MassMutual Mercuries Life Insurance Company - 30.7%; MassMutual International Holding MSC, Inc. - 21.1%).

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC - 80%; MM Real Estate Co., Ltd. - 7.6%; Protective Capital (International) Ltd. - 6.38%; MassMutual Asia Limited - 5.9%; and MassMutual Life Insurance Company - .02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

g.	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company - 4.8%; MassMutual International LLC - 95.2%).

11.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

12.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

13.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

c.	Invicta Holdings LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company.

1.)	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

2.)	Invicta Capital LLC (April 12, 2006), a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC.

a.)	Invicta Credit LLC (April 12, 2006), a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps.

14.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

b.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

c.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

d.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

e.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors

iii.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A.(June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.)	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.)	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

15.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	OFI Tremont Market Neutral Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Emerging Technologies Fund

•	Oppenheimer Enterprise Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Growth Fund

•	Oppenheimer High Yield Fund (in the process of de-registering)

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Large-Cap Core Trust (in the process of de-registering)

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest Capital Value Fund, Inc.

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Quest Value Fund, Inc.

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA Baring International Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Trust

•	Oppenheimer Transition 2010

•	Oppenheimer Transition 2015

•	Oppenheimer Transition 2020

•	Oppenheimer Transition 2030

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 29.	Indemnification

RULE 484 UNDERTAKING

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 30. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State. MML Distributors, LLC also acts as principal underwriter for MML Series Investment Fund and MML Series Investment Fund II, registered investment companies.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
William F. Glavin	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer and Treasurer

Andrew Dickey	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Chief Compliance Officer and Enfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Alan Taylor	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Eugene Charon	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Denise Kresock	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor	1295 State Street Springfield, MA 01111-0001

Camille Donald	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	U.S. Insurance Group Supervisor	1295 State Street Springfield, MA 01111-0001

Ellen Dziura	Retirement Income Supervisor	1295 State Street Springfield, MA 01111-0001

(c)

Name of Principal Underwriter	Net Underwriting Commissions/1/	Other Compensation
MML Distributors, LLC		$334,235/2/

[1]	Commissions will be paid through MML Distributors and MML ISI to agents and selling brokers for selling the policy. During January 1, 2006 through December 31, 2006, commissions paid were $4,262,042.

[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2006 was $334,235.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33	Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Variable Rider to the Group Universal Life Insurance Certificate described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 12 to Registration No. 333-22557 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 12 to Registration Statement No. 333-22557 to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Springfield and the Commonwealth of Massachusetts on the 24th day of April, 2007.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

    (Depositor)

By:	/s/ Stuart H. Reese*
Stuart H. Reese
President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Stephen L. Kuhn *Stephen L. Kuhn	On April 24, 2007, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 12 to Registration Statement No. 333-22557 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date

/s/ STUART H. REESE* Stuart H. Reese	President and Chief Executive Officer (Principal Executive Officer)	April 24, 2007

/s/ MICHAEL T. ROLLINGS* Michael T. Rollings	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2007

/s/ NORMAN A. SMITH* Norman A. Smith	Corporate Vice President and Controller (Principal Accounting Officer)	April 24, 2007

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 24, 2007

/s/ JAMES R. BIRLE* James R. Birle	Director	April 24, 2007

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 24, 2007

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 24, 2007

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 24, 2007

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 24, 2007

/S/ ROBERT ESSNER* Robert Essner	Director	April 24, 2007

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 24, 2007

/s/ CAROL A. LEARY* Carol A. Leary	Director	April 24, 2007

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 24, 2007

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 24, 2007

/S/ MARC RACICOT* Marc Racicot	Director	April 24, 2007

/s/ STEPHEN L. KUHN *Stephen L. Kuhn	On April 24, 2007, as Attorney-in-Fact pursuant to powers of attorney

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit (n) i.	Consent of Independent Registered Public Accounting Firm—KPMG LLP

Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy.